Exhibit 10.21





                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                          JG GULF COAST TOWN CENTER LLC



                                 BY AND BETWEEN


                            JG GULF COAST MEMBER LLC,
                        an Ohio limited liability company

                                       and

                              CBL/GULF COAST, LLC,
                       a Florida limited liability company





                         Effective Date: April 27, 2005

                              TABLE OF CONTENTS OF
           AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
                          JG GULF COAST TOWN CENTER LLC
         BY AND BETWEEN JG GULF COAST MEMBER LLC AND CBL/GULF COAST, LLC
                         (EFFECTIVE DATE APRIL 27, 2005

ARTICLE I  DEFINITIONS.........................................................1
1.01     Definitions...........................................................1
1.02     Other Definitional Provisions........................................14
1.03     Statement as to Member's Approval/Voting Rights......................14

ARTICLE II FORMATION..........................................................15
2.01     Formation............................................................15
2.02     Name.................................................................15
2.03     Principal Place of Business..........................................15
2.04     Statutory Agent......................................................15
2.05     Term.................................................................15

ARTICLE III  PURPOSE OF COMPANY; ADMISSION OF CBL; CAPITAL ACCOUNTS
AND INTEREST/RETURN; FINANCING; OUTPARCEL
VENTURE  15
3.01     General Business Purpose of the Company..............................15
3.02     Admission of CBL.....................................................15
3.03     Capital Accounts.....................................................16
3.04     Financing............................................................16
3.05     Outparcel Venture....................................................22

ARTICLE IV  NAMES AND ADDRESSES OF MEMBERS....................................22

ARTICLE V GOVERNANCE..........................................................22
5.01     General Powers.......................................................22
5.02     Standard of Conduct..................................................23
5.03     Governance...........................................................23

ARTICLE VI  SPECIFIC DUTIES OF MEMBERS........................................26
6.01     Managing Member......................................................27
6.02      JG's Specific Duties................................................27
6.03     Managing Member; CBL'S Specific Duties...............................28
6.04     Other Member's Participation in Development
          and Construction of the Project.....................................33
6.05     Construction Contract................................................33
6.06     Removal and Resignation..............................................33
6.07     Compensation.........................................................34

ARTICLE VII  CONFLICT OF INTEREST TRANSACTIONS................................34

ARTICLE VIII  INDEMNIFICATION.................................................34
8.01     Indemnification......................................................34

8.02     Expenses.............................................................35
8.03     Insurance............................................................35

ARTICLE IX  LIMITATION OF LIABILITY OF MEMBERS; MEMBER LISTS..................35
9.01     Limitation on Liability..............................................35
9.02     No Liability for Company Obligations.................................35
9.03     List of Members......................................................35

ARTICLE X  LIABILITY, PROPERTY AND CASUALTY INSURANCE.........................35
10.01    Insurance............................................................35

ARTICLE XI  CAPITAL CONTRIBUTIONS TO THE COMPANY..............................36
11.01    Members' Required Capital Contributions..............................36
11.02    Additional Non-Required Capital Contributions or Member Loans........38
11.03    No Third-party Rights................................................38
11.04    Member Construction Loans not Capital Contributions..................38
11.05    No Further Assessments on Membership Interests.......................38

ARTICLE XII  DISTRIBUTIONS TO MEMBERS.........................................39
12.01    Distributions of Distributable Cash..................................39
12.02    Capital Events Distributions.........................................40
12.03    Distribution of Incoming Equalizing Contribution to CBL..............40
12.04    Limitation Upon Distributions........................................40

ARTICLE XIII  ALLOCATIONS OF NET PROFITS AND NET LOSSES.......................40
13.01    Net Profits..........................................................40
13.02    Net Losses...........................................................41
13.03    2005 Fiscal Year.....................................................41

ARTICLE XIV  BOOKS AND RECORDS................................................41
14.01    Accounting Period....................................................41
14.02    Records and Reports..................................................41
14.03    Inspection of Records by Members.....................................42
14.04    Tax Returns..........................................................42
14.05    Financial Statements.................................................43

ARTICLE XV  TERMINATION OF MEMBERSHIP INTEREST................................43
15.01    Termination of Interest..............................................43
15.02    Withdrawal...........................................................43
15.03    Effect of Termination of Membership..................................43

ARTICLE XVI TRANSFERS OF MEMBERSHIP INTERESTS AND RESTRICTIONS ON TRANSFERS; IMPASSE PROVISIONS; PLEDGE OF
MEMBERSHIP INTERESTS; SALE OF PROJECT.........................................43
16.01    Definition of "Assignment"...........................................43
16.02    Restriction on Assignment............................................44

16.03    Exempt Assignments...................................................44
16.04    Mandatory Buy/Sell on Impasse........................................46
16.05    Right of First Refusal; Buy/Sell.....................................48
16.06    Conditions of Assignments............................................51
16.07    Lender Approval......................................................51
16.08    Pledge of Membership Interests.......................................52
16.09  Mutually Exclusive Rights..............................................52

ARTICLE XVII  DISSOLUTION, TERMINATION AND WINDING-UP.........................52
17.01    Events Causing Dissolution...........................................52
17.02    Continuation.........................................................52
17.03    Effect of Dissolution................................................52
17.04    Winding-Up, Liquidation and Distribution of Assets...................52
17.05    Articles of Termination..............................................53
17.06    Return of Contribution Nonrecourse to Other Members..................54

ARTICLE XVIII  MISCELLANEOUS PROVISIONS.......................................54
18.01    Applicable Law.......................................................54
18.02    No Action or Partition...............................................54
18.03    Execution of Additional Instruments..................................54
18.04    Waivers..............................................................54
18.05    Rights and Remedies Cumulative.......................................54
18.06    Heirs, Successors and Assigns........................................54
18.07    Creditors............................................................54
18.08    Counterparts.........................................................54
18.09    Federal Income Tax Elections; Tax Matters Member.....................55
18.10    Notices..............................................................55
18.11    Amendments...........................................................56
18.12    Enforceability.......................................................56
18.13    Drafting.............................................................56
18.14    Further Assurances...................................................56
18.15    Time.................................................................56
18.16    Integration..........................................................56
18.17    Termination of Letter Agreement......................................56
18.18    Public Announcements; Precedence in Publicity........................56
18.19    Estoppel Certificates................................................57
18.20    Legal Counsel........................................................57

ARTICLE XIX  REPRESENTATIONS AND WARRANTIES...................................57
19.01    Representation of CBL................................................57
19.02    Representations of JG................................................58
19.03    Survival of Representations and Warranties...........................59

ARTICLE XX  DEFAULT PROVISIONS................................................59
20.01    Events of Default....................................................59
20.02    Remedies Upon Default................................................61

20.03    Purchase Upon Default................................................62
20.04    Default Approval Rights; Loss of Approval Rights on Defaults.........64
20.05    Attorney's Fees......................................................64
20.06    Closing..............................................................64

ARTICLE XXI  APPOINTMENT OF MANAGING MEMBER AS ATTORNEY-IN-FACT...............67
21.01  Appointment............................................................67
21.02  Survival...............................................................67

                               LIST OF EXHIBITS TO
           AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
                          JG GULF COAST TOWN CENTER LLC
         BY AND BETWEEN JG GULF COAST MEMBER LLC AND CBL/GULF COAST, LLC
                         (EFFECTIVE DATE APRIL 27, 2005


Exhibit A ........Description of the Real Estate
Exhibit B.........Membership Interests
Exhibit C.........Fees to Members
Exhibit D.........Appraisal Procedure
Exhibit E.........Phase One Pro Forma
Exhibit F-1.......Phase One Site Plan
Exhibit F-2.......Phase Two Site Plan
Exhibit G.........Property Management Agreement
         .........         Exhibit A        The Property
         .........         Exhibit B        Form of Non-Anchor Lease
Exhibit H.........Phase One Development Schedule
Exhibit I.........Tax Matters

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                          JG GULF COAST TOWN CENTER LLC



     THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement")is made and entered into as of the 27th day of April, 2005, by and among (i) JG GULF COAST MEMBER LLC, an Ohio limited liability company ( herein referred to as "JG"), and (iii) CBL/GULF COAST, LLC, a Florida limited liability company (herein referred to as "CBL").

                              W I T N E S S E T H:

     WHEREAS, JG Gulf Coast Town Center LLC (the "Company") was formed by filing the Articles of Organization with the Secretary of State of Ohio on July 29, 2003, and the Company was originally formed under the name of "JG Ft. Myers LLC". The initial members of the Company were Richard E. Jacobs, Trustee under The Richard E. Jacobs Revocable Living Trust dated April 23, 1987, amended by modifications to said Trust, dated February 16, 1988, January 23, 1992, June 29, 1992, and Restatement of Trust dated August 1, 1994 and Modification of Trust dated May 14, 1996 ("Jacobs Trust") and JG Manager LLC, an Ohio limited liability company ("JG Manager"), and such members entered into that certain Operating Agreement of JG Ft. Myers LLC, dated to be effective as of the date of the filing of the Articles of Organization with the Secretary of State of Ohio as set forth above (such agreement and the amendment described directly below being in this Whereas clause referred to as the "Initial Operating Agreement"). The Company was qualified to do business in the State of Florida on November 5, 2003. Jacobs Trust subsequently contributed all of its interest in the Company to REJ Realty LLC, a Delaware limited liability company ("REJ Realty"), and REJ Realty was admitted to the Company as a member on December 31, 2003. Each of JG Manager and REJ Realty subsequently contributed all of its interest in the Company to JG, and JG was admitted to the Company as a member on April 19, 2005. The Initial Operating Agreement was amended by that certain First Amendment to Operating Agreement of JG Ft. Myers LLC, dated as of December 17, 2003, to change the name of the Company to JG Gulf Coast Town Center LLC;

     WHEREAS, the Company has been pursuing the development of certain real property located in Lee County, Florida consisting of approximately 203 acres of land (said real property being more particularly described on Exhibit A attached hereto and is herein referred to as the "Real Estate") with such development to consist of a retail shopping center as further provided herein (the "Project");

     WHEREAS, upon execution of this Agreement and in return for the Capital Contributions described herein, CBL has been admitted to the Company as a member owning an initial one hundred percent (100%) Capital Interest and a fifty percent (50%) Profits Interest herein, and JG will have no initial Capital

Interest and a fifty percent (50%) Profits Interest, each as set forth on Exhibit B attached hereto;

     WHEREAS, the Members desire to enter into this Agreement to set forth the rules, regulations, and provisions regarding the management of the business of the Company, the regulation of the affairs of the Company, the governance of the Company, the conduct of the Company's business and the rights and privileges of the Members.

     NOW,   THEREFORE,   in   consideration  of  the  covenants  and  agreements
hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     The Initial Operating Agreement is hereby amended and restated in its entirety and the operating agreement or limited liability company agreement governing the Company and its Members shall be as set forth herein.

                                    ARTICLE I

                                   DEFINITIONS

     1.01 Definitions. For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the following meanings:

     "Accountants" shall mean Deloitte & Touche LLP or such other national accounting firm as selected by the Members.

     "Act" shall mean the Ohio Limited Liability Company Law, Chapter 1705 of the Ohio Revised Code, as the same exists or may hereafter be amended.

     "Active Right" shall have the meaning set forth in Section 16.09.

     "Affiliate" shall mean, with respect to any Person (i) any Person, which directly or indirectly, through one or more intermediaries, Controls (as hereinafter defined), is controlled by, or is under common Control with, such Person and/or (ii) any Person, ten percent (10%) or more of the equity or beneficial interests of which are owned by a Member or owned by an Affiliate of a Member that is an Affiliate pursuant to clause (i) of this paragraph. Notwithstanding the definition of Affiliate set forth above, (A) EMJ Corporation, a Tennessee corporation ("EMJ"), shall not be deemed an Affiliate of CBL for purposes of this Agreement, (B) JG and its Affiliates shall not be deemed Affiliates of CBL for purposes of this Agreement and (C) CBL and its Affiliates shall not be deemed Affiliates of JG for purposes of this Agreement.

     "Affiliate Loan Guarantee(s)" shall have the meaning set forth in Section 3.04(c).

     "Agreement" shall mean this Agreement as originally executed and as may be modified or amended from time to time, and shall include all Exhibits attached hereto and incorporated herein, each as originally executed and as may be modified or amended from time to time.

     "Anchor" shall mean any department store or other tenant or occupant of the Project whose leased or owned floor space is greater than 70,000 square feet.

     "Appraisal Procedure" shall mean the procedure set forth on Exhibit D attached hereto for determining the fair market value of the Project in the event such is called for pursuant to this Agreement.

     "Appraised Value" shall have the meaning set forth in Exhibit D attached hereto.


     "Articles of Organization" shall mean the Articles of Organization of the Company as filed with the Secretary of State of Ohio, as the same exists or may hereafter be amended as set forth in this Agreement.

     "Buy/Sell  Initiator"  shall  have the  meaning  assigned  to that  term in
Section 16.05(b).


     "Buy/Sell Initiator Offer Price" shall have the meaning assigned to that term in Section 16.05(b).

     "Buy/Sell  Offer  Notice"  shall have the meaning  assigned to that term in
Section 16.05(b).


     "Buy/Sell  Project  Value" shall have the meaning  assigned to that term in
Section 16.05(b).


     "Buy/Sell  Respondent"  shall  have the  meaning  assigned  to that term in
Section 16.05(b).

     "Buy/Sell Respondent Purchase Price" shall have the meaning assigned to that term in Section 16.05(b).

     "Capital Account" shall have the meaning assigned to that term in Section 3.03.

     "Capital Contribution" shall mean any contribution to the capital of the Company in cash or property by a Member (including Initial Capital Contributions and contributions made at any time hereafter) and shall include any contribution/loan that is a Mandatory Contribution and/or that is a Non-Required Contribution.

     "Capital Events" shall mean the following events:

          (i) Any financing or refinancing of Company indebtedness that produces a surplus of funds available for distribution to the Members after deduction for (A) all transaction costs, (B)
               repayment of any refinanced indebtedness and (C) the establishment of any Reserves; and

          (ii) Any sale of all or any of the assets of the Company that produces a surplus of funds available for distribution to the Members after deduction for (A) all transaction costs, (B) repayment of any underlying indebtedness and (C) the establishment of any Reserves.

     "Capital Events Distribution" shall mean any distribution of cash arising from the occurrence of a Capital Event in the order as set forth in Section
12.01 below.

     "Capital Interest" shall mean that portion of the Membership Interest of a Member that represents such Member's interest in the capital of the Company.


     "CBL" shall have the meaning assigned to that term in the Preamble above.


     "CBL Construction Loan Guarantee Share" shall have the meaning assigned to that term in Section 3.04(a).

     "CBL Construction Loan Response Notice" shall have the meaning assigned to that term in Section 3.04(a).

     "CBL Mandatory Contributions" shall have the meaning assigned to that term in Section 11.01(b).


     "CBL Permanent Financing/Refinancing Guarantee Share" shall have the meaning assigned to that term in Section 3.04(b).

     "CBL Parent" shall mean CBL & Associates Limited Partnership, a Delaware limited partnership.

     "Code" shall mean the Internal Revenue Code of 1986, as the same exists or may hereafter be amended.

     "Company" shall mean JG Gulf Coast Town Center LLC.

     "Construction Contract(s)" shall mean the contract(s) for the construction of the phases of the Project as further described in Section 6.05 below.


     "Construction  Funds"  shall  have the  meaning  assigned  to that  term in
Section 11.01(b).


     "Construction Loan(s)" shall mean the loan(s) obtained by CBL for the Company from a lender of the funds necessary to (i) proceed with construction of Phase One and/or Future Phases and (ii) to fund any interim or bridge loan required in order to secure public financing for on or off-site improvements, including but not limited to tax incremental financing or transportation development districts or similar governmental/public financing programs in connection with the development of the Project. A Member may act as the lender of the Construction Loan as provided in Section 3.04(a), and subject to Section 5.03(vii), below.

     "Construction Loan Unavailability Notice" shall have the meaning assigned to that term in Section 3.04(a).

     "Construction Period(s)" shall mean, with respect to Phase One, the period from the date of this Agreement to the grand opening of Phase One; and for Future Phases, the period of time from the commencement of construction of such phase until the grand opening of such phase of the Project.

     "Control" or "Controlled by" shall mean the power, directly or indirectly, to direct the actions, operation or management of another Person by contract, the ownership of voting rights or otherwise.

     "Day" or "Days" (whether or not set forth in initial capital letters) shall mean a calendar day or days unless specifically stated otherwise.

     "Default  Approval  Rights" shall have the meaning assigned to that term in
Section 20.04.

     "Default  Formula  Price"  shall have the meaning  assigned to that term in
Section 20.03(b).

     "Default Purchase Closing Date" shall have the meaning assigned to that term in Section 20.06(c).

     "Default  Purchase  Price" shall have the meaning  assigned to that term in
Section 20.03(b).

     "Defaulting Member" shall have the meaning assigned to that term in Section 20.01.

     "Development Schedule(s)" shall mean the schedule for development and construction of the phases of the Project. There shall be a Development Schedule for each phase of the Project. The Phase One Development Schedule shall be as set forth on Exhibit H attached hereto and may be revised by the Members as set forth in this Agreement.

     "Distributable Cash" shall mean all cash received by the Company from Company operations but not from Capital Events, plus any cash that becomes available from Reserves, less the sum of the following, to the extent paid or set aside by the Company: (i) all principal and interest payments on indebtedness of the Company and all other sums paid to lenders but not including the principal and accrued interest on any loans made by a Member to the Company;
(ii) all cash expenditures incurred in the operation of the Company's business and/or maintaining the Company's status and qualification as a limited liability company including the fees listed on Exhibit C; and (iii) Reserves.

     "EMJ" shall mean EMJ Corporation, a Tennessee corporation.

     "Entity" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association or any foreign trust or foreign business organization.

     "Events of  Dissolution"  shall have the  meaning  assigned to that term in
Section 17.01.

     "Exercise Notice" shall have the meaning assigned to that term in Section 20.03(b).

     "Expedited  Impasse Event" shall have the meaning  assigned to that term in
Section 16.04(a).

     "Fiscal Year" shall mean the Company's Fiscal Year, which shall be the calendar year.

     "Future Phases" shall mean Phase Two and any other phases of the development and construction of the Project subsequent to Phase One (but excluding any renovation, remodeling or redevelopment of portions of the Project that the Company has previously developed and constructed).

     "GAAP" shall mean generally accepted accounting principles consistently applied. GAAP is a combination of authoritative accounting standards established by policy boards in the accounting profession or overseeing the accounting profession. As to any matter involving the Company's books and records, financial statements and/or accounting procedures, the determination of whether such complies with GAAP shall be made by the Accountants.

     "HVAC" shall mean heating, ventilation and air conditioning.

     "Impasse" shall have the meaning assigned to that term in Section 16.04(a).

     "Impasse Initiator" shall have the meaning assigned to that term in Section 16.04(b).

     "Impasse Initiator Offer Price" shall have the meaning assigned to that term in Section 16.04(b).

     "Impasse  Notice  Sender"  shall have the meaning  assigned to that term in
Section 16.04(a).

     "Impasse Notice  Recipient" shall have the meaning assigned to that term in
Section 16.04(a).

     "Impasse  Offer  Notice"  shall have the  meaning  assigned to that term in
Section 16.04(b).

     "Impasse  Project  Value"  shall have the meaning  assigned to that term in
Section 16.04(b).

     "Impasse  Respondent"  shall  have the  meaning  assigned  to that  term in
Section 16.04(b).

     "Impasse Respondent Purchase Price" shall have the meaning assigned to that term in Section 16.04(b).

     "Incoming Equalizing Contribution" shall have the meaning assigned to that term in Section 16.06(f).

     "Indemnitee" shall have the meaning assigned to that term in Section 8.01.

     "Initial Capital Contribution" shall mean the initial contribution to the capital of the Company made by a Member pursuant to this Agreement as set forth in Section 11.01(a).

     "Initial  Impasse  Notice" shall have the meaning  assigned to that term in
Section 16.04.

     "Initial Operating Agreement" shall have the meaning assigned to that term in the Whereas clauses above.

     "Interest/Return" shall have the meaning assigned to that term in Section 3.03(d).

     "JG" shall have the meaning assigned to that term in the Preamble above.

     "JG Construction Loan Guarantee Share" shall have the meaning assigned to that term in Section 3.04(a).

     "JG Construction Loan Response Notice" shall have the meaning assigned to that term in Section 3.04(a).

     "JG Exit Event" shall have the meaning assigned to that term in Section 16.06(f).

     "JG Permanent Financing/Refinancing Guarantee Share" shall have the meaning assigned to that term in Section 3.04(b).

     "JG Substitute Default Contribution" shall have the meaning assigned to that term in Section 11.01(b).

     "JG  Substitute  Member"  shall have the  meaning  assigned to that term in
Section 16.06(f).

     "JG Substitute Pro Forma Contribution" shall have the meaning assigned to that term in Section 11.01(b).

     "Key Construction Loan Terms" shall mean the following terms of any proposed Construction Loan for the Company, as embodied in a written term sheet, commitment letter or similar document provided by a potential financing source, and such following terms shall be subject to unanimous approval of the Members as set forth in Section 5.03 below:

          (i) The amount of the Construction Loan, unless the amount of the proposed Construction Loan is as set forth in the approved Pro Forma, and the equity requirements of the Construction Loan, unless the amount of equity is as set forth in the approved Pro Forma;

          (ii) The rate(s) of interest and whether such rate(s) of interest is/are fixed or variable;

          (iii) Except as noted below, the granting of security interests in any assets and/or the cross collateralization of the Construction Loan with any assets and/or the cross defaulting of the Construction Loan with any other financing of the Company. The exceptions to the previous sentence are as follows: (A) granting of security interests in the portion of the Real Estate with respect to which the construction to be financed by the Construction Loan pertains (e.g., Phase One Construction Loan including only the Phase One Real Estate) shall not be a Key Construction Loan Term, (B) the granting of security interests in the general assets of the Company, excluding the Real Estate, shall not be a Key Construction Loan Term, and (C) the granting of security interests and/or cross collateralization of the Construction Loan with any assets and/or cross defaulting of the Construction Loan with any other financing of the Company shall not be a Key Construction Loan Term if CBL Parent guarantees both the Construction Loan and the other financing;

          (iv) Any   provision   calling  for  the  personal   guarantee  of  or
               indemnification or contribution by JG or its Affiliates;

          (v) Representations warranties or undertakings that may create personal liability of the Members beyond their interest in the Company, other than representations or warranties that are made by the Managing Member and/or its Affiliates;

          (vi) The term, if less than one (1) year beyond the projected end of the Construction Period for the phase of the Project to which the Construction Loan relates; and

          (vii) Any document evidencing or securing the Construction Loan that does not permit the transfer of Membership Interests that would otherwise be permitted under Article XVI of this Agreement; except that any provision in any such document that provides that prior notice must be given to the lender of the Construction Loan of a transfer of Membership Interests shall not be deemed to be a Key Construction Loan Term if such lender has no rights to prohibit or restrict such transfers otherwise permitted under
               Article XVI of this Agreement.

     Once the Members have unanimously approved the Key Construction Loan Terms, any change or modification to such terms as approved by the Members (other than non-substantive wording changes or typographical errors) shall require the unanimous re-approval of the Members pursuant to Section 5.03 below.

     "Key Permanent Loan Terms" shall mean the following terms of any proposed Permanent Financing/Refinancing for the Company, as embodied in a written term sheet, commitment letter or similar document provided by a potential financing source, and such following terms shall be subject to unanimous approval as set forth in Section 5.03 below:

          (i) The amount of the Permanent Loan, unless the amount of the proposed Permanent Financing/Refinancing is as set forth in the approved Pro Forma;

          (ii) The rate(s) of interest and whether such rate(s) of interest is/are fixed or variable;

          (iii) Except as noted below, the granting of security interests in any assets and/or the cross collateralization of the Permanent Financing/Refinancing with any assets and/or the cross defaulting of the Permanent Financing/Refinancing with any other financing of the Company. The exceptions to the previous sentence are as follows: (A) granting of security interests in the portion of the Real Estate with respect to which the Permanent Financing/Refinancing pertains (e.g., Phase One Permanent Financing/Refinancing including only the Phase One Real Estate), shall not be a Key Permanent Loan Term, (B) the granting of security interests in the general assets of the Company excluding the Real Estate shall not be a Key Permanent Loan Term, and (C) the granting of security interests and/or cross collateralization of the Permanent Financing/Refinancing with any assets and/or cross defaulting of the Permanent Financing/Refinancing with any other financing of the Company shall not be a Key Permanent Loan Term if CBL Parent guarantees both the Permanent Financing/Refinancing and the other financing;

          (iv) Any   provision   calling  for  the  personal   guarantee  of  or
               indemnification or contribution by any Member or its Affiliates other than the Managing Member and/or its Affiliates;

          (v) Representations, warranties or undertakings that may create personal liability of the Members beyond their interest in the Company, other than representations or warranties that are made by the Managing Member and/or its Affiliates and other than personal liability for standard recourse carve out provisions customary in the industry relating to (i) fraud, (ii) willful misrepresentation; (iii) waste, (iv) retention or diversion of rent or other revenue after an event of default; (v) retention or diversion of tenant security deposits; (vi) misapplication of insurance proceeds; and (vii) misapplication of condemnation awards;

          (vi) The term, if less than a period of five (5) years; and

          (vii) Any document evidencing or securing the Permanent Financing/Refinancing that does not permit the transfer of Membership Interests that would otherwise be permitted under
               Article XVI of this Agreement; except that any provision in any such document that provides that prior notice must be given to the lender of the Permanent Financing/Refinancing of a transfer of Membership Interests shall not be deemed to be a Key Permanent Loan Term if such lender has no rights to prohibit or restrict such transfers otherwise permitted under Article XVI of this Agreement.

     Once the Members have unanimously approved the Key Permanent Loan Terms, any change or modification to such terms as approved by the Members (other than non-substantive wording changes or typographical errors) shall require the unanimous re-approval of the Members pursuant to Section 5.03 below.

     "Letter Agreement" shall mean that certain letter agreement dated February 22, 2005 entered into by and between (i) JG or its Affiliate and (ii) CBL or its Affiliate with respect to the formation of the Company and the entering into of this Agreement.

     "Losses" shall have the meaning set forth in Section 8.01.

     "Majority Vote" shall mean the vote or written consent of Members holding a majority (i.e., in excess of fifty percent (50%)) of the Voting Interests held by all Members.

     "Management Fee" shall have the meaning set forth on Exhibit C.

     "Managing Member" shall mean CBL, unless and until replaced pursuant to the terms of this Agreement and, upon such replacement, shall mean the Member who has assumed such position.

     "Mandatory Contribution(s)" shall have the meaning set forth in Section 11.01(b).

     "Material  Development  Deviation"  shall  have the  meaning  set  forth in
Section 6.05(c).

     "Material Operating Deviation" shall have the meaning set forth in Section 6.05(b).

     "Maximum Required Funding" shall have the meaning set forth in Section 11.01(b).

     "Member" shall mean any Person reflected in the required records of the Company as the owner of a Membership Interest.

     "Member  Construction Loan" shall have the meaning assigned to that term in
Section 3.04(a).

     "Member Lender" shall have the meaning set forth in Section 3.04(d).

     "Membership Interest" shall mean a Member's entire interest in the Company, consisting of such Member's rights to any distributions of Distributable Cash or property of the Company, a Member's Voting Interests, a Member's rights to otherwise participate in the management of the affairs of the Company and any rights of a Member to assign all or any portion of such Member's interest in the Company. The term Membership Interest shall include a Member's Capital Interest and such Member's Profits Interest.

     "Merger" shall have the meaning set forth in Section 17.01.

     "Net Profits" and "Net Losses" shall mean, with respect to any Fiscal Year, the Company's taxable income or loss determined in accordance with Section 703(a) of the Code for such Fiscal Year (for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to
Section  703(a)(1)  of the Code will be  included  in  taxable  income or loss);

provided, such Net Profits and Net Losses will be computed as if items of tax-exempt income and nondeductible, non-capital expenditures (under Sections 705(a)(1)(B) and 705(a)(2)(B) of the Code) were included in the computation of taxable income or loss. If any Member contributes property to the Company with an initial book value to the Company different from its adjusted tax basis for federal income tax purposes to the Company, or if Company property is revalued pursuant to Section 1.704-1(b)(2)(iv)(f) of the Regulations or as otherwise required by the Regulations, Net Profits and Net Losses will be computed as if the initial adjusted tax basis for federal income tax purposes to the Company of such contributed or revalued property equaled its initial book value to the Company as of the date of contribution or revaluation. Credits or debits to Capital Accounts due to a revaluation of Company assets in accordance with
Section 1.704-1(b)(2)(iv)(f) of the Regulations, or due to a distribution of non-cash assets, will be taken into account as gain or loss from the disposition of such assets for purposes of Article XIII hereof.

     "Non-Affiliated  Members"  shall have the meaning  assigned to that term in
Section 20.03(a).

     "Non-Defaulting  Member(s)" shall have the meaning assigned to that term in
Section 20.01.

     "Non-Required Contribution(s)" shall mean any contribution to the capital of the Company or loan to the Company by a Member that is not a Mandatory Contribution, as further defined in and pursuant to Section 11.02 below.

     "Non-Transferring  Member" shall have the meaning  assigned to that term in
Section 16.05(a).

     "Operating Budget" shall mean the annual Operating Budget for the operation of completed phase(s) of the Project (i.e., Phase One and any Future Phase(s), when and as completed), upon completion of construction of such phase(s), as unanimously approved by the Members from time to time pursuant to Section 5.03 below, which shall contain the budgeted expenses and budgeted revenues to be incurred/received as relates to the completed phases of the Project for the annual period to which such budget relates.

     "Operating Deficits" shall mean the amount by which the sum of the expenditures and costs incurred by the Company in the operation of the Project (including, without limitation, current debt service and deferred maintenance obligations (other than deferred maintenance obligations of a capital nature) in the year in which the cash expense corresponding to such deferred maintenance obligations is paid) exceeds the cash receipts generated from the ordinary day-to-day operations of the business of the Company from all sources available to the Company without deduction of depreciation, cost recovery, and other non-cash charges.

     "Outparcel" shall mean any parcel identified as an outlot or outparcel on any Site Plan.

     "Outparcel Venture" shall have the meaning set forth in Section 3.05.

     "Outparcel Venture Agreement" shall have the meaning set forth in Section 3.05.

     "Payment Amount" shall have the meaning set forth in Section 20.06(i).

     "Permanent Financing/Refinancing" shall mean any loans or financings entered into by CBL on behalf of the Company to refinance/replace the Construction Loan, or to refinance, replace or substitute for any other subsequent financings of the Company, that provides the permanent financing for the operation of the Project and the Company's business. Neither CBL nor any of its Affiliates shall act as the lender of the Permanent Financing/Refinancing.

     "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such "Person" where the context so permits.

     "Phase One" shall mean a phase of the Project consisting of the retail shopping center to be developed and constructed on a portion of the Real Estate consisting of approximately ninety-three (93) acres, consistent with the Phase One Site Plan, and to be known as "Gulf Coast Town Center" or such other name as to which the Members may agree.

     "Phase Two" shall mean a phase of the Project consisting of the retail shopping center (which may include one or more sub-phases) to be developed and constructed on a portion of the Real Estate, consistent with the Phase Two Site Plan, also to be known as "Gulf Coast Town Center" or such other name as to which the Members may agree.

     "Profits Interest" shall mean that portion of the Membership Interest of a Member that represents such Member's interest in the Net Profits and Net Losses of the Company for each Fiscal Year, as allocated under Article XII below and as set forth on Exhibit B. JG's Profits Interest (consistent with Rev. Proc. 93-27) will be attributable to JG's services pursuant to Section 6.02 of this Agreement.

     "Pro Forma" shall mean a pro forma budget(s) for the development and construction of the phases of the Project, as unanimously approved by the Members pursuant to Section 5.03 below in accordance with the procedures set forth in Article VI. There shall be a Pro Forma for each phase of the Project. The Phase One Pro Forma shall be as set forth on Exhibit E attached hereto.


     "Project" shall mean the retail shopping center to be developed on the Real Estate. The Project shall consist of Phase One and Future Phases as set forth in this Agreement.

     "Property Management Agreement" shall mean the Property Management Agreement, dated as of the date hereof, to be entered into between the Company and the Property Manager, substantially in the form of Exhibit G attached hereto.

     "Property Manager" shall mean CBL or its Affiliate in its capacity as "Manager" under the Property Management Agreement, and any successor or replacement "Manager" as provided therein.

     "Purchasing Member" shall have the meaning assigned to that term in Section 20.06(a).

     "Real Estate" shall mean the real property described in the Whereas clauses above.

     "Representative"  shall have the  meaning  assigned to that term in Section
6.04 below.

     "Reserves" shall mean, with respect to any fiscal period or on any Capital Event, funds set aside and held in reserve by the Company (i) in an Annual Operating Budget or Pro Forma as amounts allocated for (A) normal and customary reserves for working capital; (B) capital expenditures; (C) to pay taxes, insurance and/or debt service; and/or (D) to pay any other costs or expenses incident to the ownership or operation of the Company's business, including, but not limited to, reserves established for contingent liabilities arising out of claims or lawsuits; and/or (ii) from proceeds from a Capital Event, with the unanimous approval of the Members pursuant to Section 5.03 below, for any purpose determined by the Managing Member. Reserves shall also include amounts required to be held in reserve by the lender on any financing or refinancing of any Company indebtedness.

     "RoFR Notice" shall have the meaning assigned to that term in Section 16.05(a).

     "RoFR Period" shall have the meaning assigned to that term in Section 16.05(a).

     "Selling Member" shall have the meaning assigned to that term in Section 20.06(a).

     "Site Plan" shall mean the site plan(s) for the phases of the Project, including any revisions or modifications to a site plan, subject to any unanimous approval rights set forth in Section 5.03 below. There shall be a Site Plan for each phase of the Project. The Phase One Site Plan is set forth on Exhibit F-1 attached hereto. The Phase Two Site Plan is set forth on Exhibit F-2 attached hereto.

     "SWGW" shall have the meaning assigned to that term in Section 18.20.

     "Tax Distribution" shall have the meaning assigned to that term in Section 12.01.

     "TH" shall have the meaning assigned to that term in Section 18.20.

     "Third-Party  Purchaser"  shall have the  meaning  assigned to that term in
Section 16.05(a).

     "TMM" shall have the meaning assigned to that term in Section 18.09.

     "Transferring  Member"  shall  have the  meaning  assigned  to that term in
Section 16.05(a).

     "Treasury Regulations" or "Regulations" shall mean the federal income tax final regulations or temporary regulations, promulgated under the Code, as such regulations exist or may hereafter be amended from time to time (including corresponding provisions of succeeding regulations).

     "Voting Interests" shall mean each Member's rights to vote or approve any matter set forth in this Agreement requiring a Member's vote or requiring unanimous approval of the Members. The Voting Interests of the Members shall be JG - fifty percent (50%) and CBL - fifty percent (50%). Any reference in this Agreement to approvals of the Members or voting of Members shall be deemed to refer to each Member's Voting Interest. A Member's Voting Interest shall not change with fluctuations, if any, in such Member's Capital Interest and/or such Member's Profits Interest.

                  1.02     Other Definitional Provisions.
                           -----------------------------

     (a) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Exhibits or Schedules shall refer to the corresponding Article or Section of, or Exhibit or Schedule attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions of, or Exhibits or Schedules to, another document or instrument. All Exhibits or Schedules attached hereto are by this reference made a part hereof. All references to any instrument, document or agreement shall, unless the context otherwise requires, refer to such instrument, document or agreement as the same may be, from time to time, amended, modified, supplemented, renewed, extended, replaced or restated.

     (b) Terms not otherwise defined in this Agreement shall have the meanings set forth in the Act.

     1.03 Statement as to Member's Approval/Voting Rights. Notwithstanding any provision in this Agreement to the contrary, the Members hereby agree that in any decision calling for a vote or approval of the Members, the following Members shall be solely authorized to make such decision, vote or approval and, once made, such decision shall be binding on the Affiliates of such Member who are currently Members of the Company or who may be in the future admitted as Members of the Company:

          (i) As to any vote, approval or decision by JG and/or any of its Affiliates who may be admitted as Members of the Company - JG shall be solely authorized to cast such vote, exercise such approval or make such decision; and

          (ii) As to any vote, approval or decision by CBL and/or any of its Affiliates who may be admitted as Members of the Company - CBL shall be solely authorized to cast such vote, exercise such approval or make such decision.

                                   ARTICLE II

                                    FORMATION

     2.01 Formation. The Company was formed as an Ohio limited liability company by the filing of the Articles of Organization with the Secretary of State of Ohio in accordance with the provisions of the Act on July 29, 2003. The Company has been qualified to do business in the State of Florida as of November 5, 2003.

     2.02 Name. The name of the Company is JG Gulf Coast Town Center LLC.

     2.03 Principal Place of Business. The principal place of business of the Company shall be 2030 Hamilton Place Boulevard, Suite 500, CBL Center, Chattanooga, Tennessee, 37421. The Company may locate its places of business at any other place or places as the Members may from time to time deem advisable.

     2.04 Statutory Agent. The Company's statutory agent for service of process is TH&F Statutory Agent Corp., One Columbus, 10 West Broad Street, Suite700, Columbus, Ohio 42315. The statutory agent may be changed from time to time pursuant to the Act and the applicable rules promulgated thereunder.

     2.05 Term. The term of the Company commenced on the date the Articles of Organization were filed with the Secretary of State of Ohio and shall continue until the Company is dissolved and its affairs wound up in accordance with the provisions of this Agreement or the Act. The Company shall have a perpetual existence unless terminated as stated above.

                                   ARTICLE III

                      PURPOSE OF COMPANY; ADMISSION OF CBL;
                      CAPITAL ACCOUNTS AND INTEREST/RETURN;
                          FINANCING; OUTPARCEL VENTURE


     3.01 General Business Purpose of the Company. The business of the Company shall be to engage in any lawful activity related to its activities to develop, own, operate, lease and manage the Project on the Real Estate. In furtherance thereof, the Company may exercise all powers necessary to or reasonably connected with the Company's business which may be legally exercised by limited liability companies under the Act, and may engage in all activities necessary, customary, convenient, or incident to any of the foregoing.

     The Members agree that the Project shall be developed in phases and there shall be separate responsibilities as between the Members with respect to (i) the development of Phase One and (ii) the development of Future Phases. Those separate responsibilities shall be as set forth in this Agreement.

     3.02 Admission of CBL . As of the date of this Agreement, CBL has been admitted to the Company as a Member having the Capital Interest and the Profits Interest set forth on Exhibit B. In consideration of CBL's admission as a Member in the Company, CBL has contributed the sum of Forty Million Three Hundred Thirty-Four Thousand Nine Hundred Seventy-Eight Dollars ($40,334,978.00) in cash to the Company, as CBL's Initial Capital Contribution on such admission. The Company then distributed such amount to JG and JG's Capital Interest was reduced (diluted) to zero and its Profits Interest was reduced to fifty percent (50%), set forth on Exhibit B as of the date of this Agreement. The Members agree that the Company and each Member shall treat the admission of CBL and dilution of JG as a sale by JG of the Project to CBL.

     3.03 Capital Accounts (a) An individual capital account shall be maintained for each Member in accordance with Exhibit I attached hereto (a "Capital Account").

     (b) The provisions of Exhibit I and any other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b)(2)(iv), and shall be interpreted and applied in a manner consistent with such Regulations. In the event that the Managing Member shall determine that it is prudent to modify the manner in which Capital Accounts, or any debits or credits thereto (including, without limitation, any debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or the Members) are computed in order to comply with such Regulations, the Managing Member may make such modification, provided, that such modification would not reasonably be expected to have a material effect on the amount distributable to any Member pursuant to the provisions of this Agreement upon the dissolution and liquidation of the Company. The Managing Member also shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

     (c) The Capital Accounts of the Members as of the date of this Agreement following CBL's admission as a Member and following the distributions and adjustments to the Capital Account of JG as referenced above are as follows:

                  JG -              $0.00
                  CBL -             $40,334,978.00

     (d) Interest/Return. Except as set forth below, the Members agree that interest/return shall accrue on any and all loans/capital contributions by Members to the Company at the rate of eleven percent (11%) per annum (simple, not compounded) interest/return (the "Interest/Return") until fully repaid or returned; provided, however, the Members also agree that in the event one Member or its Affiliates shall make the Construction Loan, the interest rate on such Construction Loan may not be at a rate equivalent to the Interest/Return but such interest rate shall be on market rate terms.

     3.04 Financing.

     (a) Construction Loan. (i) The parties acknowledge that JG and/or its Affiliates have been pursuing the negotiation of a Construction Loan as to Phase One prior to the date of this Agreement. JG and/or its Affiliates have presented a term sheet as to the Phase One Construction Loan to CBL and its Affiliates prior to the date of this Agreement. Following the execution of this Agreement and subject to the unanimous approval rights of the Members and the procedures set forth in Section 5.03 below, CBL shall cause the Company to enter into the

Phase One Construction Loan to fund the construction of Phase One. As to Construction Loans for Future Phases, CBL shall, subject to the unanimous approval rights of the Members and the procedures set forth in Section 5.03 below, cause the Company to enter into such Construction Loans to fund the construction of the Future Phases. CBL shall use its reasonable efforts to obtain such Construction Loans on arm's length terms that are the most favorable market-rate terms to the Company as reasonably possible from an institutional lender that is not an Affiliate of or Controlled by any Member.

     (ii) If CBL determines in its reasonable judgment that it is not possible to obtain a Construction Loan for any Future Phase on commercially reasonable terms from an institutional lender that is not an Affiliate of or Controlled by any Member, CBL shall provide written notice of such determination (the "Construction Loan Unavailability Notice") to JG, specifying in reasonable detail the basis of such determination and specifying the Key Construction Loan Terms, if any, upon which CBL would be willing to be the lender of such Construction Loan (any Construction Loan made by a Member being hereinafter referred to as a "Member Construction Loan") and otherwise complying in form and content with the requirements of Section 5.03(vii) below. The Key Construction Loan Terms and the other terms and conditions of all Member Construction Loans shall be on such arm's length and market rate terms (defined by reference to third-party unaffiliated loans for the most nearly comparable projects for which third-party unaffiliated loans are commercially available) as referenced above and as set forth in the definition of Construction Loan set forth in Section
1.01 above and shall include notice and cure periods for all defaults, including, but not limited to, payment defaults.

     (iii) JG shall, by written notice to CBL given within fourteen (14) days of JG's receipt of the Construction Loan Unavailability Notice, respond to CBL in writing (the "JG Construction Loan Response Notice") and shall in the JG Construction Loan Response Notice either (A) approve the Key Construction Loan Terms, if any, proposed for the Member Construction Loan by CBL in the Construction Loan Unavailability Notice and elect to participate in the Member Construction Loan with CBL, on an equal basis with CBL, in which case each of JG and CBL shall act as lender to the Company for their proportionate share of the Member Construction Loan, on the terms and conditions specified in the Construction Loan Unavailability Notice; (B) approve the Key Construction Loan Terms, if any, proposed for the Member Construction Loan by CBL in the Construction Loan Unavailability Notice and elect not to participate in the Member Construction Loan, in which case CBL shall act as lender to the Company of the entire Member Construction Loan, on the terms and conditions, if any, specified in the Construction Loan Unavailability Notice; (C) specify the Key Construction Loan Terms, if any, which shall in the aggregate be superior to the terms, if any, offered by CBL in the Construction Loan Unavailability Notice, upon which JG would be willing to be the lender of the entire Member Construction Loan; or (D) disapprove the Key Construction Loan Terms, if any, proposed for the Member Construction Loan by CBL in the Construction Loan Unavailability Notice.

     (iv) If JG elects to respond under clause (C) of the immediately preceding paragraph (iii) of this Section 3.04(a), CBL shall, by written notice to JG given within fourteen (14) days of CBL's receipt of the JG Construction Loan Response Notice, respond to JG in writing (the "CBL Construction Loan Response Notice") and shall in the CBL Construction Loan Response Notice either (A) approve the Key Construction Loan Terms for the Member Construction Loan proposed by JG in the JG Construction Loan Response Notice and elect to participate in the Member Construction Loan with JG, on an equal basis with JG, in which case each of JG and CBL shall act as lender to the Company for their proportionate share of the Member Construction Loan, on the terms and conditions specified in the JG Construction Loan Response Notice; (B) approve the Key Construction Loan Terms for the Member Construction Loan proposed by JG in the JG Construction Loan Response Notice and elect not to participate in the Member Construction Loan, in which case JG shall act as lender to the Company of the entire Member Construction Loan, on the terms and conditions specified in the JG Construction Loan Response Notice; or (C) disapprove the Key Construction Loan Terms for the Member Construction Loan proposed by JG in the JG Construction Loan Response Notice.

     (v) JG's approval of the Key Construction Loan Terms for the Member Construction Loan under either clause (A) or clause (B) of paragraph (iii) of this Section 3.04(a) shall be deemed to be JG's approval of such Key
Construction Loan Terms for purposes of Section 5.03(vii) below. JG's disapproval of the Key Construction Loan Terms for the Member Construction Loan under clause (D) of paragraph (iii) of this Section 3.04(a) shall be deemed to be JG's disapproval of such Key Construction Loan Terms for purposes of Section 5.03(vii) below. CBL, by reason of having given the Construction Loan Unavailability Notice, shall be deemed to have approved the Key Construction Loan Terms, if any, for the Member Construction Loan proposed by CBL in the Construction Loan Unavailability Notice, whether or not JG elects to act as lender with respect to its proportionate share of such Member Construction Loan.

     (vi) CBL's approval of the Key Construction Loan Terms for the Member Construction Loan under either clause (A) or clause (B) of paragraph (iv) of this Section 3.04(a) shall be deemed to be CBL's approval of such Key Construction Loan Terms for purposes of Section 5.03(vii) below. CBL's disapproval of the Key Construction Loan Terms for the Member Construction Loan under clause (C) of paragraph (iv) of this Section 3.04(a) shall be deemed to be CBL's disapproval of such Key Construction Loan Terms for purposes of Section 5.03(vii) below. JG, by reason of having given the JG Construction Loan Response Notice, shall be deemed to have approved the Key Construction Loan Terms, if any, for the Member Construction Loan proposed by JG in the JG Construction Loan Response Notice, whether or not CBL elects to act as lender with respect to its proportionate share of such Member Construction Loan.

     (vii) CBL shall provide an Affiliate Loan Guarantee of CBL Parent for all Member Construction Loans. To the extent the lender of the Construction Loan shall require additional personal guarantees for any Construction Loan, CBL shall provide such guarantees (or shall provide Affiliate Loan Guarantees), except as otherwise provided in this clause (vii). If CBL intends to guarantee or provide an Affiliate Loan Guarantee of any Construction Loan, CBL will provide to JG an opportunity, exercisable in JG's sole and absolute discretion within thirty (30) days from the receipt of the notice from CBL, for JG or its Affiliate to provide a guarantee on the same terms as the guarantee to be provided by CBL or its Affiliate (except that JG may elect, in its sole and absolute discretion, to cap JG's or its Affiliate's guarantee obligation at an amount determined by JG (the "JG Construction Loan Guarantee Share"), which may be less than fifty percent (50%) of the Construction Loan and less than the amount of the Construction Loan to be guaranteed by CBL and its Affiliate (the


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

"CBL Construction Loan Guarantee Share"). In the event JG or its Affiliate elects to provide a guarantee, CBL will use its commercially reasonable efforts to cause the lender to accept "several" guarantees from CBL or its Affiliate guaranteeing the CBL Construction Loan Guarantee Share and JG or its Affiliate
guaranteeing the JG Construction Loan Guarantee Share, but the lender may require "joint and several" guarantees and, in such event, CBL and JG (or their Affiliates) will provide the guarantees on a joint and several basis, but, as between CBL and JG (or their Affiliates), CBL's and its Affiliate's liability on such guarantees shall be limited to the CBL Construction Loan Guarantee Share, and JG's and its Affiliate's liability on such guarantees shall be limited to the JG Construction Loan Guarantee Share, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of the JG Construction Loan Guarantee Share (as to JG and its Affiliate) or the CBL Construction Loan Guarantee Share (as to CBL and its Affiliate). Notwithstanding the foregoing, from and after a JG Exit Event, to the extent that the lender of any Construction Loan shall require additional personal guarantees for such Construction Loan, if the lender will accept several guarantees, CBL or its Affiliate and the JG Substitute Member or its Affiliate shall provide such guarantees on a several basis pro rata based on their respective Capital Interests and, if the lender requires joint and several guarantees, CBL or its Affiliate and the JG Substitute Member or its Affiliate will provide the guarantees on a joint and several basis, but, as between CBL and the JG Substitute Member (or their Affiliates), CBL's and its Affiliate's liability on such guarantees and the JG Substitute Member's and its Affiliate's liability on such guarantee shall be pro rata in the same proportion as their respective Capital Interests, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of such guarantor's pro rata share.

     (viii) As guarantor, the guarantor party(ies) shall have certain rights in the event of any default under financing guaranteed, i.e., indemnity rights from the Company (but not from the Company's Members), rights to step into the primary lender's position on default and other similar rights. The Members acknowledge that upon the occurrence of such event, the guarantor party(ies) may be deemed to have a conflict of interest with respect to the Company and the other Members. The Members acknowledge this potential conflict of interest and hereby agree that it shall not be deemed a breach of any fiduciary duty that the guarantor party(ies) or Affiliates of the guarantor party(ies) may have to another Member or to the Company if the guarantor party(ies) exercise the rights and remedies of the lender or rights under any indemnity agreement or similar agreement when called upon or required to pay under a guaranty, and the guarantor party(ies) shall have the right to exercise such rights and remedies, except that in exercising such rights and remedies the guarantor shall have no right to take or cause the Company to take any action that would create or increase the personal liability of any other Member beyond such other Member's personal liability, if any, as set forth in the applicable loan document. The provisions of Section 5.03 below shall not apply to the exercise by the guarantor of such rights and remedies. No third-party, non-Member lender to the Company or creditor of any Member or of any Affiliate of any Member shall be a third-party beneficiary of the provisions of this Section 3.04 or any other provision of this Agreement.

     (b) Permanent Financing/Refinancing. At or prior to the maturity of the Construction Loan, and subject to the unanimous approval rights of the Members and procedures set forth in Section 5.03 below, CBL shall cause the Company to enter into the Permanent Financing/Refinancing. CBL shall use its reasonable efforts to obtain the Permanent Financing/Refinancing on arm's length terms that are the most favorable market-rate terms to the Company as reasonably possible from an institutional lender that is not an Affiliate of or Controlled by any Member. CBL may also cause the Company to enter into one or more subsequent

Permanent Financings/Refinancings to replace a then-existing Permanent Financing/Refinancing under the same parameters as set forth herein and subject to the unanimous approval rights and procedures set forth in Section 5.03 below.

     To the extent the lender of the Permanent Financing/Refinancing shall require personal guarantees for such loan, CBL shall provide such guarantees (or shall provide Affiliate Loan Guarantees), except as otherwise provided in this paragraph. If CBL intends to guarantee or provide an Affiliate Loan Guarantee of any nonrecourse Permanent Financing/Refinancing, CBL will provide to JG an opportunity, exercisable in JG's sole and absolute discretion within thirty (30) days from the receipt of the notice from CBL, for JG or its Affiliate to provide a guarantee on the same terms as the guarantee to be provided by CBL or its Affiliate (except that JG may elect, in its sole and absolute discretion, to cap JG's or its Affiliate's guarantee obligation at an amount determined by JG (the "JG Permanent Financing/Refinancing Guarantee Share"), which may be less than fifty percent (50%) of the Permanent Financing/Refinancing and less than the amount of the Permanent Financing/Refinancing to be guaranteed by CBL and its Affiliate (the "CBL Permanent Financing/Refinancing Guarantee Share"). In the event JG or its Affiliate elects to provide a guarantee, CBL will use its commercially reasonable efforts to cause the lender to accept "several"
guarantees from CBL or its Affiliate guaranteeing the CBL Permanent Financing/Refinancing Guarantee Share and JG or its Affiliate guaranteeing the JG Permanent Financing/Refinancing Guarantee Share, but the lender may require "joint and several" guarantees and, in such event, CBL and JG (or their Affiliates) will provide the guarantees on a joint and several basis, but, as between CBL and JG (or their Affiliates), CBL's and its Affiliate's liability on such guarantees shall be limited to the CBL Permanent Financing/Refinancing Guarantee Share, and JG's and its Affiliate's liability on such guarantees shall be limited to the JG Permanent Financing/Refinancing Guarantee Share, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of the JG Permanent Financing/Refinancing Guarantee Share (as to JG and its Affiliate) or the CBL Permanent Financing/Refinancing Guarantee Share (as to CBL and its Affiliate). Notwithstanding the foregoing, from and after a JG Exit Event, to the extent that the lender of any Permanent Financing/Refinancing shall require additional personal guarantees for such Permanent Financing/Refinancing, if the lender will accept several guarantees, CBL or its Affiliate and the JG Substitute Member or its Affiliate shall provide such guarantees on a several basis pro rata based on their respective Capital Interests and, if the lender requires joint and several guarantees, CBL or its Affiliate and the JG Substitute Member or its Affiliate will provide the guarantees on a joint and several basis, but, as between CBL and the JG Substitute Member (or their Affiliates), CBL's and its Affiliate's liability on such guarantees and the JG Substitute Member's and its Affiliate's liability on such guarantee shall be pro rata in the same proportion as their respective Capital Interests, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of such guarantor's pro rata share.

     As guarantor, the guarantor party(ies) shall have certain rights in the event of any default under financing guaranteed, i.e., indemnity rights from the Company (but not from the Company's Members), rights to step into the primary lender's position on default and other similar rights. The Members acknowledge that upon the occurrence of such event, the guarantor party(ies) may be deemed to have a conflict of interest with respect to the Company and the other Members. The Members acknowledge this potential conflict of interest and hereby agree that it shall not be deemed a breach of any fiduciary duty that the guarantor party(ies) or Affiliates of the guarantor party(ies) may have to another Member or to the Company if the guarantor party(ies) exercise the rights and remedies of the lender or rights under any indemnity agreement or similar agreement when called upon or required to pay under a guaranty, and the guarantor party(ies) shall have the right to exercise such rights and remedies, except that in exercising such rights and remedies the guarantor shall have no right to take or cause the Company to take any action that would create or increase the personal liability of any other Member beyond such other Member's personal liability, if any, as set forth in the applicable loan document. The provisions of Section 5.03 below shall not apply to the exercise by the guarantor of such rights and remedies.

     (c) Affiliate Loan Guarantees. As set forth above, the lender(s) of the Construction Loan and/or the Permanent Financing/Refinancing may require the personal guarantees of CBL or Affiliates of CBL (the "Affiliate Loan Guarantees"). If such a lender requires an Affiliate Loan Guarantee other than or in addition to CBL's Affiliate Loan Guarantee, CBL shall cause CBL Parent (or, as to any lender other than the lender of a Member Construction Loan, such other Affiliate(s) as may be acceptable to the lender) to provide an Affiliate Loan Guarantee. If CBL or CBL Parent extends credit to or for the benefit of the Company by providing an Affiliate Loan Guarantee for the Construction Loan and/or the Permanent Financing/Refinancing, CBL and/or CBL Parent shall have the right to request and receive indemnification from the Company (but not from the Company's Members) against any and all loss, cost and expense incurred in connection therewith and such guarantor shall be entitled to step into the shoes of the lender upon payment under such Affiliate Loan Guarantee. The Members acknowledge that upon the occurrence of such event, CBL and/or CBL Parent may be deemed to have a conflict of interest with respect to the Company and the other Members. The Members acknowledge this potential conflict of interest and hereby agree that it shall not be deemed a breach of any fiduciary duty that CBL may have to another Member or to the Company if CBL or CBL Parent exercises the rights and remedies of the lender or rights under any indemnity agreement or similar agreement when called upon or required to pay under an Affiliate Loan Guarantee, and CBL or CBL Parent shall have the right to exercise such rights and remedies, except that in exercising such rights and remedies CBL and CBL Parent shall have no right to take or cause the Company to take any action that would create or increase the personal liability of the Members beyond the Members' personal liability, if any, as set forth in the applicable loan documents. The provisions of Section 5.03 below shall not apply to the exercise by CBL or CBL Parent of such rights and remedies.

     (d) Member as Lender. In the event a Member or its Affiliates serve as the lender on any Member Construction Loan (the "Member Lender") pursuant to the provisions of this Agreement, the other Members acknowledge that the Member Lender may be deemed to have a conflict of interest with respect to the Company and the other Members. The other Members acknowledge this potential conflict of interest and hereby agree that it shall not be deemed a breach of any fiduciary duty that the Member Lender may have to another Member or to the Company if the Member Lender or the Member Lender's Affiliate who has provided the Member Construction Loan exercises the rights and remedies of the lender or lender's rights under the loan documents with respect to such financing, except that in exercising such rights and remedies the Member Lender or the Member Lender's Affiliate shall have no right to take or cause the Company to take any action that would create or increase the personal liability of the Members beyond the Members' personal liability, if any, as set forth in the applicable loan documents. The provisions of Section 5.03 below shall not apply to the exercise by the Member Lender or the Member Lender's Affiliate of such rights and remedies. The Members also agree that in the situation where (i) the Member


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

Lender has provided a Member Construction Loan on a particular phase of the Project and (ii) a third-party lender has provided a Construction Loan and/or Permanent Financing/Refinancing on another phase of the Project and (iii) there is a default on the third-party lender's financing, then in such events, the foreclosure by the third-party lender shall not be deemed to extinguish or otherwise foreclose any equity or rights of the Member Lender as to any phase of the Project or asset of the Company other than the assets specifically pledged to secure the third-party lender's loan.

     3.05 Outparcel Venture. The Members acknowledge that the Company has acquired the entirety of the Real Estate in the name of the Company. As the Project is developed on the Real Estate, the Members anticipate that certain portions of the Real Estate may be designated as Outparcels. Upon such designation, CBL may elect to require the Company to transfer the Outparcels to a new entity (the "Outparcel Venture") which shall be in the form of a limited liability company and whose members shall be the Members of this Company or their Affiliates and the capital interests, profits interests and voting interests of the members of the Outparcel Venture shall be in the same proportions as their or their Affiliates' Capital Interests, Profits Interests and Voting Interests in the Company. The rights, duties, obligations, privileges, remedies, transfer restrictions, buy-sell provisions and other provisions of this Agreement shall be part of a definitive limited liability company agreement for the Outparcel Venture (the "Outparcel Venture Agreement"). CBL shall prepare a draft of the Outparcel Venture Agreement and shall deliver it to JG for its review and approval. Each Member shall be entitled to designate its member to be included in the Outparcel Venture but such designation shall only be allowed as to the Member itself or an Affiliate of such Member. The Outparcel Venture Agreement shall contain distribution provisions that will coordinate with the distribution provisions of this Agreement as to return of capital and other matters. The Outparcel Venture Agreement will provide for cross-defaults and cross buy-sell provisions such that the acquisition by one Member of the interests of another non-Affiliated Member under this Agreement shall likewise entail the acquisition of such non-Affiliated Member's interests in the Outparcel Venture.

                                   ARTICLE IV

                         NAMES AND ADDRESSES OF MEMBERS

       The names and addresses of the Members are set out on Exhibit B.


                                    ARTICLE V

                                   GOVERNANCE

     5.01 General Powers. Subject to the terms of this Agreement, the business and affairs of the Company shall be managed by CBL, and CBL shall be the Managing Member of the Company. A Member shall not have the authority to act as an agent of the Company or legally bind the Company, unless such Person is: (a) the Managing Member; or (b) JG (as to its duties under Section 6.02 of this Agreement); or (c) a Person designated in writing by action of the Members as being so authorized.

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

     5.02 Standard of Conduct. A Member shall discharge such Member's duties as a Member in good faith, in a manner the Member reasonably believes to be in the best interest of the Company, and with the care an ordinarily prudent Person in a like position would exercise under similar circumstances. Each Member shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (a) one (1) or more employees of the Company or one (1) or more employees of one of the Company's Members, in either case, whom the Member reasonably believes to be reliable and competent in the matters presented; or (b) legal counsel, public accountants or other Persons as to matters the Member reasonably believes are within such Person's professional or expert competence. A Member shall not be liable for any action taken as a Member, or any failure to take any action, if the Member performed the duties of the position as a Member in compliance with this Section 5.02. Except as specifically set forth in this Agreement or in the Act, no Member shall be personally liable to the Company, any Member or any third party for any action taken as a Member or for any failure to take any action as a Member other than due to the gross negligence or willful misconduct of such Member.

     5.03 Governance. The day-to-day operational decisions of the Company shall be made by the Managing Member unless specifically set forth in this Agreement to the contrary.

     Unanimous Approval Items. Subject to the provisions of Section 1.03, the following decisions shall require the unanimous approval of the Members, and, neither JG, pursuant to JG's responsibilities set forth herein, nor CBL, as Managing Member and/or pursuant to CBL's responsibilities set forth herein, shall be authorized to take the following actions unless such approval has been obtained:

          (i) The sale, lease or other disposition of all or any portion of the Project or all or any of the Real Estate either in one transaction or in a series of interrelated transactions, except
               (A) as set forth in Article XVI and Article XVII; (B) as reflected in an approved Pro Forma and/or Operating Budget; (C) for the leasing of the space in the Project to individual tenants in the course of the Company's business; (D) for sales or ground leases of Outparcels to occupants that are consistent with a first-class shopping center; and (E) for normal and customary easements and access rights granted in the course of development of the Project;

          (ii) The approval of the Site Plan for Future Phases (other than Phase
               Two) and any material and/or substantial modifications or amendments to the Phase One Site Plan, the Phase Two Site Plan or the Site Plan for Future Phases, the approval of expansions or redevelopment of the Project, the approval of the Development Schedules for the Project;

          (iii) The approval of the Pro Forma for the development and construction of Future Phases, the approval of any modifications or adjustment(s) to a previously approved Pro Forma for Phase One or any Future Phase(s) that constitute Material Development Deviations;

          (iv) The approval of the architects and engineers for Future Phases (except that the Members agree that they may establish, by the same unanimous approval as would be required to approve an architect or engineer under this clause, an approved list of architects and engineers that then may be engaged without further approval by the Members) and the approval of any fees payable to such architects and engineers collectively with respect to any Future Phase(s), where the aggregate of such fees will exceed four and one-half percent (4.5%) of the total costs to construct such phase (the Members agree that, for purposes of this clause
               (iv), they have heretofore approved Dougherty Schroeder & Associates, Inc. as architect for Future Phases);

          (v) The selection of the general contractor for construction of Future Phases (it being agreed that EMJ shall be entitled to bid on the construction contract for Future Phases) and the entering into of a Construction Contract by the Company that does not meet the parameters set forth in Section 6.05 below;

          (vi) The approval of the Operating Budget for the Project and the incurrence of expenditures or obligations that constitute a Material Operating Deviation;

          (vii) The approval of the Key Construction Loan Terms on the procedures set forth in this clause (vii) or, as to Member Construction Loans, the procedures set forth in Section 3.04(a). CBL shall notify JG, in writing, prior to the placement of the Construction Loan, which notice shall include a written term sheet for the proposed Construction Loan and identify the Key Construction Loan Terms and the proposed lender(s). JG shall either approve or disapprove said terms by written notice delivered and received by CBL within fourteen (14) Days of the date on which JG shall receive CBL's notice. In the event JG does not respond within said fourteen (14) Day period, such failure to respond shall be deemed an approval of terms of the Construction Loan as set forth in CBL's notice;

          (viii) The approval of the Key Permanent Loan Terms on the procedures set forth in this clause (viii). CBL shall notify JG, in writing, prior to the placement of the Permanent Financing/Refinancing, which notice shall include a written term sheet for the proposed Permanent Financing/Refinancing and identify the Key Permanent Loan Terms and the proposed lenders(s). JG shall either approve or disapprove said terms by written notice delivered and received by CBL within fourteen (14) Days of the date on which JG shall receive CBL's notice. In the event JG does not respond within said fourteen (14) Day period, such failure to respond shall be deemed an approval of the Permanent Financing/Refinancing as set forth in CBL's notice;

          (ix) Unless set forth in this Agreement, in an approved Pro Forma or in an approved annual Operating Budget, the incurring or payment of any fees to a Member or to an Affiliate of a Member or the entering into any agreement or contract with any Member or an Affiliate of a Member; except that the Company may enter into a contract for the maintenance/janitorial/security for the Project with ERMC II, LP or its affiliates without further approvals provided the terms of such contracts are on terms that are competitive in the market and within an approved Pro Forma and/or Operating Budget; and except that Member Construction Loans shall be subject to Section 5.03(vii) above and shall not be subject to this Section 5.03(ix);

          (x) Except for required funding set forth in this Agreement, the required funding by Members of any obligation, capital expenditure, cost or other expense, and the entering into any contract or agreement, including guarantees or indemnities, that creates personal liability of the Members, other than CBL, beyond their contributions to the Capital of the Company or that requires the personal guarantees or indemnities of the Members or their Affiliates, other than CBL or its Affiliates;

          (xi) The filing of bankruptcy or the filing for the appointment of a receiver for the assets of the Company;

          (xii) In the event of any default under any financing secured by assets of the Company, the decision as to whether to allow foreclosure by the creditor or provide a deed in lieu of foreclosure;

          (xiii) The dissolution or termination of the Company;

          (xiv) The payment to JG of any compensation for the performance of its obligations pursuant to Article VI of this Agreement or for any other services to the Company other than as set forth on Exhibit C of this Agreement;

          (xv) The payment to CBL of any compensation for the performance of its obligations as Managing Member of the Company or for any other services to the Company pursuant to Article VI of this Agreement other than as set forth on Exhibit C of this Agreement and/or in the Property Management Agreement;

          (xvi) The entering into any agreement or contract between the Company and a Member or any Affiliate of a Member other than as referenced or authorized in this Agreement. The Members acknowledge that CBL or its Affiliates shall enter into the Property Management Agreement as referenced herein and serve as the Property Manager in accordance with the terms and conditions of the Property Management Agreement;

          (xvii) Any replacement of the Property Manager and any other amendment to the Property Management Agreement, except a replacement of the Property Manager upon termination of the Property Management Agreement pursuant to clause (i) or clause (ii) of Section 10.2 of the Property Management Agreement;


          (xviii) The removal of the Managing  Member as contemplated by Section
               6.06 below (other than upon Default of the Managing Member under Section 20.01 below);

          (xix) Any distribution to the Members of Distributable Cash or any other funds or assets of the Company other than as set forth in a Pro Forma, an Operating Budget or as otherwise specifically provided in this Agreement;

          (xx) Any employment agreement through which the Company shall hire, retain or employ any individual as an "employee" of the Company. For these purposes, the Members acknowledge that it is their initial intention that the Company shall not have any "employees";

          (xxi) The establishment of any Reserve described in clause (ii) of the definition of such term in Section 1.01 above; and

          (xxii) The termination of or any amendment or modification of this Agreement other than the exercise of the authority of the Managing Member to the limited extent required to revise Exhibit B to reflect any adjustment to the Capital Accounts or Profits Interests of the Members should such adjustments arise under other provisions of this Agreement, the Members likewise acknowledging that the authority of the Managing Member to make such adjustments to Exhibit B is not an arbitrary right but shall only be applicable if an adjustment to the Capital Accounts or Profits Interests of the Members is implemented in accordance with other provisions of this Agreement.


                                   ARTICLE VI

                           SPECIFIC DUTIES OF MEMBERS

     6.01 Managing Member. The Company shall not have managers but shall have a Managing Member as set forth above. The Company shall be a "member-managed" limited liability company.

     6.02 JG's Specific Duties.

     (a) Development and Construction of Phase One .

          (i) Development and Construction Responsibilities. From and after the date of this Agreement and subject to the terms of this Agreement and the matters requiring unanimous approval as set forth in
               Section 5.03 above, JG shall have primary responsibility for all development and construction activities relating to the development and construction of Phase One in accordance with the Phase One Site Plan and the Phase One Pro Forma, including but not limited to the procuring and/or amending all rights, entitlements and appurtenances necessary or desirable to develop Phase One, planning, procuring traffic and roadway studies and improvements, securing governmental approvals, performing soils and hazardous waste investigations, and procuring conservation, environmental and utility studies and approvals.

          (ii) Phase One Pro Forma and Phase One Development Schedule.

     (A) The Members agree that the Phase One pro forma (which includes categories for projected rental income, projected net project cost, projected net cash flow and projected free and clear return) for Phase One that is attached hereto and made a part hereof as Exhibit E (the "Phase One Pro Forma") has been approved by all Members. The "projected net project cost" category in the Phase One Pro Forma represents the anticipated hard and soft costs to construct Phase One and is sometimes referred to in the industry as the capital expense budget.

     (B) JG shall develop Phase One according to the Phase One Site Plan and shall use its commercially reasonable efforts to do so within the projected net project cost parameters set forth in the Phase One Pro Forma. JG shall use its commercially reasonable efforts to meet the Phase One Development Schedule as set forth on Exhibit H attached hereto (the "Phase One Development Schedule"). Notwithstanding the foregoing but subject to the approval rights of the Members set forth in Section 5.03 as to Material Development Deviations, JG shall cause the Company to expend, the amounts required to complete Phase One subject to and in accordance with the provisions of this Agreement and the Phase One Pro Forma. In the event a Material Development Deviation becomes necessary from the Phase One Pro Forma, JG may revise such Pro Forma but only after securing the unanimous approval of the Members pursuant to and in accordance with Section
5.03 above (for purposes of this clause (B) and Section 5.03 above, JG shall be conclusively deemed to have approved any such Material Development Deviation).

     (C) During the development of Phase One, JG shall review the Phase One Development Schedule to determine whether specific items set forth therein can be accomplished within the time parameters set forth therein and advise CBL if it determines that a modification of the Phase One Development Schedule is necessary or appropriate, and JG shall review the Phase One Pro Forma periodically to determine whether Phase One may be developed within the projected net project cost parameters set forth therein. If JG determines that a Material Development Deviation to the Phase One Pro Forma is necessary, JG shall notify CBL of the necessary revisions and shall request the unanimous approval of said revisions pursuant to Section 5.03 above. CBL shall approve or disapprove the requested revisions, by written notice given to JG, within twenty

(20) Days of the date upon which CBL receives the requested revisions to the Phase One Pro Forma and, if CBL disapproves the requested revisions, shall include in such notice an explanation of the reasons therefor. The failure of CBL to respond within the 20-Day period shall be construed as an approval of the requested revisions by CBL. In the event CBL approves the requested revisions or the revisions do not rise to the level of a Material Development Deviation, JG shall revise the Phase One Pro Forma to make the approved revisions and the Phase One Pro Forma, as revised, shall become the Phase One Pro Forma for all purposes under this Agreement with respect to such phase. For purposes of this clause (C) and Section 5.03 above, JG shall be conclusively deemed to have approved any such Material Development Deviation.

     (D) During the development of Phase One, JG will review and approve or disapprove as appropriate all invoices from contractors and subcontractors working on Phase One, code the invoices for intake into CBL's accounting system, and forward the approved and coded invoices to CBL for issuance of a draw request under the Phase One Construction Loan. CBL will issue a draw request for payment of such invoices to the lender on the Phase One Construction Loan no later than the fifth Day (not counting Saturday, Sunday or any Day on which national banks are permitted to be closed in Chattanooga, Tennessee or Cleveland, Ohio) after CBL receives such invoices and will arrange payment of such approved invoices by such lender in accordance with the Phase One Construction Loan.

     (b) Limitations on JG's Authority. JG shall not have the authority to take the following actions:

          (i) Any action set forth in Section 5.03 above unless the requisite unanimous approval of the Members as set forth in Section 5.03 has been obtained and any action otherwise set forth in this Agreement as requiring the approval of all Members unless such approval shall have been obtained;

          (ii) Any action directly in contravention to the terms of this Agreement, the Articles of Organization or the Act; and/or

          (iii) Any action, except those specifically authorized hereunder, which would make it impossible to carry out the business of the Company.

     6.03 Managing Member; CBL'S Specific Duties. CBL shall be the Managing Member of the Company. CBL shall serve as the Managing Member until its successor shall have been duly elected and shall have qualified or until its termination, dissolution, resignation or removal for default pursuant to this Agreement.

     (a) Authority of CBL as the Managing Member. Subject to the terms of this Agreement and, specifically, the duties and responsibilities of JG set forth above and the matters requiring unanimous Member approval as set forth in
Section 5.03 above, CBL, as the Managing Member, shall in general supervise and administer all the business and affairs of the operation of the Company as a limited liability company. CBL shall be responsible for the maintenance of the

Company's books and records and shall have authority to collect all rents and other amounts due to the Company from third parties. CBL shall have financial oversight of the Company and shall deal directly with the Accountants in the preparation of financial statements and tax returns for the Company, consistent with this Agreement. CBL, as the Managing Member, shall preside at all meetings of the Members. CBL, as the Managing Member, shall, if necessary, see that all orders and resolutions of the Members are carried into effect. CBL, as the Managing Member, shall sign and deliver in the name of the Company any deeds, leases, mortgages, bonds, contracts or other instruments pertaining to the business of the Company, except in cases in which the authority to sign and deliver is required by law to be exercised by another Person or is expressly delegated or governed by the Articles of Organization, this Agreement or by the Members; and in general shall perform all duties incident to the office of Managing Member.

     (b) Authority of CBL as to the Operation of the Company and as to the Operating Budget. Subject to the provisions of this Section 6.03(b), CBL shall prepare or cause to be prepared an annual Operating Budget setting forth the projected expenditures, costs and revenues for the phases of the Project for which construction has been completed or will be completed and that are open and operating or will be open and operating for the upcoming Fiscal Year. Each such annual Operating Budget must be unanimously approved by the Members as required in Section 5.03 above. The initial annual Operating Budget shall be prepared by CBL and submitted to the Members on or before the date that is thirty (30) Days prior to the end of the Construction Period for Phase One.

          (i) Not later than December 1 of each Fiscal Year of the Company, CBL shall prepare and deliver a preliminary annual Operating Budget to the Members for the Company's next succeeding Fiscal Year. The Members shall have thirty (30) Days in which to review and approve or disapprove each such annual Operating Budget, during which period the Members shall meet, if necessary, to discuss said proposed Operating Budget and revisions thereto and if the Members do not respond with any suggested changes or revisions within such 30-Day period, such shall be deemed an approval of the proposed annual Operating Budget as submitted by CBL by the Member failing to respond. CBL shall thereafter revise such annual Operating Budget as may be necessary in accordance with the agreements reached by the Members and deliver same in final form to all Members not later than December 15 of each year. Each such Operating Budget shall be subject to the prior unanimous written approval of the Members pursuant to Section 5.03 above, which shall not be unreasonably withheld or delayed, and when so approved shall constitute the "Operating Budget" for the next succeeding Fiscal Year, and (when so approved) is herein referred to as an "Operating Budget". If any proposed annual Operating Budget is not approved or not deemed approved by the Members as and when provided for herein, the Operating Budget that has been most recently approved by the Members as required hereunder shall remain in effect, and CBL shall operate the Project pursuant to said most recently approved Operating Budget, until a new annual Operating Budget is approved in accordance with the provisions hereof; provided, however, that the following-described annual costs contained in the most recently approved Operating Budget that has been approved by the Members as required herein shall be increased on January 1 by the actual amount of any annual increase in said costs to the Company during the then-current Fiscal Year, it being recognized that any increases in said costs are generally beyond the control of the Members and that the goods and services relative thereto are necessary for the proper functioning of the Project:

                    (A)  ad valorem taxes;

                    (B) utility expenses, including but not limited to water, sewer, electricity, natural gas and telephone;

                    (C)  property and casualty insurance premiums;

                    (D) maintenance costs relative to (x) the furnishing of HVAC service as required by leases for occupancy of the Project and (y) landscaping;

                    (E) debt service (interest and principal, if any) due with respect to mortgage financing encumbering the Project that has been incurred in accordance with the provisions of this Agreement;

                    (F) compensation, fees, costs and expenses of the Company's Accountants, attorneys, architects, engineers and other professionals; and

                           (G) postage.

          (ii) CBL shall be authorized to make those expenditures and to incur those obligations provided for in the then current Operating Budget. Except as set forth in Section 6.03(b)(iii) below, CBL shall not exceed the expenditure limits set forth in said Operating Budget without the prior unanimous written approval of the Members required under Section 5.03 above.

          (iii) CBL shall endeavor to operate the Project within the Operating Budget in effect from time to time, as same may be revised from time to time in accordance with the provisions of this Agreement. CBL's authority shall be limited to the authority to (A) expend up to the respective amounts for the respective purposes set forth in the Operating Budget (as same may be increased pursuant to and in accordance with the provisions of this Agreement), and
               (B) operate the Project in accordance with the provisions of this Agreement and the parameters set forth in the Operating Budget. CBL shall secure the Members' prior unanimous written approval, as required under Section 5.03 above, for any expenditures that will result in cost overruns of the Operating Budget that exceed, individually or in the aggregate, five percent (5%) of the aggregate annual budgeted expense amount set forth in the Operating Budget then in effect (any expenditure resulting in an overrun in excess of the aforesaid limits is herein referred to as a "Material Operating Deviation"), and the Operating Budget, as revised, shall become the Operating Budget for all purposes under this Agreement for the remainder of such Fiscal Year. During each Fiscal Year, CBL shall promptly inform the Members of any increases in costs and expenses that were not foreseen during the budget preparation period and thus were not reflected in the Operating Budget then in effect that could, individually or in the aggregate, be reasonably expected to constitute a Material Operating Deviation. In the event a Material Operating Deviation from any Operating Budget becomes necessary prior to the annual review of an Operating Budget as set forth in Section 6.03(b)(i) above, CBL may revise said Operating Budget, but only after receiving any unanimous approval of the Members required under
               Section 5.03 above (for purposes of this clause (iii) and Section
               5.03 above, CBL shall be conclusively deemed to have approved any such Material Operating Deviation).

     (c)  Authority  of CBL as to the  Development  and  Construction  of Future
Phases.

          (i) Development and Construction Responsibilities. From the effective date of this Agreement and subject to the terms of this Agreement and the matters requiring unanimous approval as set forth in
               Section 5.03 above, CBL shall have primary responsibility for all development and construction activities relating to the development and construction of Future Phases in accordance with such Future Phase's Site Plan and Pro Forma, including but not limited to the procuring and/or amending all rights, entitlements and appurtenances necessary or desirable to develop Future
               Phases, planning, procuring traffic and roadway studies and improvements, securing governmental approvals, performing soils and hazardous waste investigations, and procuring conservation, environmental and utility studies and approvals.

          (ii) Pro Formas for Future Phases; Development Schedules for Future Phases.

               (A) The Members agree that the Pro Forma(s) for the development and construction of Future Phases shall be subject to the unanimous approval of the Members. The "projected net project cost" category in a pro forma represents the anticipated hard and soft costs to construct the particular phase of the Project and is sometimes referred to in the industry as the capital expense budget.

               (B) CBL shall develop the Future Phases according to the Site Plan for each such Future Phase and shall use its commercially reasonable efforts to do so within the projected net project cost parameters set forth in the approved Pro Forma for each such Future Phase. CBL shall use its commercially reasonable efforts to meet the Development Schedule for each such Future Phase. Notwithstanding the foregoing but subject to the approval rights of the Members set forth in Section 5.03 as to Material Development Deviations, CBL shall cause the Company to expend, the amounts required to complete the Future Phases subject to and in accordance with the provisions of this Agreement and the Pro Formas for the Future Phases. In the event a Material Development Deviation from a Pro Forma becomes necessary, CBL may revise such Pro Forma but only after securing the unanimous approval of the Members pursuant to and in accordance with Section 5.03 above (for purposes of this clause (B) and Section 5.03 above, CBL shall be conclusively deemed to have approved any such Material Development Deviation).

               (C) During the development of Future Phases, CBL shall review the Development Schedules to determine whether specific items set forth therein can be accomplished within the time parameters set forth therein and advise JG if it determines that a modification of a Development Schedule is necessary or appropriate, and CBL shall review the Pro Formas periodically to determine whether the phases of the Project may be developed within the projected net project cost parameters set forth therein. If CBL determines that a Material Development Deviation to a Pro Forma is necessary, CBL shall notify JG of the necessary revisions and shall request the unanimous approval of said revisions pursuant to
                    Section 5.03 above. JG shall approve or disapprove the requested revisions, by written notice given to CBL, within twenty (20) Days of the date upon which it receives the requested revisions to a Pro Forma and, if JG disapproves the requested revision, shall include in such notice an explanation of the reasons therefor. The failure of JG to respond within the 20-Day period shall be construed as an approval of the requested revisions by JG. In the event JG approves the requested revisions or the revisions do not rise to the level of a Material Development Deviation, CBL shall revise the Pro Forma to make the approved revisions and the Pro Forma, as revised, shall become the Pro Forma for all purposes under this Agreement with respect to such phase. For purposes of this clause (C) and Section 5.03 above, CBL shall be conclusively deemed to have approved any such Material Development Deviation.

     For purposes of this Agreement and except as may be specifically set forth above, a "Material Development Deviation" requiring the approvals set forth in
Section 5.03 above shall mean, as relates to the Pro Forma for Phase One or the Pro Forma for any Future Phase, any incurrence of expenditures or costs (whether the subject of change orders or otherwise) that will result in cost overruns of such Pro Forma that exceed individually or in the aggregate, more than ten percent (10%) of the aggregate projected construction cost set forth on the approved Pro Forma at issue.

     (d) Other Specific Duties of CBL. In addition to the authorities, duties and responsibilities of CBL as set forth above, CBL shall, subject to the provisions of the Property Management Agreement, be responsible for and authorized to carry out the following items:

          (i) The negotiation and entering into leases or other occupancy agreements and similar transactions with Anchors to be entered into after the date of this Agreement;

          (ii) Assisting JG in the conceptual design, development and construction of Phase One on the Real Estate in accordance with the Phase One Site Plan, the Phase One Pro Forma and subject to the unanimous approval rights set forth in Section 5.03 above;

          (iii) Tenant   inducement/tenant   allowance  coordination  and  lease
               coordination;

          (iv) The negotiation and entering into of leases or other occupancy agreements and similar transactions with small shop and big box tenants and other occupants;

          (v) The negotiation and documentation of any governmental financing, governmental funding or entitlements to provide funding for infrastructure or any other portion of the Project; and

          (vi) The negotiation, documentation and finalization of, and negotiation and documentation of any amendment (including any extension or delay in the expiration date) to, any of the following or other similar documents or instruments from governmental authorities: Development Order for Gulf Coast Town Center dated November 1, 2000; Resolution of the Board of County Commissioners of Lee County, Florida dated November 1, 2000; Gulf Coast Town Center DRI Development Agreement dated December 9, 2003 and recorded in OR Book 04151, Page 2738 on December 18, 2003; Grant of Perpetual Public Utility Easement dated June 4, 2004; Rebateable Agreement with Lee County, Florida; and License Agreement with Lee County, Florida Transit.

     (e) Limitations on Managing Member's Authority. CBL, as the Managing Member, shall not have the authority to take the following actions:

          (i) Any action set forth in Section 5.03 above unless the requisite unanimous approval of the Members as set forth in Section 5.03 has been obtained and any action otherwise set forth in this Agreement as requiring the approval of all Members unless such approval shall have been obtained;

          (ii) Any action directly in contravention to the terms of this Agreement, the Articles of Organization or the Act; and/or

          (iii) Any action, except those specifically authorized hereunder, which would make it impossible to carry out the business of the Company.

     6.04 Other Member's Participation in Development and Construction of the Project. As set forth above, JG and CBL have certain responsibilities with respect to the development and construction of certain phases of the Project (JG being responsible for Phase One and CBL being responsible for Future Phases). The Members agree that the non-responsible Member or its Affiliates (i.e., as to Phase One - CBL or its Affiliates, and as to Future Phases - JG or its Affiliates) shall be entitled, at such non-responsible Member's cost, to have a representative (the "Representative") on site at the Project during the Construction Period for such phase of the Project. Such Representative shall be entitled to (i) reasonable access, upon request, to the Project and to JG or CBL, as the case may be, personnel involved in the construction of the Project,
(ii) request and receive information concerning the development and construction of the particular phase of the Project from either of JG or CBL as the case may be; and (iii) attend construction progress meetings.

     6.05 Construction Contract. A Construction Contract for construction of any phase of the Project must contain the following terms:

     (a) The cost of the Construction Contract must provide no more than a one and three-quarters percent (1.75%) fee to the general contractor; and

     (b) Major subcontracts must be competitively bid to at least three qualified subcontractors.

     6.06 Removal and Resignation. The Managing Member may be removed by the vote of the Members required under Section 5.03 above whenever, in their judgment, the best interests of the Company would be served thereby, or upon default of the Managing Member as provided in Section 20.01 below, but such removal shall be without prejudice to the contract rights, if any, of the Person so removed. Election of a Person as Managing Member does not, of itself, create contract rights. Unless otherwise provided in an employment contract or an agreement with the Company, a Managing Member may resign at any time. Such resignation shall be in writing and shall take effect upon delivery to the Company and to each Member, unless a later effective date is specified in the notice. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein. Such resignation shall not affect the Managing Member's status as a Member. If CBL resigns or is removed as Managing Member, JG shall thereupon become the Managing Member and shall thereafter have all of the rights and powers of the Managing Member, including, but not limited to, CBL's rights under Section 6.03 above. The Members agree that in the event an Affiliate of CBL is no longer the Property Manager and CBL or its Affiliates are still Members of the Company at such time, then, regardless of any provision herein to the contrary, the replacement Property Management Agreement must contain a provision or provisions (acceptable to CBL) that restricts leasing activities and other operations in a manner so as to ensure that the status of CBL's Affiliate as a "Real Estate Investment Trust" under the Code is not jeopardized.

     6.07 Compensation. JG shall be entitled to the fees as so designated and listed on Exhibit C and CBL shall be entitled to the fees as so designated and listed on Exhibit C. No other fees or compensation shall be paid to a Member or its Affiliates except as may be set forth herein or as may be approved by the Members in accordance with Section 5.03 above.

                                   ARTICLE VII

                        CONFLICT OF INTEREST TRANSACTIONS

     A transaction with the Company in which a Member has a direct or indirect interest is not voidable by the Company solely because of the Member's interest in the transaction if the material facts of the transaction and the Member's interest were disclosed or known to the Members entitled to vote and they unanimously authorized, approved or ratified the transaction pursuant to Section
5.03 above. As set forth in Sections 3.04(a), 3.04(b) 3.04(c) and 3.04(d) above, the Members acknowledge and waive any potential conflict of interest that a Member may have if such Member or its Affiliate is called upon or required to pay under any Affiliate Loan Guarantee or other guarantee. The Members also acknowledge that a Member or its Affiliate that may loan funds to the Company may be deemed to have a conflict of interest with respect to the Company and the other Members. The Members acknowledge this potential conflict of interest and hereby agree that it shall not be deemed a breach of any fiduciary duty that a Member may have to another Member or to the Company if the Member or an Affiliate of a Member who has loaned funds to the Company as permitted under this Agreement exercises its rights and remedies as a lender pursuant to any such loan by a Member or its Affiliate to the Company, and such Member or its Affiliate shall have the right to exercise such rights and remedies, except that in exercising such rights and remedies such Member or its Affiliate shall have no right to take or cause the Company to take any action that would create or increase the personal liability of any other Member beyond such other Member's personal liability, if any, as set forth in the applicable loan documents. The provisions of Section 5.03 above shall not apply to the exercise by such Member or its Affiliate of such rights and remedies.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     8.01 Indemnification. Each Member or other Person who was named, is named, or is threatened to be a named a defendant or respondent to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (hereinafter a "proceeding"), by reason of the fact that it, he or she, or a Person of whom it, he or she is the legal representative or Affiliate, is or was a Member, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, governor, manager, partner, trustee, employee or agent of any other Person or employee benefit plan (hereinafter, an "Indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Member, director, officer, governor, manager, partner, trustee, employee or agent, or in any other capacity while serving as a Member, director, officer, governor, manager, partner, trustee, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Act against any obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), and


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

reasonable expenses (including counsel fees) (hereinafter, "Losses") incurred by the Indemnitee in connection therewith and such indemnification shall continue as to a Person who has ceased to be a Member, director, governor, officer, manager, partner, trustee, employee or agent and shall inure to the benefit of its, his or her heirs, executors and administrators or successors and assigns. Notwithstanding the above statements, no indemnity shall be provided by the Company to any Indemnitee for any acts of gross negligence or willful misconduct of such Person nor for any Losses arising out of acts or omissions of any Indemnitee taking place, or events or circumstances occurring, prior to the date of this Agreement.

     8.02 Expenses. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be reimbursed by the Company for the reasonable expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Act requires, payment of such expenses incurred by Indemnitee shall be made only upon (a) the receipt of a written affirmation by the Indemnitee that the Indemnitee has met the required standard of conduct; (b) the receipt of a written undertaking, executed by or on behalf of the Indemnitee, to repay the advance if it is ultimately determined that it, he or she is not entitled to indemnification by the Company; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article.

     8.03 Insurance. As further outlined in Article X below, the Company shall maintain insurance, at its expense, to protect itself and any Indemnitee(s) against any Losses, whether or not the Company would have the power to indemnify the Indemnitee against such Losses under the Act.

                                   ARTICLE IX

                LIMITATION OF LIABILITY OF MEMBERS; MEMBER LISTS

     9.01 Limitation on Liability. Except as set forth in this Agreement, each Member's liability shall be limited as set forth in the Act.

     9.02 No Liability for Company Obligations. Except as set forth in this Agreement, no Member will have any personal liability for any debts or losses of the Company.

     9.03 List of Members. Upon written request of any Member, the Company shall provide a list showing the names, addresses and Membership Interest of all Members and the other information required by the Act and maintained pursuant to
Section 14.02.


                                    ARTICLE X
                   LIABILITY, PROPERTY AND CASUALTY INSURANCE


     10.01 Insurance. In addition to the insurance to be provided with respect to matters set forth in Section 8.03 above, the Company shall also maintain property and casualty insurance to provide adequate and necessary coverage for
(i) the Project, the Real Estate and the assets of the Company and (ii) the Members and their Affiliates with respect to their interests in the Project, the

Real Estate, the Company and the assets of the Company and liabilities resulting therefrom. All insurance contracts to be entered into by the Company shall be negotiated by CBL, as Managing Member, and shall be upon such terms of coverage and with such insurance carriers as CBL shall determine. In CBL's discretion, all or any such insurance contracts may be included as part of CBL's overall blanket policy or program. The Members agree that the Company shall not self-insure except for deductibles and self-insured retentions that are equivalent to or less than the levels of deductibles and/or self-insured retentions that are part of CBL's overall blanket policy or program.

                                   ARTICLE XI

                      CAPITAL CONTRIBUTIONS TO THE COMPANY


     11.01 Members' Required Capital Contributions.

     (a) Initial Capital Contributions. As of the date of this Agreement, the unreturned Capital Contributions of each Member are as set forth opposite such Member's name on Exhibit B as such Member's Initial Capital Contribution ("Initial Capital Contributions"). Notwithstanding any provision in this
Agreement to the contrary, neither JG nor its Affiliates shall have any obligation under this Agreement to make any additional Capital Contributions to the Company beyond JG's Initial Capital Contribution, which, following CBL's admission as a Member and following the distributions and adjustments to the Capital Account of JG as referenced in Section 3.02 above, is zero. For purposes of this Agreement, any Incoming Equalizing Contribution made by the JG
Substitute Member in connection with a JG Exit Event pursuant to Section 16.06(f) shall, from and after the date upon which such Incoming Equalizing Contribution is made, be treated for all purposes as an Initial Capital Contribution by the JG Substitute Member.

     (b) Mandatory Contributions. Subject to the provisions of this Agreement:

          (i) Except as otherwise provided in this clause (i), CBL shall contribute as additional Capital Contributions (A) any necessary equity funding that is set forth in an approved Pro Forma as equity contributions from Members/owners to fund the construction of the phases of the Project, including but not limited to the amounts of such funding as set forth in the Phase One Pro Forma;
               (B) any costs in excess of such amounts of necessary equity funding from Members/owners that do not rise to the level of a Material Development Deviation; and (C) any costs in excess of such equity funding necessary to complete construction of the phases of the Project (construction cost overruns) that rise to the level of Material Development Deviations and for which the approvals required in Section 5.03 have been obtained (for purposes of this clause (i) and Section 5.03 above, CBL shall be conclusively deemed to have approved any such costs with respect to Future Phases) (the funding referenced in subparagraphs (A),
               (B) and (C) hereof being collectively referred to herein as the "Construction Funds"). Such contributions of Construction Funds shall be in the form of cash or cash equivalents and such contributions shall be required upon seven (7) Days notice from JG to CBL (as to Phase One) and when and as needed in CBL's reasonable judgment consistent with the Pro Forma(s) and the Development Schedule(s) (as to Future Phases). Notwithstanding the foregoing, from and after a JG Exit Event, any additional Capital Contributions of Construction Funds that CBL would thereafter, but for the operation of this sentence, have been required to make shall instead be made by CBL and the JG Substitute Member pro rata on the basis of their respective Capital Interests.

          (ii) Except as otherwise required in this clause (ii), subject to a maximum aggregate amount of Thirty Million Dollars ($30,000,000.00) (the "Maximum Required Funding"), CBL shall contribute as additional Capital Contributions any amounts in order to fund Operating Deficits of the Company. Such contributions of funds to cover Operating Deficits shall be in the form of cash or cash equivalents and such contributions shall be required upon seven (7) Days notice from JG to CBL (as to Phase One) and when and as needed in CBL's reasonable judgment consistent with the Pro Forma(s), the Development Schedule(s) and the Operating Budget(s) (as to Future Phases). In the event that from the date of this Agreement and forward CBL makes Capital Contributions to fund Operating Deficits in an aggregate amount equal to the Maximum Required Funding, thereafter, CBL shall have no obligation to make Capital Contributions for Operating Deficits. Notwithstanding the foregoing, from and after a JG Exit Event, any additional Capital Contributions to fund Operating Deficits that CBL would thereafter, but for the operation of this sentence, have been required to make shall instead be made by CBL and the JG Substitute Member pro rata on the basis of their respective Capital Interests.

          (iii) The additional Capital Contributions of CBL described in clauses
               (i) and (ii) of this Section 11.01(b) are hereinafter referred to as "CBL Mandatory Contributions". If CBL defaults in its obligation to make any CBL Mandatory Contribution when and as required by this Section 11.01(b), JG shall have the right, but not the obligation, in JG's sole and absolute discretion, and without limiting JG's other rights and remedies under Article XX below, upon ten (10) days' prior written notice to CBL, to make a Capital Contribution to the Company in an amount equal to the amount of the CBL Mandatory Contribution that CBL has failed to make (such Capital Contribution by JG, a "JG Substituted Default Contribution"), if, by the end of such ten (10)-day period, CBL has not contributed the defaulted CBL Mandatory Contribution to the Company. If CBL does not approve under Section 5.03(iii) any modification to the Phase One Pro Forma requested by JG under
               Section 6.02(a)(ii) with respect to a Material Development Deviation, JG shall have the right, but not the obligation, in JG's sole and absolute discretion, upon ten (10) days' prior written notice to CBL, to make a Capital Contribution to the Company in an amount equal to the amount of the Material Development Deviation that CBL has not approved (such Capital Contribution by JG, a "JG Substituted Pro Forma Contribution"), if, by the end of such ten (10)-day period, CBL has not approved such Material Development Deviation and contributed the amount of such Material Development Deviation to the Company.

          (iv) All additional Capital Contributions required to be made by CBL and/or the JG Substitute Member hereunder and all JG Substituted Default Contributions and JG Substituted Pro Forma Contributions that JG elects to make hereunder may be made in the form of a capital contribution to the Company or a loan to the Company. All additional Capital Contributions required to be made by CBL and/or the JG Substitute Member under this Section 11.01 and all JG Substituted Default Contributions and JG Substituted Pro Forma Contributions, if any, elected to be made by JG under this
               Section 11.01 are collectively referred to herein as the "Mandatory Contributions". Any loan may be made by an Affiliate of a Member but only if such Affiliate is a wholly-owned subsidiary or wholly-owned entity of the Member. Any Mandatory Contributions made in the form of a capital contribution shall be credited to the Capital Account of the Member making such Mandatory Contribution and shall be entitled to a return equal to the Interest/Return, but shall not affect or modify the respective Profits Interests of any of the Members. Any Mandatory Contributions made in the form of a loan shall be unsecured, shall be evidenced by a non-negotiable promissory note, shall bear interest at a rate equal to the Interest/Return and shall be repaid from Distributable Cash or Capital Events Distributions as set forth below.

     11.02 Additional Non-Required Capital Contributions or Member Loans. Except for the CBL Mandatory Contributions, and, from and after a JG Exit Event, the Mandatory Contributions of the JG Substitute Member, as set forth in Section 11.01, no Member shall be required to make any Capital Contributions or loans to the Company. To the extent requested by the Managing Member, from time to time, one (1) or more Members may be permitted to make additional Capital Contributions or loans if and to the extent they so desire. In such event, the Members shall have the opportunity (but not the obligation) to participate in such Capital Contributions or loans on a pro rata basis in accordance with their Profit Interests. Any such additional contributions of capital or loans are referred to herein as the "Non-Required Contributions". If any Member shall decline to make such Non-Required Contributions, such declining Member shall not be deemed to be in default under this Agreement, and the other Members may make such Non-Required Contributions on behalf of the declining Members. If a Member elects to make such Non-Required Contributions, however, such Member shall be entitled to either loan or contribute such funds to the Company. Any Non-Required Contributions made in the form of a capital contribution shall be credited to the contributing Member's Capital Account and shall be entitled to a return equal to the Interest/Return, but shall not affect or modify the respective Profits Interests of any of the Members. Any Non-Required Contributions made in the form of a loan shall be unsecured, shall be evidenced by a non-negotiable promissory note, shall bear interest at a rate equal to the Interest/Return and shall be repaid from Distributable Cash or Capital Events Distributions as set forth below.

     11.03 No Third-party Rights. This Agreement is not intended to create and/or confer, and shall not be construed to create and/or confer (directly, indirectly, contingent or otherwise), any rights or benefits (including but not limited to any right to require any additional contributions or loans to the Company by the Members, and/or any so-called third-party beneficiary rights) on any Person who is not a Member or Affiliate of a Member.

     11.04 Member Construction Loans not Capital Contributions. Member Constructions Loans and accrued and unpaid interest thereon shall not be deemed to be either Initial Capital Contributions, Mandatory Contributions, or Non-Required Contributions.

     11.05 No Further Assessments on Membership Interests. Except as set forth in this Agreement, the Members are not subject to any further assessments of their Membership Interests. All Membership Interests of the Members, when first issued and paid for as described herein, shall be fully paid and nonassessable, subject to the provisions of this Article XI.

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


                                   ARTICLE XII

                            DISTRIBUTIONS TO MEMBERS

     12.01  Distributions  of Distributable  Cash.  Subject to the provisions of
Article XI above, all distributions of Distributable Cash shall be made to the Members on a periodic basis but not less frequently than quarterly in the following amounts and in the following order of priority:

          (i) To the Members, as an advance on distributions, if any, described in clauses (ii) through (viii) of this Section, until each Member has received an amount of Distributable Cash that is equal to (A) forty percent (40%) of the amount of net taxable income (other than long term capital gains) allocated to such Member for the previous taxable year of the Company and (B) twenty percent (20%) of any long term capital gains allocated to such Member for the previous taxable year of the Company (such distribution to the Members for a given period being collectively referred to herein as the "Tax Distribution"). For purposes of this Agreement, there shall be no Tax Distribution for the Company's 2005 taxable year and Tax Distribution shall commence with the Company's 2006 taxable year and the first of such Tax Distributions shall equal forty percent (40%) of the amount of net taxable income allocated to such for the Company's 2005 taxable year but only for the period from the date of this Agreement to the end of the Company's 2005 taxable year and allocations of net taxable income of the Company that relate to the period from January 1, 2005 to the date of this Agreement shall be disregarded hereunder;

          (ii) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid Interest/Returns on the aggregate unreturned Mandatory Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Mandatory Contributions;

          (iii) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the aggregate unreturned Mandatory Contributions of all of the Members, to the extent of any unreturned Mandatory Contributions;

          (iv) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid
               Interest/Returns on the aggregate unreturned Non-Required Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Non-Required Contributions;

          (v) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the aggregate unreturned Non-Required Contributions of all of the Members, to the extent of any unreturned Non-Required Contributions;

          (vi) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid Interest/Returns on the aggregate unreturned Initial Capital Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Initial Capital Contributions;

          (vii) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the aggregate unreturned Initial Capital Contributions of all of the Members, to the extent of any unreturned Initial Capital Contributions; and

          (viii) The balance, if any, to the Members, as follows: JG fifty percent (50%) CBL fifty percent (50%)

     12.02 Capital Events Distributions. Subject to the provisions of Article XI above, all Capital Events Distributions shall be made to the Members in the same manner as set forth in Section 12.01 above.

     12.03 Distribution of Incoming Equalizing Contribution to CBL. The entire amount of any Incoming Equalizing Distribution shall be distributed by the Company to CBL and shall be applied to reduce (as to CBL only) the unpaid and/or unreturned amounts described in clauses (ii) through (vii) of Section 12.01 in reverse order.

     12.04 Limitation Upon Distributions. No distributions shall be made to Members if prohibited by the Act.

                                  ARTICLE XIII

                    ALLOCATIONS OF NET PROFITS AND NET LOSSES

     13.01 Net Profits. Subject to Section 13.03 below, Net Profits shall be allocated for each Fiscal Year to the Members as follows, except as otherwise required by the relevant provisions of the Code including but not limited to Subchapter K and the Treasury Regulations applicable thereto:

          (i)  First,  to each  Member  in an amount  of the  "unrecovered"  Net
               Losses  allocated  to such  Member  under  Section  13.02(i)  and
               Section 13.02(ii) below, pro rata in reverse order according to the amount of such "unrecovered" Net Losses as between the Members;

          (ii) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid Interest/Returns on the aggregate unreturned Mandatory Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Mandatory Contributions;

          (iii) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid
               Interest/Returns on the aggregate unreturned Non-Required Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Non-Required Contributions;

          (iv) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid Interest/Returns on the aggregate unreturned Initial Capital Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Initial Capital Contributions; and

          (v)  The balance, if any, to the Members, as follows:

                  JG                fifty percent (50%)
                  CBL               fifty percent (50%)

     For purposes hereof, the term "unrecovered" Net Losses means Net Losses allocated to a Member for a Fiscal Year of the Company for which such Member has not received a corresponding Net Profits allocation in a subsequent Fiscal Year. Once such allocation of Net Profits is made to a Member equivalent to all or any portion of previously allocated Net Losses, such amounts of Net Losses shall no longer be deemed "unrecovered".

     13.02 Net Losses. Subject to Section 13.03 below, Net Losses shall be allocated for each Fiscal Year to the Members as follows, except as otherwise required by the relevant provisions of the Code including but not limited to Subchapter K and the Treasury Regulations applicable thereto:

          (i) First, to each Member until the aggregate Net Losses allocated pursuant to this Section 13.02(i) for the current Fiscal Year and all previous Fiscal Years is equal to the aggregate amount of Net Profits allocated pursuant to Sections 13.01(ii)-(v) in reverse order;

          (ii) Second, to each Member until the aggregate Net Losses allocated pursuant to this Section 13.02(ii) for the current Fiscal Year and all previous Fiscal Years is equal to the amount of the unreturned Mandatory Contributions, Non-Required Contributions, and Initial Capital Contributions credited to each Member's Capital Account in the same proportion that each Member's respective contribution bears to the total of all Member's contributions to each category of Capital Contribution in reverse order; and

          (iii) The balance, if any, to the Members, as follows:

                  JG                fifty percent (50%)
                  CBL               fifty percent (50%)

     13.03 2005 Fiscal Year. For the Company's 2005 Fiscal Year, Net Profits and Net Losses from and including January 1, 2005 to and including the date of this Agreement shall be allocated one hundred percent (100%) to JG, and Net Profits and Net Losses after the date of this Agreement through and including December 31, 2005 shall be allocated as set forth in Sections 13.01 and 13.02, respectively.

                                   ARTICLE XIV

                                BOOKS AND RECORDS

     14.01 Accounting Period. The Company's accounting period shall be the Fiscal Year.

     14.02 Records and Reports. The Company shall keep at its principal place of business and at the Project the following records:

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

     (a) A current list of the full name and last-known address of each Member;

     (b) A current list of the full name and last-known address of each assignee of any Member's rights to Distributable Cash or other property of the Company and a description of the rights assigned;

     (c) A copy of the Articles of Organization;

     (d) Copies of this Agreement and any agreements concerning classes or series of Membership Interests;

     (e) Copy of the Company's federal, state and local income tax returns and reports, if any, for the three (3) most recent Fiscal Years;

     (f) Copies of the Company's financial statements for all Fiscal Years from the Company's inception, which statements must include a balance sheet as of the end of such year and an income statement for such year, and accounting records of the Company;

     (g) Records of all proceedings of Members, if any;

     (h) Any written consents obtained from Members under the Act;

     (i) A statement of all contributions accepted by and all Member loans made to the Company, the identity of the contribution and the agreed value of the contribution and the amount of all such Member loans; and

     (j) A copy of all contribution agreements and loan agreements and/or promissory notes or similar instruments executed by the Company in favor of any Member.

     14.03 Inspection of Records by Members. A Member shall have the right to inspect and copy, during regular business hours at the Company's principal executive office, the books and records described in Section 14.02 upon the Member giving the Company written notice not less than five (5) Days' prior to the date the Member wishes to inspect and copy.

     14.04 Tax Returns. CBL, as Managing Member, shall cause the Accountants to prepare and timely file all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Prior to filing such returns, CBL shall provide drafts of such returns, or pertinent information therefrom, to the Members on or prior to March 1 of each Fiscal Year for review by such Members. The Members shall provide comments to the Company on such draft returns within seven (7) Days after receiving them. CBL shall use its reasonable good faith efforts to cause a delivery of K-1 forms to the Members by March 15 of each Fiscal Year. CBL shall provide each Member with CBL's reasonable good faith estimate of the projected taxable income and projected debt allocation to each Member for the next Fiscal Year by December 1 of each Fiscal Year.

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

     14.05 Financial Statements. CBL, as Managing Member, shall deliver to the Members copies of unaudited internal annual financial statements as soon as available and in any event within thirty (30) Days after the close of each Fiscal Year of the Company and copies of audited annual financial statements as soon as available and in any event within ninety (90) Days after the close of the Fiscal Year of the Company, including in each case a balance sheet as of the end of such Fiscal Year and the related statement of income for such Fiscal Year, in each case setting forth in comparative form the figures for the preceding Fiscal Year and each prepared according to GAAP.


                                   ARTICLE XV

                       TERMINATION OF MEMBERSHIP INTEREST

     15.01 Termination of Interest. A Member's continued membership in the Company shall terminate upon the: (a) acquisition of the Member's complete Membership Interest by the Company; (b) bankruptcy of the Member; (c) dissolution of the Member; (d) a merger in which the Company is not the surviving organization; (d) an attempt by the Member to withdraw or retire from being a Member in violation of Section 15.02 below; or (e) the occurrence of any other event under the Act or applicable law that terminates the continued membership of the Member in the Company.

     15.02 Withdrawal. Notwithstanding the foregoing, a Member does not have the right under this Agreement to withdraw or retire from being a Member, to assign all or any portion of the Member's Membership Interest except as provided in
Article XVI hereof, to voluntarily become bankrupt, to voluntarily dissolve, or to otherwise voluntarily terminate the Member's Membership Interest.

     15.03 Effect of Termination of Membership. If for any reason the continued membership of a Member is terminated, then, if such termination causes an Event of Dissolution, but the business of the Company is continued as provided in
Section 17.02 of this Agreement, unless otherwise approved by the Members (other than the Member whose membership has been terminated) by a Majority Vote, a Member whose status as a Member is terminated, regardless of whether or not such termination was a result of a voluntary act by such Member, shall have only the right to receive distributions of Distributable Cash or Capital Events Distributions attributable to periods ending or events occurring prior to the date of such Member's termination of membership and shall thereafter no longer be or be deemed to be a Member.


                                   ARTICLE XVI

        TRANSFERS OF MEMBERSHIP INTERESTS AND RESTRICTIONS ON TRANSFERS;
               IMPASSE PROVISIONS; PLEDGE OF MEMBERSHIP INTERESTS;
                                 SALE OF PROJECT

     16.01 Definition of "Assignment". For purposes of this Article, the words "assign" or "assignment" when used in the context of the assignment of all or


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

any portion of a Member's Membership Interest, shall mean and include any transfer, alienation, sale, assignment, pledge, grant of security interest, lien or encumbrance, or other disposition, whether voluntarily or by operation of law.

                  16.02 Restriction on Assignment. Except as expressly permitted in this Article XVI, no Member shall assign all or any part of its Membership Interest in the Company. Any attempted assignment of all or any portion of a Membership Interest other than as permitted in this Article XVI shall be null and void and shall have no effect whatsoever.

     16.03 Exempt Assignments. (a) Subject to the provisions of Sections 16.06 and 16.07 which shall be applicable to all assignments of Membership Interests, the prohibition on assignments set forth in Section 16.02 above shall not apply to an assignment of all or any part of a Membership Interest of any Member:

          (i) to any of the other Members or a wholly-owned Affiliate of a Member;

          (ii) to family partnerships, family trusts, family limited liability companies or similar family entities so long as such Member or its principals continue to Control such Membership Interests and either the proposed transferee has sufficient net worth to cover any funding obligations of the transferring Member or the transferring Member agrees to and does guarantee the funding obligations of the proposed transferee;

          (iii) With respect to JG, to (A) any entity in which Richard E. Jacobs, JG, REJ Realty, Jacobs Realty Investors Limited Partnership, or any of them, in the aggregate, directly or indirectly control or own not less than fifty-one percent (51%) of the capital, income and loss and voting interests or is the sole general partner, sole managing member or sole manager of the transferee; or (B) to a trust Controlled by the transferor or a trust benefiting any one or more Persons who bear the following family relationship to Richard E. Jacobs: (1) children (natural and adopted) and their natural and adopted descendants; (2)
               stepchildren and their natural and adopted descendants; (3) siblings and their natural and adopted descendants; or (4) a spouse of any Person described in subclause (1), (2) or (3).

          (iv) With respect to JG, to a trust or trust(s) the beneficiaries of which shall meet one or more of the following criteria: (A) any Person who transferred his Membership Interest in the Company to the trust; or (B) any one or more Persons who bear the following family relationship to any Person referred to in subclause (A):
               (1)  parents  and their  ancestors;  (2)  children  (natural  and adopted) and their natural and adopted descendants; (3) stepchildren and their natural and adopted descendants. (4) siblings and their natural and adopted descendants; or (5) a spouse of any Person described in subclause (A), (B)(2) or
               (B)(3).

          (v) where such assignments are part of a merger, consolidation or sale of all or substantially all of the assets or stock of CBL and its Affiliates;

          (vi) where such assignments are pursuant to the admission of an additional member(s) to the Company in accordance with this Agreement; and/or

          (vii) where such assignments are pursuant to transfers set forth in Sections 16.04, 16.05, Article XVII and/or Section 20.03 below.



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

         In the event of any assignment permitted hereunder, the transferring Member shall provide written notice of such assignment to all of the Members and, if necessary, the Company's lender and take commercially reasonable steps so as to minimize, if practical, the possibility of termination under Section 708 of the Code.

     (b) For purposes of clause (iv) above:

          (i) any Person having a right to revoke the trust in whole or in part shall be regarded as the beneficiary of the portion of the trust such Person has the right to revoke;

          (ii) to the extent that more than one trustee is acting for a single trust, such trustees shall deliver to the Managing Member a written designation of one of them as their representative to the Company;

          (iii) if, in case of clause (ii), the trustees fail to so designate a representative, their representative shall be such one of them as the Managing Member shall designate by written designation delivered to all of them from time to time;

          (iv) all acts permitted to be taken by and all communications to be given to the owner of a Membership Interest in the Company shall be taken by or given to such representative with respect to the Membership Interest in the Company owned by the trust of which such representative is a trustee; and

          (v) any action taken by such a representative shall be deemed to be the act of and shall be binding upon each trust owning a Membership Interest in the Company for which such representative is trustee or is designated to act.

     (c) The restrictions on assignments set forth in this Article XVI shall apply to transfers of equity interests in a Member, provided that (i) the restrictions on assignments set forth in this Article XVI shall not apply to any assignment of not more than fifteen percent (15%) of the equity interests in JG to a third party or third parties as long as Richard E. Jacobs continues to Control JG during his lifetime; (ii) the restrictions on assignments set forth in this Article XVI shall not apply to the sale or issuance of partnership interests of CBL Parent or to any merger, consolidation or sale of all of the assets or partnership interests of CBL Parent or CBL & Associates Properties, Inc.; and/or (iii) the restrictions on assignments set forth in this Article XVI shall not apply to the sale or issuance of stock of CBL & Associates Properties, Inc. The parties hereto agree that neither party may transfer or issue or allow the transfer or issuance of equity interests of such Member in such manner as to violate the purposes of the transfer restrictions under this Article XVI. Upon the assignment of a Membership Interest of any Member to such Member's successor in an assignment permitted under this Article XVI, and the assumption by such successor of the assigning Member's obligations under this Agreement with respect to the Membership Interest so assigned, and the delivery to the other Members of a true and complete copy of the assignment and assumption agreement(s), such successor shall, upon such assignment and assumption, be considered a Member and may exercise all of such Member's rights.

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

     16.04 Mandatory Buy/Sell on Impasse.

     (a) Impasse. Any dispute or disagreement arising between the Members in connection with any decision set forth in this Agreement that requires the unanimous approval of the Members under Section 5.03, which is not settled to the mutual satisfaction of CBL and JG, shall constitute an "Impasse", except that no dispute or disagreement arising between CBL and JG with respect to matters referred to in Section 5.03(i) shall be an Impasse for purposes of this
Section 16.04 before January 1, 2013. Either Member (the "Impasse Notice Sender") may notify the other Member (the "Impasse Notice Recipient") that an Impasse exists (the "Initial Impasse Notice") and that, unless the Impasse Notice Recipient shall provide its approval of the item in question, the Impasse Notice Sender may invoke the provisions of this Section 16.04. The Impasse Notice Recipient shall have (i) thirty (30) Days in the event of all matters other than an Impasse with respect to matters described in clauses (ii), (iii),
(vii) or (viii) of Section 5.03 above (each, an "Expedited Impasse Event"), as set forth in subclause (ii) of this sentence; or (ii) ten (10) Days in the case of an Expedited Impasse Event, within which to either (x) note its continuing disapproval of the item in question, or (y) provide its consent to, approval of or agreement with the position of Impasse Notice Sender as to the decision or matter creating the Impasse. In the event the Impasse Notice Recipient does not respond to the Initial Impasse Notice within such 30-Day period or 10-Day period, as the case may be, the Impasse Notice Recipient shall be deemed to have consented to or approved of the decision or matter creating the Impasse in accord with the Impasse Notice Sender. If the Impasse Notice Recipient shall respond within such 30-Day or 10-Day period, as the case may be, by notifying the Impasse Notice Sender that the Impasse Notice Recipient continues to disapprove of the item in question, then either Member may thereupon give the other Member an Impasse Offer Notice as referenced below. If a Member gives the Initial Impasse Notice as provided in this Section 16.04, the other Member shall no longer have any right to give an Initial Impasse Notice with respect to the same Impasse.

     (b) Put/Call on Impasse. In the event that an Impasse occurs and the Initial Impasse Notice has been sent to the Impasse Notice Recipient and the Impasse Notice Recipient has responded within the applicable time parameters set forth above with a response setting forth its continued disapproval of the item in question, then either Member (the "Impasse Initiator") may give written notice (the "Impasse Offer Notice") to the other Member (the "Impasse Respondent"), setting forth the Impasse Initiator's estimation of the aggregate asset value of the Project (net of any outstanding Constructions Loans and/or Permanent Financing/Refinancing) (the "Impasse Project Value") and stating the Impasse Initiator's intent to buy all, but not less than all, of the Impasse Respondent's and its Affiliates', if any, Membership Interest, whereupon the provisions set forth in this Section 16.04(b) and Section 16.04(c) shall apply. Notwithstanding the foregoing, if both CBL and JG, or Affiliates of each of CBL and JG, are also members or other equity holders in any other Entity that directly or indirectly owns or leases any real property that is contiguous with the Project, no Impasse Offer Notice shall be effective unless a contemporaneous notice is given under any comparable provision of any operating, partnership or similar agreement with respect to such real property between CBL and JG, or their respective Affiliates, as the case may be.

          (i) Purchase Price. The Impasse Project Value shall provide the basis for determining the cash purchase price at which the Impasse Initiator would be willing to purchase the Membership Interests of the Impasse Respondent and its Affiliates (the "Impasse Initiator Offer Price") and the cash purchase price at which the Impasse Respondent may elect to acquire the Membership Interests of the Impasse Initiator and its Affiliates (the "Impasse Respondent Purchase Price") as follows:

         (A) The Impasse Initiator Offer Price shall be an amount equal to the amount that would be distributed to the Impasse Respondent upon a Capital Events Distribution in an amount equal to the Impasse Project Value.

         (B) The Impasse Respondent Purchase Price shall be an amount equal to the amount that would be distributed to the Impasse Initiator upon a Capital Events Distribution in an amount equal to the Impasse Project Value.

          (ii) Exercise of Impasse Put/Call. Upon receipt of the Impasse Offer Notice, the Impasse Respondent and its Affiliates, if any, shall then be obligated either:

               (X) To sell to the Impasse Initiator for cash the entire Membership Interest of the Impasse Respondent and its Affiliates, if any, in the Company for the Impasse Initiator Offer Price, as described above and subject to adjustments as provided in Section 16.04(c) below;

               (Y) To purchase the entire Membership Interest of the Impasse Initiator and its Affiliates, if any, in the Company for the Impasse Respondent Purchase Price, as described above and subject to adjustments as provided in Section 16.04(c) below; or

               (Z) To consent to, approve of or agree with the position of the Impasse Initiator as to the decision or matter creating the Impasse.

          (iii) The Impasse Respondent shall notify the Impasse Initiator of its election within (x) thirty (30) Days after the date of receipt of the Impasse Offer Notice as to any Impasse that occurs with respect to any matter other than financing matters as set forth directly below, or (y) ten (10) Days after the date of receipt of the Impasse Offer Notice as to any Impasse that occurs relating to an Expedited Impasse Event. Failure of a Impasse Respondent to give the Impasse Initiator notice that such Impasse Respondent has elected to proceed under Section 16.04(b)(ii)(Y) or Section 16.04(b)(ii)(Z) above shall be conclusively deemed to be an election under Section 16.04(b)(ii)(X) (i.e., to sell).

          (iv) If the Impasse Respondent timely notifies the Impasse Initiator that such Impasse Respondent has elected to proceed under Section 16.04(b)(ii)(Z), the Impasse shall be deemed resolved, and neither Member shall be required or entitled to purchase the other Member's Membership Interest or sell its own Membership Interest pursuant to this Section 16.04 with respect to the resolved Impasse. If the Impasse Respondent timely notifies the Impasse Initiator that such Impasse Respondent has elected to proceed under Section 16.04(b)(ii)(X) or Section 16.04(b)(ii)(Y), or if the Impasse Respondent is deemed to have elected to proceed under Section 16.04(b)(ii)(X), then the Impasse Initiator shall have a further fifteen (15) Days after receipt of such notice or the effective date of such deemed election to notify the Impasse Respondent that the Impasse Initiator consents to, approves of or agrees with the position of the Impasse Respondent as to the decision or matter creating the Impasse. If the Impasse Initiator timely so notifies the Impasse Respondent, the Impasse shall be deemed resolved, and neither Member shall be required or entitled to purchase the other Member's Membership Interest or sell its own Membership Interest pursuant to this Section 16.04 with


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

               respect to the resolved Impasse. If the Impasse Initiator does not timely so notify the Impasse Respondent, the parties shall proceed pursuant to the foregoing election or deemed election of the Impasse Respondent.

     (c) Closings.

          (i) Location and Time Periods. The closing of any sale of a Membership Interest in the Company pursuant to this Section 16.04 shall be held at the principal offices of the Company, unless otherwise mutually agreed, on a mutually acceptable date not more than ninety (90) Days after (A) the receipt by the Impasse
               Initiator of the written notice of election by the Impasse Respondent, or (B) after the expiration of the time within which the Impasse Respondent must so elect, as provided in Section 16.04(b)(iii).

          (ii) Closing Adjustments. At the closing, any closing adjustments as set forth in the Impasse Offer Notice (and if not so designated in the Impasse Offer Notice then those adjustments which are then usual and customary in Lee County, Florida) shall be made between the purchasing party and the selling party as of the date of closing. Any Member transferring its Membership Interest shall transfer such Membership Interest free and clear of any liens, encumbrances or any interests of any third party and shall execute or cause to be executed any and all documents required to fully transfer such Membership Interest to the acquiring Member including, but not limited to, any documents necessary to evidence such transfer, and all documents required to release the interest of any other party who may claim an interest in such Member's Membership Interest. Any monetary default or obligation of the selling Member must be cured out of the proceeds from such sale at the closing. Following the date of closing, the selling Member shall have no further rights to any distributions of Distributable Cash or Capital Event Distributions, and all such rights shall vest in the selling Member's transferee.

     16.05 Right of First Refusal; Buy/Sell.

     (a) Right of First Refusal. No transfer of any Membership Interests shall be permitted under this Section 16.05(a) before January 1, 2013. If, at any time after December 31, 2012, a Member shall desire to transfer all (and not less than all) of its Membership Interest (which shall include its Affiliates' Membership Interest, if any) to any Person and such transfer is not an exempt assignment pursuant to Section 16.03 above nor a transfer otherwise permitted under this Article XVI, then, in such event and subject to the rights of the Non-Transferring Members set forth in this Section 16.05(a), said Member (the "Transferring Member", which term shall include said Member's Affiliates holding a Membership Interest) may transfer its Membership Interest to such third party (the "Third-Party Purchaser") only after compliance with the procedures of this
Section 16.05(a). The Transferring Member shall give written notice (the "RoFR Notice") to the other Members (the "Non-Transferring Members") of its intent to transfer its Membership Interest and the Third-Party Purchaser to whom it desires or intends to transfer same, the terms of such proposed purchase including the price to be paid, method of payment and any contingencies or other material provisions of such proposed purchase, and the time parameters within which said transfer is to take place. Notwithstanding the foregoing, if both CBL and JG, or Affiliates of each of CBL and JG, are also members or other equity holders in any other Entity that directly or indirectly owns or leases any real property that is contiguous with the Project, no RoFR Notice shall be effective unless a contemporaneous notice is given under any comparable provision of any operating, partnership or similar agreement with respect to such real property between CBL and JG, or their respective Affiliates, as the case may be. The

Non-Transferring Members shall have sixty (60) Days from the date of their receipt of the RoFR Notice (the "RoFR Period") to elect to purchase all and not less than all of the Transferring Member's Membership Interest for the price upon which said Third-Party Purchaser is willing to pay for said Membership Interest. In the event the Non-Transferring Members either elect not to purchase the Transferring Member's Membership Interest or do not notify the Transferring Member in writing of their decision by the end of the RoFR Period referred to above, then the Transferring Member may, for a period of one-hundred twenty
(120) Days after the end of the RoFR Period referred to above, transfer the referenced Membership Interest to the Third-Party Purchaser but only upon such terms as are substantially similar to the terms at which said Membership Interest was offered to the Non-Transferring Members. If the Transferring Member shall not have closed on the transfer of the referenced Membership Interest to said Third-Party Purchaser within said 120-Day period, said transfer shall once again become subject to the terms and conditions of this Section 16.05(a), the Transferring Member shall be required to once again to comply with the procedures set forth in this Section 16.05(a), and the Transferring Member shall be precluded from giving another RoFR Notice under this Section 16.05(a) for a period of six (6) months following the expiration of said 120-Day period. In the event the Non-Transferring Member(s) exercise their right to purchase the Membership Interest of the Transferring Member, the closing of said transaction shall occur no later than one-hundred twenty (120) Days from the end of the RoFR Period referenced above. Notwithstanding the provision of this Section 16.05(a), in the event that during the RoFR Period the Third-Party Purchaser shall revoke its offer to purchase or the Transferring Member shall determine to not accept the offer of the Third-Party Purchaser, then the Transferring Member shall be entitled to revoke, in writing, the RoFR Notice and the Non-Transferring Members shall not have the right to purchase the Transferring Member's Membership Interest on the terms of such RoFR Notice.

     (b) Buy/Sell. (i) No transfer of any Membership Interests shall be permitted under this Section 16.05(b) before January 1, 2013. At any time after December 31, 2012, a Member (the "Buy/Sell Initiator") may give written notice (the "Buy/Sell Offer Notice") to the other Member (the "Buy/Sell Respondent"), setting forth the Buy/Sell Initiator's intent to buy all, but not less than all, of the Membership Interests of the Buy/Sell Respondent and its Affiliates, if any, whereupon the provisions set forth in this Section 16.05(b) shall apply. Notwithstanding the foregoing, if both CBL and JG or Affiliates of each of CBL and JG, are also members or other equity holders in any other Entity that directly or indirectly owns or leases any real property that is contiguous with the Project, no Buy/Sell Offer Notice shall be effective unless a contemporaneous notice is given under any comparable provision of any operating, partnership or similar agreement with respect to such real property between CBL and JG, or their respective Affiliates, as the case may be. If a Member gives a Buy/Sell Offer Notice as provided in this paragraph, the other Member shall no longer have any right to give its own Buy/Sell Offer Notice under this paragraph while a sale or purchase of a Membership Interest under this Section 16.05(b) pursuant to such Buy/Sell Offer Notice is pending.

     (A) Purchase Price. The Buy/Sell Initiator shall specify in its Buy/Sell Offer Notice the Buy/Sell Initiator's estimation of the aggregate asset value of the Project (net of any outstanding Constructions Loans and/or Permanent Financing/Refinancing) (the "Buy/Sell Project Value"). The Buy/Sell Project Value shall provide the basis for determining the cash purchase price at which the Buy/Sell Initiator would be willing to purchase the Membership Interests of the Buy/Sell Respondent and its Affiliates (the "Buy/Sell Initiator Offer

Price") and the cash purchase price at which the Buy/Sell Respondent may elect to acquire the Membership Interests of the Buy/Sell Initiator and its Affiliates (the "Buy/Sell Respondent Purchase Price") as follows:

          (I) The Buy/Sell Initiator Offer Price shall be an amount equal to the amount that would be distributed to the Buy/Sell Respondent upon a Capital Events Distribution in an amount equal to the Buy/Sell Project Value.

          (II) The Buy/Sell Respondent Purchase Price shall be an amount equal to the amount that would be distributed to the Buy/Sell Initiator upon a Capital Events Distribution in an amount equal to the Buy/Sell Project Value.

     (B) Exercise of Buy/Sell. Upon receipt of the Buy/Sell Offer Notice, the Buy/Sell Respondent shall then be obligated either:

          (I) To sell to the Buy/Sell Initiator for cash the entire Membership Interest of the Buy/Sell Respondent and its Affiliates, if any, in the Company for the Buy/Sell Initiator Offer Price, as described above and subject to adjustments as provided in Section 16.05(b)(ii)(B) below;

          (II) To purchase the entire Membership Interest of the Buy/Sell Initiator and its Affiliates, if any, in the Company for the Buy/Sell Respondent Purchase Price, as described above and subject to adjustments as provided in Section 16.05(b)(ii)(B) below.

     (C) The Buy/Sell Respondents shall notify the Buy/Sell Initiator of their election within thirty (30) Days after the date of receipt of the Buy/Sell Offer Notice. Failure of Buy/Sell Respondents to give the Buy/Sell Initiator notice that such Buy/Sell Respondents have elected to proceed under Section 16.05(b)(i)(B)(II) above shall be conclusively deemed to be an election under
Section 16.05(b)(i)(B)(I) (i.e., to sell).

          (ii) Closings.

               (A) Location and Time Periods. The closing of any sale of a Membership Interest in the Company pursuant to this Section 16.05(b) shall be held at the principal offices of the Company, unless otherwise mutually agreed, on a mutually acceptable date not more than ninety (90) Days after (A) the receipt by the Buy/Sell Initiator of the written notice of election by the Buy/Sell Respondent, or (B) after the expiration of the time within which the Buy/Sell Respondents must so elect, as provided in Section 16.05(b)(i)(C).

               (B) Closing Adjustments. At the closing, any closing adjustments as set forth in the Buy/Sell Offer Notice (and if not so designated in the Buy/Sell Offer Notice then those adjustments which are then usual and customary in Lee County, Florida) shall be made between the purchasing party and the selling party as of the date of closing. Any Member transferring its Membership Interest shall transfer such Membership Interest free and clear of any liens, encumbrances or any interests of any third party and shall execute or cause to be executed any and all documents required to fully transfer such Membership Interest to the acquiring Member including, but not limited to, any documents necessary to evidence such transfer, and all


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

                    documents required to release the interest of any other party who may claim an interest in such Member's Membership Interest. Any monetary default or obligation of the selling Member must be cured out of the proceeds from such sale at the closing. Following the date of closing, the selling Member shall have no further rights to any distributions of Distributable Cash or Capital Event Distributions, and all such rights shall vest in the selling Member's transferee.

     16.06 Conditions of Assignments. Prior to any assignee of a Membership Interest becoming a Member, the following conditions must have been satisfied:

     (a) The assignor, his legal representative or authorized agent must have executed a written instrument of assignment of such Membership Interest in form and substance reasonably satisfactory to the Members;

     (b) The assignee must have executed a written agreement, in form and substance reasonably satisfactory to the Members, to assume all of the duties and obligations of the assignor under this Agreement with respect to the assigned Membership Interest and to be bound by and subject to all of the terms and conditions of this Agreement;

     (c) The assignor, his legal representative or authorized agent, and the assignee must have executed a written agreement, in form and substance reasonably satisfactory to the Members, to indemnify and hold the Company and the Members harmless from and against any loss or liability arising out of the assignment;

     (d) The assignee must have executed such other documents and instruments as the Members may deem necessary to effect the admission of the assignee as a Member;

     (e) The assignee (if not previously a Member of the Company) or the assignor must have paid the expenses incurred by the Company in connection with the admission of the assignee to the Company; and

     (f) In the case of an  assignment to a  Third-Party  Purchaser  pursuant to
Section 16.05(a) in which JG is the Transferring Member (a "JG Exit Event"), (i) such Third-Party Purchaser (the "JG Substitute Member") shall have made a Capital Contribution to the Company (a "Incoming Equalizing Contribution") (which Incoming Equalizing Contribution the Company shall thereupon immediately distribute to CBL) in an amount such that, after giving effect to the distribution of the Incoming Equalizing Contribution to CBL, the JG Substitute Member's Capital Interest (expressed as a percentage) shall be equal to the JG Substitute Member's Profits Interest and (ii) the JG Substitute Member or its Affiliates shall provide CBL Member and its Affiliates, if any, and/or third-party lenders to the Company, as the case may be, with such additional agreements or undertakings as CBL Member or such lenders may reasonably require to replace or hold CBL Member and its Affiliates harmless from any liability, loss, cost or expense arising out of that portion of any then-outstanding loans (other than loans that are Mandatory Contributions or Non-Required Contributions) and/or Affiliate Guarantees theretofore provided by CBL Member or its Affiliates that corresponds to the JG Substitute Member's Capital Interest (expressed as a percentage).

     16.07 Lender Approval. In the event that, pursuant to the terms of any loan agreement, security agreement, deed of trust or other agreement existing at any time between the Company and any lender, the approval of such lender is required


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

prior to the time that any transfer or assignment of any Membership Interest in the Company may occur, then, notwithstanding any provision of this Article to the contrary, no transfer or assignment of any Membership Interest in the Company shall occur until all required approvals and/or consents of any such lender have been obtained.

     16.08 Pledge of Membership Interests. Except as relates to any pledge of Membership Interests required by any financing by the Company, no Member may pledge, mortgage, hypothecate, assign as security, create a security interest in or charge against or other encumbrance of all or any part of its Membership
Interest, whether directly or indirectly, voluntarily or involuntarily or by operation of law.

     16.09 Mutually  Exclusive  Rights.  The rights of the Members  described in
Section 16.04, Section 16.05(a), and Section 16.05(b) in this Article XVI and in
Section 20.03 are mutually exclusive, meaning that, if the exercise, or the right to exercise, one of such rights is pending or in process (the "Active Right"), neither of the other rights can be initiated, and no assignment that would be subject to either of the other rights can be initiated or completed, until the Active Right closes, lapses, or is otherwise terminated.

                                  ARTICLE XVII

                     DISSOLUTION, TERMINATION AND WINDING-UP

     17.01 Events Causing Dissolution. The Company shall be dissolved upon the occurrence of any of the following events (collectively, "Events of Dissolution"): (a) when the period, if any, fixed for the duration of the Company shall expire pursuant to Section 2.05 of this Agreement; (b) by action of the Members pursuant to the Act; or (c) by action of and at the option of the remaining Members in the event of (i) the termination of any Member as provided in Section 15.01 of this Agreement; (ii) the acquisition by the Company of the complete Membership Interest of any Member; or (iii) the occurrence of any other event that terminates the continued membership of any Member; or (d) a merger in which the Company is not the surviving organization ("Merger").

     17.02 Continuation. Notwithstanding Section 17.01(c), the Company is not dissolved and is not required to be wound up by reason of any Event of Dissolution arising out of the termination of the continued Membership of a Member if there is at least one (1) remaining Member and the existence and business of the Company are continued by the remaining Member or by the affirmative Majority Vote of the Members if there is more than one remaining Member other than the Member as to whom the Event of Dissolution occurred, obtained no later than ninety (90) Days after the occurrence of the Event of Dissolution.

     17.03 Effect of Dissolution. Upon dissolution of the Company, the Company shall cease to carry on its business, except to the extent necessary (or appropriate) for the winding-up of the business of the Company. Upon the occurrence of an Event of Dissolution (other than by reason of a Merger), CBL shall file with the Secretary of State of Ohio a notice of dissolution pursuant to the Act.

     17.04 Winding-Up, Liquidation and Distribution of Assets.

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

     (a) Upon the occurrence of an Event of Dissolution, other than as a result of a Merger, an accounting shall be made by the Accountants of the accounts of the Company and the Company's assets, liabilities and operations, from the date of the last previous accounting until the date of the occurrence of such Event of Dissolution. CBL shall immediately proceed to wind-up the affairs of the Company.

     (b) If the Company is dissolved and its affairs are to be wound-up, CBL shall:

          (i) Sell or otherwise liquidate all of the Company's assets as promptly as practicable (except to the extent the Members may determine to distribute any assets to the Members in kind);

          (ii) Allocate any Net Profit or Net Loss resulting from such sales to the Members in accordance with Article XIII hereof;


          (iii) Discharge all liabilities of the Company, including liabilities to Members who are creditors, to the extent otherwise permitted by law, other than liabilities to Members for distributions, and establish such Reserves as may be reasonably necessary to provide for contingent or other liabilities of the Company;

          (iv) Distribute the remaining assets to the Members, either in cash or in kind, in accordance with the positive balance (if any) in the Capital Account of each Member (as determined after taking into account all Capital Account adjustments for the Company's Fiscal Year during which the liquidation occurs), with any balance in excess thereof being distributed in proportion to the Members' respective Profits Interests. Any such distributions in respect of Capital Accounts shall, to the extent practicable, be made in accordance with the time requirements set forth in Section 1.704-1(b)(2)(ii)(b)(2) of the Treasury Regulations; and

          (v) If any assets of the Company are to be distributed in kind, the net fair market value of such assets shall be determined. Such assets shall be deemed to have been sold as of the date of dissolution for their fair market value, and the Capital Accounts of the Members shall be adjusted pursuant to the provisions of this Agreement to reflect such deemed sale.

     (c) Notwithstanding anything to the contrary in this Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member has a deficit Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), such Member shall have no obligation to make any Capital Contribution to reduce or eliminate the negative balance of the Capital Account of such Member.

     17.05 Articles of Termination. Upon the dissolution and the completion of winding-up of the Company, CBL or such other Member as may be designated by the Members, shall execute articles of termination of the Company and file same with the Secretary of State of Ohio and execute and file with the Secretary of State of Florida such filings as are required to withdraw the Company from Florida. Upon such filing, the existence of the Company shall be terminated.

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

     17.06 Return of Contribution Nonrecourse to Other Members. Except as provided by law or as expressly provided in this Agreement, upon dissolution, each Member shall look solely to the assets of the Company for the return of the Capital Account of the Member. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the Capital Account of one or more Members, including, without limitation, all or any part of that Capital Account attributable to Capital Contributions, then such Member or Members shall have no recourse against any other Member.


                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

     18.01 Applicable Law. This Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Ohio, and specifically the Act.

     18.02 No Action or Partition. No Member has any right to maintain any action for partition with respect to the property of the Company.

     18.03 Execution of Additional Instruments. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

     18.04 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

     18.05 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies.
Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     18.06 Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this
Agreement,  their  respective  heirs,  legal  representatives,   successors  and
assigns.

     18.07 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or by any Person not a party hereto.

     18.08 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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

                  18.09 Federal Income Tax Elections; Tax Matters Member. All elections required or permitted to be made by the Company under the Code shall be made by the unanimous consent of JG and CBL, except that the Tax Matters Member (the "TMM") shall make an election under Sections 108/1017 or Section 754 of the Code upon request of any Member. The TMM shall be responsible for all administrative and judicial proceedings for the assessment and collection of tax deficiencies or the refund of tax overpayments arising out of a Member's distributive share of items of income, gain, deduction and/or credit of any other Company item (as that term is defined in the Code or in the Treasury Regulations) allocated to the Members affecting any Member's tax liability. The Members hereby appoint CBL as the initial TMM. The TMM shall promptly give notice to all Members of any administrative or judicial proceeding pending before the Internal Revenue Service involving any Company item and the progress of any such proceeding. Such notice shall be in compliance with such regulations as are issued by the Internal Revenue Service. The TMM shall have all the powers provided to a tax matters partner in Sections 6221 through 6233 of the Code, including the power to select the forum to litigate any tax issue or liability arising from Company items, except that the TMM shall not settle any tax controversy without the consent of all of the Members or extend the statute of limitations with respect to any matter which is attributable to any Company item or affecting any item pending before the Internal Revenue Service. The provisions on limitations of liability of the Members and indemnification set forth in Article VIII shall be fully applicable to the TMM in its, his or her capacity as such. The TMM may resign at any time by giving written notice to the Company and each of the other Members. Upon resignation of the TMM, a new TMM may be elected from among the Members by a Majority Vote of the Members.

     18.10 Notices. Unless oral notice is expressly permitted by this Agreement, any notices or other communications required or permitted to be given by this Agreement must be given in writing and either (i) personally hand-delivered,
(ii) mailed by prepaid certified or registered mail, with return receipt requested, (iii) sent by generally recognized overnight delivery service to the party to whom such notice or communication is directed with delivery fee prepaid, or (iv) sent via telefax transmission, and, in the case of notices sent by any medium other than as set forth in (ii) above, the burden of proof of receipt of such notice shall be on the sender thereof. Any such notices shall be sent to the address of such party as follows:

                                    If to the Company, to:

                                    JG Gulf Coast Town Center LLC
                                    2030 Hamilton Place Boulevard
                                    Suite 500, CBL Center
                                    Chattanooga, Tennessee  37421
                                    Attention:  Charles B. Lebovitz
                                    (423) 490-8662 (telefax)

                                    If to any of the Members, to:

                                    The address of such Member as set forth on Exhibit B.

Any party may change such party's address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 18.10.

     18.11 Amendments. This Agreement may be amended, modified or supplemented only by a writing executed by each of the Members; provided, however, that CBL is hereby authorized and directed to amend Exhibit B to reflect changes in the information set forth on Exhibit B.

     18.12 Enforceability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     18.13 Drafting. The Members acknowledge that each has participated substantially in the negotiation and drafting of this Agreement and agree that this Agreement shall not be construed more favorably toward one Member than another due to the fact that this Agreement may have been physically drafted by one Member or its counsel.

     18.14 Further Assurances. The Members each agree to cooperate, and to execute and deliver in a timely fashion any and all additional documents to effectuate the purposes of the Company and this Agreement.

     18.15 Time. Time is of the essence of this Agreement, and to any payments, allocations and distributions provided for under this Agreement.

     18.16 Integration. This Agreement embodies the entire agreement and understanding among the Members and supersedes all prior agreements and understandings, if any, among and between the Members relating to the subject matter hereof.

     18.17 Termination of Letter Agreement. As set forth in Section 18.16 above, the Letter Agreement is hereby terminated and of no further force and effect.

     18.18 Public Announcements; Precedence in Publicity. Any release to the public of information with respect to the Project, the Company or any of the Company's assets or activities contemplated herein or any matters set forth in this Agreement will be made only after CBL's approval and only in the form approved by CBL and its counsel; except that, in any advertising or promotional materials or communications relating to the Company and/or the Project, in any form and in any media, including without limitation print, outdoor advertising, broadcast or online, The Richard E. Jacobs Group, Inc. or its designated Affiliate shall receive "first billing" in relation to any reference to CBL or any Affiliate and in no less prominent typeface or positioning within the material or communication, and any reference to CBL or any Affiliate shall be accompanied by a reference to The Richard E. Jacobs Group, Inc. or its designated Affiliate that meets the foregoing requirements. The provisions of the immediately preceding sentence shall no longer apply if Richard E Jacobs ceases to Control The Richard E. Jacobs Group, Inc., but thereafter, so long as any Affiliate of The Richard E. Jacobs Group, Inc. is a Member, The Richard E.

Jacobs Group, Inc. or its designated Affiliate shall receive at least "equal billing" in relation to any reference to CBL or any Affiliate and in no less prominent typeface or positioning within the material or communication, and any reference to CBL or any Affiliate shall be accompanied by a reference to The Richard E. Jacobs Group, Inc. or its designated Affiliate that meets the foregoing requirements.

     18.19 Estoppel Certificates. Each Member shall, at any time and from time to time upon not less than 15 Days' prior written request by another Member, execute and deliver to the Member making such request a written certificate stating whether: (i) this Agreement is in full force and effect; (ii) this Agreement has been modified or amended and, if so, identifying and describing each and every such modification or amendment; and (iii) to the best knowledge of the Member executing said certificate, whether: (A) any facts or circumstances exist that, with the passage of time, the giving of any required notices, or both, would constitute a default hereunder, or (B) any uncured default then exists on the part of any Member under this Agreement and, if so, specifying the nature and extent of such facts, circumstances, or default (as the case may be), including those which may give rise to offsets, defenses and counterclaims. The obligations set forth in this Section 18.19 shall apply only to matters known to the certifying Member. Any such certificate may be relied upon by the Member requesting same, but only to the extent that such Member is without knowledge to the contrary. A Member who executes such a certificate shall not be liable for any erroneous statements contained therein, provided that such statements shall have been made in good faith and that any such errors were unintentional.

     18.20 Legal Counsel. The parties hereto acknowledge that the law firm of Shumacker Witt Gaither & Whitaker, P.C. ("SWGW"), legal counsel to CBL, may act as legal counsel to the Company following the execution of this Agreement and with respect to matters concerning the Company and CBL as a Member, and with respect to the Project. Likewise, the parties agree that Thompson Hine LLP ("TH"), legal counsel to JG, may serve as legal counsel to the Company following the execution of this Agreement and with respect to matters concerning the Company and JG as Members, and with respect to the Project. Each Member does hereby waive any conflict of interest that such counsel may have or be deemed to have when representing the Company, CBL or JG as to any matter that does not involve a dispute between the Members. In any such dispute between the Members, the Members acknowledge that SWGW may represent CBL and TH may represent JG unless applicable ethics rules prevent SWGW and/or TH from acting in such capacities and each Member does hereby waive any conflict of interest that such counsel may have or be deemed to have as the result of that representation. Each Member may from time to time designate additional or alternative counsel to such Member for the purposes of this Section 18.20, and the foregoing waivers, subject to the foregoing limitations and exceptions, shall also apply as to such additional or alternative counsel.

                                   ARTICLE XIX

                         REPRESENTATIONS AND WARRANTIES

     19.01 Representation of CBL. CBL hereby represents to JG and to the Company as of the date hereof that:

     (a) Organization. (i) CBL is a limited liability company, existing and in good standing under and by virtue of the laws of the State of Florida;

          (ii) That the Persons executing this Agreement on behalf of CBL are duly elected, qualified and acting as its officers or general partners (as the case may be).

     (b) Authority. (i) That all actions and resolutions, whether partnership, corporate or otherwise, necessary to authorize CBL to enter into this Agreement have been taken and adopted;

          (ii) That all consents by third Persons which CBL is by the terms of its agreements, if any, with any such third Persons, required to obtain prior to its execution of this Agreement have been so obtained by CBL;

          (iii) That CBL has, and the Persons executing this Agreement on their behalf have, all requisite power and authority and has (have) been duly authorized to enter into this Agreement;

          (iv) That this Agreement has been duly executed on CBL's behalf;

          (v) That CBL has full right and lawful authority to enter into and perform its covenants and obligations under this Agreement for the full term hereof, and has full right and lawful authority to make its representations and warranties hereunder; and

          (vi) That upon execution of this Agreement by each party hereto, this Agreement will constitute the legal, valid and binding obligation of CBL and will be enforceable against it and its successors and assigns in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, moratorium, or other similar laws affecting a creditor's rights and remedies or the relief of debtors generally at the time in effect, (B) the discretion of the court before which any proceeding involving the same may be brought, and (C) equitable principles at the time in effect limiting the remedy of specific performance.

     (c) Conflict. Neither the execution, delivery or performance by CBL of this Agreement or the transactions contemplated hereby will conflict with, or will result in a breach of, or will constitute a default under, (i) any agreement or instrument by which CBL or any of its Affiliates may be bound or (ii) any judgment, statute, rule, law, order, decree, writ or injunction of any court or Governmental Authority applicable to CBL or any of its Affiliates and/or its or their respective property and assets for which consent has not been obtained.

     19.02 Representations of JG. JG hereby represents to CBL and to the Company as of the date hereof that:

     (a) Organization. (i) JG is a limited liability company, organized, existing and in good standing under and by virtue of the laws of the State of Ohio;

          (ii) That the Person(s) executing this Agreement on JG's behalf are duly elected, qualified and acting as its officer(s), manager(s) or member(s) (as the case may be).

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


     (b) Authority. (i) That all actions and resolutions, whether partnership, corporate or otherwise, necessary to authorize JG to enter into this Agreement have been taken and adopted;

          (ii) That all consents by third Persons which JG is, by the terms of their agreements, if any, with any such third Persons, required to obtain prior to their execution of this Agreement have been so obtained by JG;

          (iii) That JG has, and the Persons executing this Agreement on its behalf have, all requisite power and authority and has (have) been duly authorized to enter into this Agreement;

          (iv) That this Agreement has been duly executed on behalf of JG;

          (v) That JG has full right and lawful authority to enter into and perform its covenants and obligations under this Agreement for the full term hereof, and has full right and lawful authority to make JG's representations and warranties hereunder; and

          (vi) That upon execution of this Agreement by each party hereto, this Agreement will constitute the legal, valid and binding obligation of JG and will be enforceable against JG and its successors and assigns in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, moratorium, or other similar laws affecting a creditor's rights and remedies or the relief of debtors generally at the time in effect, (B) the discretion of the court before which any proceeding involving the same may be brought, and (C) equitable principles at the time in effect limiting the remedy of specific performance.

     (c) Conflict. Neither the execution, delivery or performance by JG of this Agreement or the transactions contemplated hereby will conflict with, or will result in a breach of, or will constitute a default under, (i) any agreement or instrument by which JG or any of its Affiliates may be bound or (ii) any judgment, statute, rule, law, order, decree, writ or other judgment, statute, rule, law, order, decree, writ or injunction of any court or Governmental Authority applicable to JG or any of its Affiliates and/or their respective property and assets for which consent has not been obtained.

     19.03 Survival of Representations and Warranties. All representations and warranties contained in this Agreement will be effective on the date of this Agreement and shall survive until the termination of this Agreement in accordance with its terms.


                                   ARTICLE XX

                               DEFAULT PROVISIONS

     20.01 Events of Default. A Member is in default or breach (each a "Default") hereunder if:

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     (a) Monetary Defaults.  CBL fails to make a CBL Mandatory  Contribution per this Agreement within the time parameters, including applicable cure periods, set forth in Section 11.01;

     (b) Bankruptcy. Such Member or any Affiliate of such Member that has provided an Affiliate Loan Guarantee shall (i) voluntarily commence any proceeding or file any petition for liquidation (a liquidating Chapter 11 bankruptcy) or a petition for a Chapter 7 bankruptcy, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of such petition, (iii) apply for or consent to the appointment of a receiver, custodian, sequestrator or similar official for such Member or Affiliate or for a substantial part of any of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability, or fail generally to pay its debts as they become due, or (vii) take corporate or partnership action for the purpose of effecting any of the foregoing;

     (c) Insolvency. Any involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction, and in either case shall continue undismissed for one-hundred eighty (180) Days or an order or decree approving or ordering any of the following shall continue unstayed and in effect for one-hundred eighty (180) Days, seeking (i) relief in respect of such Member or any Affiliate of such Member that has provided an Affiliate Loan Guarantee or of a substantial part of any of its property or assets, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Member or Affiliate, or for a substantial part of any of its property or assets or (iii) the winding-up or liquidation of such Member or Affiliate;

     (d) Seizure of Assets. All or substantially all of such Member's assets, or the assets of an Affiliate of such Member that has provided an Affiliate Loan Guarantee, or such Member's Membership Interest, or any part of such Member's Membership Interest is assigned following their attachment, execution or other judicial seizure thereof;

     (e) Transfers. Either: (i) an assignment prohibited by Article XVI occurs with respect to such Member and such assignment or other transaction is not rescinded within ninety (90) Days after the non-assigning Member gives written notice to the assigning Member specifying such default; or (ii) an indirect transfer of a Member's equity interests occurs other than as permitted in
Article XVI and such assignment is not rescinded within ninety (90) Days after the non-assigning Member gives written notice to the Member whose equity interests were assigned specifying such default; or (iii) an assignment otherwise permitted by Article XVI occurs or is attempted with respect to such Member but such assignment or the assignee thereof fails to comply with or violates the provisions of Article XVI with respect to such assignment, i.e., the failure to observe the requirements set forth in Section 16.06 above, and such failure or violation is not corrected within ninety (90) Days after a non-assigning Member gives written notice to such assigning Member specifying such default;

     (f) Dissolution or Incapacity. A Member dissolves or causes itself to be dissolved (unless prior to or simultaneous with such dissolution, a successor acquires such Member's entire Membership Interest in an assignment permitted under Article XVI) or a court of competent jurisdiction determines that a Member is completely and totally unable to perform its duties and obligations under this Agreement;

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

     (g) Breach of Representation or Warranty. Any material breach by a Member of any representation or warranty set forth in Article XIX above and such breach is not corrected within ninety (90) Days after the Non-Defaulting Member delivers to the Defaulting Member a written notice specifying the breach of representation or warranty; and

     (h) Other Material Default. Except as to specific defaults or breaches set forth in this Section 20.01 other than in this Section 20.01(h) , a breach of or default under any other material provision of this Agreement which is to be observed or performed by such Member, or by an Affiliate of such Member under any Affiliate Loan Guarantee, occurs and remains uncured for more than thirty
(30) Days after the Company gives written notice to the Defaulting Member specifying such default; except that, if the breach or default being claimed is a breach or default by an Affiliate of a Member in the performance of its duties under any Affiliate Loan Guarantee, the other Member(s) may give written notice to the Defaulting Member claiming such breach or default, and the Defaulting
Member shall have thirty (30) Days within which to either cure or cause its Affiliate to cure the breach or default or contest the breach or default; and except that, if the breach or default being claimed is a breach or default by a Member in the performance of its duties as a Member, the other Member(s) may give written notice to the Defaulting Member claiming such breach or default and the Defaulting Member shall have one-hundred twenty (120) Days within which to either cure the breach or default or contest the breach or default; and except that, if the breach or default being claimed is a breach or default by JG under
Section 6.02 above or by CBL under Section 6.03 above, the other Member(s) may give written notice to the Defaulting Member claiming such breach or default, and the Defaulting Member shall have sixty (60) Days (thirty (30) Days in the case of a breach or default under Section 6.03(b) above within which to either cure the breach or default or contest the breach or default.

A Member in Default hereunder is referred to as the "Defaulting Member". The Member(s) who are not in Default are herein sometimes referred to as the "Non-Defaulting Member(s)." Additionally, a Default by a Defaulting Member shall be deemed a Default by the Affiliate of such Defaulting Member who may be a Member of the Company. For purposes hereof, a "Default" shall not be deemed to occur so as to trigger the remedies set forth below until the expiration of any applicable notice, grace and cure periods.

     20.02 Remedies Upon Default. In the event of the occurrence of a Default, the Defaulting Member shall, pursuant to Section 20.04 below, cease to have any approval rights with respect to the Company, except for the Default Approval Rights defined in Section 20.04, until the Default has been cured by the Defaulting Member, and the Non-Defaulting Member(s) shall have the right to exercise the following remedies as their exclusive remedies for the particular type of Default:

     (a) For Defaults described in Section 20.01(a),  20.01(b),  (c), (d) and/or
(f), the sole remedy to the  Non-Defaulting  Member(s)  shall be as set forth in
Section 20.03;

     (b) For Defaults described in Section 20.01(e), the exclusive remedies to the Non-Defaulting Member(s) shall be an action for injunctive relief and/or money damages;

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

     (c) For Defaults described in Section 20.01(g), the sole remedy to the Non-Defaulting Member(s) shall be an action for money damages;

     (d) For Defaults described in Section 20.01(h) involving any claim of breach or default by the Managing Member in its capacity as the Managing Member in the performance of its duties, the Non-Defaulting Members may replace the Managing Member after the notice and cure periods and other procedures set forth in Section 20.01(h) have expired and/or a determination has been made that the Managing Member has failed to perform its duties as Managing Member and the Managing Member has not contested such determination, and in the event of any such replacement, JG shall assume the role as Managing Member and CBL shall assume the role of JG in the management of the affairs and business of the Company (other than JG's role under Section 6.02); and

     (e) For Defaults described in Section 20.01(h) involving any claim of breach or default by a Member, other than the Managing Member in its capacity as the Managing Member, in the performance of its duties, the Defaulting Member shall lose all approval rights except Default Approval Rights as set forth in
Section 20.04 after the notice and cure periods and other procedures set forth in Section 20.01(h) have expired and/or a determination has been made that such Defaulting Member has failed to perform its duties as a Member and such
Defaulting Member has not contested such determination and any duties or responsibilities of such Defaulting Member may be undertaken by the Non-Defaulting Members.

     20.03 Purchase Upon Default.

     (a) Reasons for Granting Option to Purchase. To more fully protect the Members against certain Defaults of other Members as set forth in Section 20.02 above where such Defaults provide for the remedy set forth in this Section 20.03, each Member hereby grants to the other Members that are not its Affiliate (which grantee shall be JG if CBL were the Defaulting Member, and which grantee shall be CBL if JG were the Defaulting Member, and which grantee would include any other Affiliates of JG or CBL, respectively, if either of JG or CBL had transferred all or a portion of its Membership Interests to Affiliates pursuant to exempt transfers under Section 16.03 above) (the "Non-Affiliated Members") and are not in default hereunder the right and option to purchase the entire Membership Interest of the Defaulting Member and its Affiliates, if any, upon the occurrence of a Default by the Defaulting Member and/or its Affiliate(s) and the failure of the Defaulting Member to cure the Default within the applicable cure period, if any, provided in Section 20.01 above on and subject to the terms and conditions set forth in this Section 20.03. Once said option has been exercised, the Non-Affiliated Members shall have the right to complete the purchase pursuant to its exercise of said option regardless of any potential or actual detriment that exercising such option may cause the Defaulting Member; provided, however, that the Defaulting Member may cure the Default that gave rise to said option to purchase and pay all of the Non-Affiliated Members' costs, expenses and reasonable attorney's fees incurred in connection therewith, at any time prior to the required date of closing, in which event the Non-Defaulting Member shall not have the right to purchase the Membership Interests of the Defaulting Member and its Affiliates, if any, pursuant to this
Section 20.03 with respect to such Default.

     (b) Exercise of Option. If the Non-Affiliated Members shall at any time desire to purchase the entire Membership Interest of a Defaulting Member and its


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Affiliates,  if  any,  when  allowed  so to do as the  result  of  circumstances triggering the use of this Section 20.03, they may exercise said right and option to purchase a Defaulting Member and its Affiliates' entire Membership Interest by giving written notice to all Members unequivocally stating that they exercising such right and option (said notice is hereinafter referred to as the "Exercise Notice"). Except as provided in the immediately following sentence of this Section 20.03(b), the purchase price for said Defaulting Member and its Affiliates' entire Membership Interest (said amount being hereinafter referred
to  as  the  "Default   Purchase  Price")  shall  be  an  amount  equivalent  to
seventy-five percent (75%) of the value of the Defaulting Member and its Affiliates' Membership Interest computed by utilization of the Appraisal Procedure set forth on Exhibit D, with such Appraisal Procedure being used to determine the Appraised Value of the Project and the resulting value of a Member's Membership Interest as set forth on Exhibit D (the "Default Formula Price"). If the Appraised Value of the Project as so determined, net of any outstanding Constructions Loans and/or Permanent Financing/Refinancing, is less than the sum of all unreturned Initial Capital Contributions, Mandatory Contributions and Non-Required Contributions of the Members and accrued and unpaid Interest/Return thereon, the Default Purchase Price shall be the greater of (i) the Default Formula Price and (ii) an amount equal to the amount that would be distributed to the Defaulting Member and its Affiliates upon a Capital Events Distribution in an amount equal to the Appraised Value of the Project as so determined, net of any outstanding Constructions Loans and/or Permanent Financing/Refinancing. The Default Purchase Price, as determined under the two immediately preceding sentences, shall be adjusted pursuant to the provisions of
Section 20.06 below. Said purchase shall be on the terms and pursuant to the procedures set forth herein and the closing of said transaction shall take place in accordance with the provisions of Section 20.06 below. If Non-Affiliated Members do not exercise said right and option in the manner and within the time aforesaid, the Non-Affiliated Members shall be deemed to have waived said right and option to purchase, but only as to the specific default giving rise to said right and option to purchase, and not others, and the Non-Affiliated Members shall continue to have and enjoy the right and option to so purchase created under and by virtue of this Article XX in all other, further and/or subsequent cases to which this Section 20.03 applies. As between the Non-Affiliated Members, they shall have the right to purchase the Defaulting Member and its Affiliates' entire Membership Interest in proportion to their Profits Interests but without the inclusion of the Defaulting Member and its Affiliates' Profits Interests and if one or less than all Non-Affiliated Members do not desire to purchase the Defaulting Member and its Affiliates' Membership Interest, the Non-Affiliated Members so desiring to purchase shall have the right to purchase the entire (but no fractional portion of the) Membership Interest of the Defaulting Member.

     (c) Expenses. All reasonable fees, costs and expenses of the appraisers and otherwise associated with the Appraisal Procedure and the purchase of the Defaulting Member and its Affiliates' Membership Interest shall be the responsibility of and shall be paid by the Defaulting Member.

     (d) Membership Interest Will be Acquired by Non-Affiliated Members for the Default Purchase Price. It is the intention and express agreement of the Members that if a default shall occur hereunder to which this Section 20.03 applies, the Non-Affiliated Members shall have the right to purchase the Membership Interest of a Defaulting Member and its Affiliates, if any, for the Default Purchase Price and shall not (directly, indirectly, contingent or otherwise) be obligated to pay more than the Default Purchase Price, as determined in accordance with this Agreement, in order to acquire the Membership Interest of the Defaulting


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Member and its Affiliates, if any, regardless of whether the aggregate amount of the indebtedness, obligations and/or liabilities secured by any liens or encumbrances on such Membership Interest exceeds the Default Purchase Price determined under this Agreement.

     20.04 Default Approval Rights; Loss of Approval Rights on Defaults.

     The Members agree that a Defaulting Member shall forfeit its rights to approve Company decisions and activities during the pendency of a Default until such time as the Default is cured but subject to the provisions of this Section
20.04. Notwithstanding any provision in this Section 20.04 to the contrary, a Member shall retain its rights (herein, the "Default Approval Rights") under this Agreement to approve the following actions regardless of any default by such Member:

          (i) The filing of bankruptcy or the filing for the appointment of a receiver for the assets of the Company;

          (ii) Dissolution or termination of the Company;

          (iii) Except as set forth in a Pro Forma and/or an Operating Budget as required funding from the Members, the entering into any contract or agreement, including guarantees, that creates liability of the Defaulting Member beyond its contributions to the Capital of the Company or that requires the guarantees of the Defaulting Member or its Affiliates; or

          (iv) Except for typographical errors or corrections or the amendment of Exhibit B to reflect changes to the information set forth thereon in accordance with this Agreement, the amendment or modification of this Agreement.

     20.05 Attorney's Fees. Except as otherwise provided herein, if (i) any party fails to perform any of its obligations under this Agreement, or (ii) any litigation is commenced between the parties concerning any provision of this Agreement or any rights or duties of any person relative thereto, or (iii) any party institutes any proceeding in any bankruptcy or similar court which has jurisdiction over any party (or any or all of its property or assets), the non-defaulting party or party prevailing in such litigation, or the non-bankrupt party (as the case may be) shall be entitled, in addition to damages and such other and further relief as may be granted, to all costs incurred in enforcing and defending its rights and remedies under this Agreement, including but not limited to attorney's fees, out-of-pocket costs and expenses, and court costs, together with interest on the foregoing from the date same are incurred until fully repaid at a rate equal to the Interest/Return, or such lesser rate of interest as may from time to time be the maximum rate of interest which may, under the circumstances, be charged under applicable law.

     20.06 Closing.

     (a) Closing Terms. This Section 20.06 sets forth and will govern the procedures, terms and conditions pursuant to which a Member selling its Membership Interest (the "Selling Member") will be transferred to a Member purchasing the Selling Member's Membership Interest (the "Purchasing Member") pursuant to Section 20.03.

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

     (b) Purchase Price. As used herein, the term purchase price shall mean in the case of a transfer pursuant to Section 20.03, the Default Purchase Price, as the same may be increased or decreased pursuant to the provisions of this
Section 20.06.

     (c) Default Purchase Closing Date and Place. The closing of the purchase/sale of a Member's Membership Interest pursuant to Section 20.03 and this Section 20.06 shall be held at the principal office of the Company on a business Day that is determined by the Purchasing Member, but in any event unless the closing is delayed through no fault of the Purchasing Member, no later than thirty (30) Days following the date of the Exercise Notice; provided, however, in the event that the closing of such purchase/sale has not occurred by the date that is one-hundred eighty (180) Days following the date of such Exercise Notice and such delay or failure to close is not the result of any action or inaction of the Selling Member and the Selling Member is otherwise ready and willing to close and/or the delay or failure to close is not the result of any court action or inaction or restraining order or injunction, then such failure to close within such time parameter shall be deemed a waiver of the Purchasing Member's rights to purchase the Selling Member's Membership Interest by reason of the Default that triggered the Purchasing Member's rights under
Section 20.03 above. Such waiver shall not, however, be deemed to be a waiver of any other Default that may exist at the time or that may occur thereafter. The date determined in accordance with the foregoing provisions for closing of any transaction to which this Section 20.06 is applicable is hereinafter referred to as the "Default Purchase Closing Date".

     (d) Payment;  Escrow.  On the Default  Purchase  Closing Date,  the Default
Purchase Price may be deposited in good federal funds that are immediately available at the place of closing in escrow with the title company involved with the transaction or with either Purchasing Member's or Selling Member's counsel.

     (e) Title. Title to the Selling Member's Membership Interest shall be transferred free and clear of all liens and encumbrances (and the possibility thereof) of every nature and description whatsoever.

     (f) Selling Member's Default. If a Selling Member shall fail or refuse to complete a transfer after the Purchasing Member becomes obligated to purchase pursuant to Section 20.03, as the case may be, the Purchasing Member may, at its option, elect to pursue any and all rights and remedies under this Agreement, at law, in equity, or otherwise against the Selling Member. Furthermore, each Member takes cognizance of the fact that a breach of the Selling Member's obligations under Section 20.03, as the case may be, may cause irreparable injury to the business and property of the Purchasing Member, and that there are inadequate remedies available at law to redress such injury. Consequently, the Purchasing Member shall have the right to seek and obtain specific performance of the obligations of the Selling Member that arise under this Article XX (as well as any collateral obligations under other provisions of this Agreement, at law, in equity, or otherwise). The foregoing provisions shall not be construed to preclude, restrict or limit any other or further rights or remedies that the Purchasing Member may have under this Agreement, at law, in equity, or otherwise.

     (g) Adjustments. On the Default Purchase Closing Date, the following adjustments shall be made to the Default Purchase Price and the following disbursements shall be made from the escrow by the escrow holder:

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

          (i) the aggregate amount of all amounts owed by the Selling Member and its Affiliates to the Company, including accrued and unpaid interest thereon, shall be subtracted from the Default Purchase Price; and

          (ii) the aggregate amount of all liens of a definite and ascertainable amount upon the Membership Interest of the Selling Member shall be deducted in determining the Default Purchase Price.

     (h) Costs. In the event of a transfer pursuant to the provisions of Section 20.03, all title charges, recording fees, transfer taxes, and other fees, costs and expenses of the purchase, sale and transfer of the Membership Interest shall be charged to and paid in cash by the Selling Member through the escrow on the Default Purchase Closing Date.

     (i) Payment. On the Default Purchase Closing Date, that portion of the Default Purchase Price that is held in escrow after the adjustments, payments and disbursements that are described in Section 20.06(g) and (h) (hereinafter referred to as the "Payment Amount") shall be disbursed to the Selling Member in immediately available Federal funds through the escrow, except that if the Payment Amount is a negative amount, the Selling Member shall pay such amount to the Purchasing Member in immediately available Federal funds through the escrow on the Default Purchase Closing Date. If the Selling Member fails to pay such amount, the Purchasing Member may elect to complete its purchase of the Selling Member's Membership Interest and the amount owed by the Selling Member shall accrue interest from the date of transfer until all principal and accrued interest is paid in full at a rate equal to the Interest/Return plus five percent (5%) but not in excess of the maximum amount allowable under applicable law.

     (j) Transfer of Title. On the Default Purchase Closing Date:

          (i) the Selling Member shall, simultaneously with the payment of the Payment Amount (or if a negative number, at the time same would be payable if it was a positive number) sell, assign and transfer the Selling Member and its Affiliates' entire Membership Interest to the Purchasing Member by written assignment containing (A) a warranty of the Selling Member's authority, (B) a special or limited warranty of title against the Selling Member's own acts, and (C) confirmation of the provisions set forth in Section 20.06(i); and

          (ii) the Purchasing Member shall, simultaneously with its receipt of the assignment referred to in this Section 20.06(j), execute an agreement whereby it accepts such assignment and assumes the obligations of the Selling Member under this Agreement with respect to the Membership Interest of the Selling Member that the Purchasing Member is acquiring; and

          (iii) all other Members shall simultaneously with the events described in Sections 20.06(j)(i) and (ii), agree in writing to and shall consent to such assignment and the transactions effected thereby.

     All such documents of assignment, acceptance, assumption, consent and confirmation shall be in form and substance reasonably satisfactory to the Purchasing Member, and shall be duly executed by all Members required to execute same in recordable form.

                                   ARTICLE XXI

               APPOINTMENT OF MANAGING MEMBER AS ATTORNEY-IN-FACT

     21.01 Appointment. Each Member hereby irrevocably constitutes and appoints the Managing Member as such Member's true and lawful attorney-in-fact with full power and authority in said Member's name, place and stead for the limited purposes of executing, acknowledging, delivering, swearing to, filing and recording at the appropriate public office such documents as may be necessary or appropriate to carry out the provisions of this Agreement, as follows:

          (i) All certificates and other instruments (including counterparts of this Agreement), and any amendment thereof, which the Managing Member deems appropriate to qualify or continue the Company as a limited liability company in any jurisdiction in which the Company may conduct business;

          (ii) All instruments which the Managing Member deems appropriate to reflect a change or modification of this Agreement approved by the Members in accordance with the terms of this Agreement; and

          (iii) All instruments, documents, consents and agreements, financing statements, security agreements, and continuation statements which the Managing Member deems appropriate or necessary to effect and consummate any decision that the Managing Member is authorized to make under this Agreement and any decision unanimously approved or deemed unanimously approved by the Members if such approval is necessary pursuant this Agreement.

     21.02 Survival. The appointment by all Members of the Managing Member as their attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Members under this Agreement will be relying upon the power of the Managing Member to act as contemplated by this Agreement in any filing and other action on behalf of the Company and shall survive the bankruptcy, death, dissolution, disability or incompetence of any Member hereby giving such power or the transfer or assignment of all or any part of the Membership Interest of such Member; provided, however, that in the event of the transfer by a Member of all or any part of said Member's Membership Interest, the foregoing power of attorney of a transferor Member shall survive such transfer only until such time as the transferee shall have been admitted to the Company as a Member and has, among other things contained herein, agreed to appoint the Managing Member as its attorney-in-fact as provided in this Article XXI, and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date and year first written above.


                                 JG GULF COAST MEMBER LLC
                                 By: /s/ Judson E. Smith
                                    --------------------------
                                      Judson E. Smith
                                      Executive Vice President

                                 CBL/GULF COAST, LLC

                                 By: CBL & Associates Limited Partnership,
                                          its sole member and chief manager

                                 By:  CBL Holdings I, Inc.,
                                          its sole general partner

                                 By:  /s/ John N. Foy
                                     -------------------------
                                      John N. Foy
                                      Vice Chairman and Chief Financial Officer

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                    EXHIBIT A

                         Description of the Real Estate

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.


                                    EXHIBIT B


Members

                                            Profits           Initial Capital
Name, Address                               Interest          Contribution

JG Gulf Coast Member LLC
c/o The Richard E. Jacobs Group, Inc.       50%                        $0.00
25425 Center Ridge Road
Cleveland, Ohio 44145-4122
Attention: President
(440) 808-6903 (telefax)

with a copy to:
General Counsel
The Richard E. Jacobs Group, Inc.
25425 Center Ridge Road
Cleveland, Ohio 44145-4122
(440) 808-6903 (telefax)
------------------------------------------------------------------------------

CBL/Gulf Coast, LLC                         50%                $40,334,978.00
2030 Hamilton Place Boulevard
Suite 500, CBL Center
Chattanooga, Tennessee  37421
Attention:  Charles B. Lebovitz
(423) 490-8662 (telefax)

with a copy to:

Jeffery V. Curry, Esq.
Shumacker Witt Gaither & Whitaker, P.C.
2030 Hamilton Place Blvd.
Suite 210, CBL Center
Chattanooga, Tennessee  37421
(423) 899-1278 (telefax)

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                    EXHIBIT C

                                 FEES TO MEMBERS


The following fees shall be paid to JG and CBL or their Affiliates, as so designated:

JG FEES

Construction Management Fee - for services of JG and/or its Affiliates in the construction management of Phase One, a Construction Management Fee of $500,000. The Construction Management Fee shall be paid in such amount as reflected in the Phase One Pro Forma.

CBL FEES

Construction Management Fee - for services of CBL and/or its Affiliates in the construction management of Future Phases, a Construction Management Fee of three and 34/100 percent (3.34%) of the construction costs set forth in the approved Pro Forma for such Future Phase, plus, as to each Future Phase for which EMJ serves as general contractor, a further fee to be paid to EMJ of one and three-quarter percent (1.75%) of the construction costs set forth in the approved Pro Forma for such Future Phase. The referenced Construction Management Fees shall be paid as set forth in the approved Pro Forma for each Future Phase.

Management Fee - for services of CBL or its Affiliate pursuant to CBL's asset/financial management responsibility for the Project, CBL or its Affiliate shall receive an amount equal to three percent (3%) of the "Project Income" as hereinafter defined, from the grand opening of Phase One until the earlier of the termination of this Agreement or the termination of CBL or its Affiliate as the Property Manager pursuant to the Property Management Agreement. The entitlement of CBL or its Affiliate to the Management Fee described herein shall be further outlined and subject to the terms of the Property Management Agreement.

Leasing Fees -for services of CBL or its Affiliate pursuant to CBL's leasing responsibility for the Project, CBL or its Affiliate shall receive the following:

         A. With respect to each tenant who executes a renewal lease after the expiration of its initial lease, including the expiration of any options to extend such lease, which renewal lease has a term of at least three (3) years, an amount equal to Two Dollars ($2.00) per square foot of said tenant's space, payable upon the date the such tenant is open and paying rent;

         B. With respect to the replacement of any tenant (other than an Anchor) with another tenant, an amount equal to Four Dollars ($4.00) per square foot of said tenant's space, payable upon the date the such tenant is open and paying rent;

         C. With respect to the replacement of an Anchor with another Anchor or replacement tenant(s) and/or upon the addition of an Anchor to a phase of the Project after the grand opening of such phase, an amount equal to Two Dollars ($2.00) per square foot of said Anchor's or replacement tenant(s)' space in the Project, payable (i) for leases, upon the date the such Anchor or replacement tenant(s) is/are open and paying rent and (ii) for non-lease transactions where the Anchor owns its space, upon the date such Anchor is open;

         D. With respect to each temporary tenant in the Project who executes an occupancy agreement, as defined below, an amount equal to ten percent (10%) of the rent generated from said occupancy agreement, payable on full execution of the license agreement with such licensee. The term "occupancy agreement" shall mean a lease or license to occupy space in the Project that has a term of one year or less and the term "rent" shall mean only the minimum annual rent and percentage rent paid by the tenant.

         E. With respect to each sponsorship or co-branding transaction at or relating to the Project (other than such sponsorship(s) with the Coca Cola company or other soft-drink companies and their respective affiliates and/or affiliated or unaffiliated bottlers regarding the placement of vending machines in the common areas of the Project for which the Members agree no sponsorship fee shall be paid by the Company), an amount equal to five percent (5%) of the gross revenues generated by such sponsorship or co-branding transaction, payable on full execution of the sponsorship or co-branding agreement (as to the portion of such gross revenues paid upon such execution) and monthly as to gross revenues paid during the term of such sponsorship or co-branding agreement.

The entitlement of CBL or its Affiliate to the Leasing Fees described herein shall be further outlined and subject to the terms of the Property Management Agreement

Outparcel and Pad Sales/Lease Fees - for services of CBL in selling or ground leasing Outparcels and pads, a fee of five percent (5%) of the sales price on a sale of an Outparcel or pad, payable on the closing of such sale, or five percent (5%) of the ground lease value on any ground lease of an Outparcel or pad, payable one-half (1/2) on the full execution of the ground lease and one-half (1/2) on the date the ground lessee is open and paying rent. The "ground lease value" shall be the sum of the annual rent to be paid over the greater of (i) ten years or (ii) term of the ground lease (but in no event more than twenty years).

Financing Fee - for services of CBL in the placement of Permanent Financing/Refinancing on behalf of the Company, CBL shall receive a fee equal to twenty-five hundredths percent (.25%) of the amount of such Permanent Financing/Refinancing. The Financing Fee shall be paid at the closing of such Permanent Financing/Refinancing.

DEFINITIONS

"Project Income"- subject to the exceptions noted below, shall mean (i) all revenue derived from the Project on a cash basis, including without limitation,
(A) all minimum rents, (B) percentage rents, if any, (C) license fees paid by licensees and ninety-five percent of sponsorship income, (D) receipts from public telephones, storage lockers, vending machines, (E) stroller and other equipment rentals, (F) advertising revenues, (G) gift card or gift certificate sales revenues, and (H) interest on tenant security deposits unless such interest is required to be paid to such tenants; and (ii) payments by tenants for utilities, insurance, real estate taxes, common area maintenance and operating expenses but, with respect to such payments, only to the extent that there is a profit (i.e., an excess of such payments over the actual costs paid/recovered) generated therefrom to the Company. Project Income shall not include proceeds from the Construction Loan and Permanent Financing/Refinancing; proceeds from settlement of fire/casualty losses (except for such proceeds from loss of rents insurance), condemnation proceeds, sales of outparcels and other peripheral property, or items of a similar nature.

ADDITIONAL FEES, LIMITATIONS AND CERTAIN THIRD-PARTY FEES

     The Members may be entitled to other fees pursuant to the terms of the Property Management Agreement and any consulting agreements or other agreements that may be entered into between the Company and such Member or its Affiliates subject to the provisions of Section 5.03 of this Agreement.

     The Members agree that, except as may be provided in the Phase One Pro Forma or any other approved Pro Forma, there shall be no Leasing Fees or leasing expenses for the initial lease-up of particular phases of the Project. Likewise, any in-house costs a Member may incur during a Development Period for any particular phase of the Project, including but not limited to travel costs and personnel costs, shall not be reimbursed by the Company to such Member. The Members shall bear their own legal fees and other costs for the negotiation and entering into of this Agreement and the Company shall not reimburse any Member for any costs or expenses incurred by such Member or its Affiliates prior to the date of this Agreement. No fee or compensation shall be paid by the Company to any Member or its Affiliates on the placement of any Construction Loan. Except for the Construction Management Fee to be paid to JG and CBL as set forth above, no additional fees or compensation shall be paid by the Company to any Member or its Affiliates for the performance of construction management services.

     Except as set forth below, any fees, commissions or compensation owed to CB Richard Ellis with respect to services rendered by CB Richard Ellis prior to the date of the Letter Agreement shall be paid by JG or its Affiliates. Fees, commissions or compensation that are owed to a third-party broker, consultant or similar entity with respect to (i) the sale of a portion of the Real Estate to Target; and/or (ii) the lease of a portion of the Real Estate to Staples shall be assumed by and paid by the Company.

3

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                    EXHIBIT D

                               APPRAISAL PROCEDURE

     Procedure for Appraisals. For purposes of determining the appraised value of the Project pursuant to this Agreement, the following procedure (the "Appraisal Procedure") shall be followed:

     (a) The Member initiating this Appraisal Procedure shall, in a written notice to the other Members, set forth the name, business address and phone number of an appraiser having the qualifications set forth in Section (b) below who has accepted said Member's appointment and agreed to act as said Member's appraiser hereunder in accordance with this Appraisal Procedure. The other
Members who, pursuant to the provisions of Section, are responsible for appointment of the second appraiser, shall, in a written notice to the initiating Member given not less than fifteen (15) Days after receipt of the said notice from the initiating Member, set forth the name, business address and telephone number of an appraiser having the qualifications set forth in Section
(b) below who has accepted said Member's(s') appointment and agreed to act as the second appraiser hereunder in accordance with this Appraisal Procedure. The two appraisers so appointed shall appoint, and give each of the Members written notice of the name, business address and telephone number of, a third appraiser having the qualifications set forth in Section (b) below.

     (b) Each appraiser shall, in all events, be independent and disinterested. All appraisers shall be members in good standing of the American Institute of Real Estate Appraisers ("AIREA") and shall have at least five years experience in appraising first class shopping centers that are similar to the Project and that are in the same general geographic area as the Project. Each appraiser shall appraise the Project on an "as is" basis.

     (c) (i) CBL and the Accountants shall, promptly upon request of any appraiser appointed pursuant to the provisions of this Section, furnish all such appraisers with any financial or other information in their possession relative to the Project that is reasonably requested by such appraiser.

          (ii) Each of the three appraisers, acting independently of each other, shall, within sixty (60) Days after appointment of the last required appraiser, submit to the Members a written appraisal report that has been prepared in accordance with the provisions hereof stating his or her opinion as to the fair market value as of the relevant date. After all three appraisers have submitted written appraisal reports as aforesaid, they shall meet and reevaluate their appraisals and, if they agree on a single appraised fair market value within seventy-five (75) Days after appointment of the last required appraiser, such single appraised fair market value shall be the Appraised fair market value of the Project and is hereinafter referred to as the "Appraised Value." If the appraisers are unable to agree on a single appraised fair market value within such seventy-five (75) Day period, then the "Appraised Value" shall be deemed to be the arithmetic average of the three appraised fair market values originally submitted, provided, however, that, if any of the appraised fair market values are more than five percent (5%) greater or less than the median value of the three appraised fair market values, such appraised fair market values shall be disregarded, and the Appraised Value shall be deemed to be the arithmetic average of the remaining two fair market values originally submitted, and, if two of the three appraised fair market values are five percent (5%) greater or less than the median value of the three appraised fair market values, both shall be disregarded and the appraised fair market value that is not so disregarded shall be taken as the Appraised Value. If the Appraisal Procedure is being utilized for purposes of establishing the value of a Member's Membership Interest, the Appraisal Procedure shall be utilized to establish the Appraised Value of the Project, and fifty percent (50%) of the Appraised Value of the Project shall be deemed the value of the Membership Interests (collectively if applicable, i.e., if JG has assigned a portion of its Membership Interest to Affiliates pursuant to transfers permitted by Article XVI) of JG and CBL.

          (iii) Any determination of appraised fair market value and Appraised Value pursuant to this procedure shall, in the absence of fraud, bad faith, or collusion, be binding and conclusive upon all Members.

     (d) All reasonable costs, expenses and fees relative to the Appraisal Procedure shall, in all cases, be the responsibility of and paid by the Defaulting Member in the event the Appraisal Procedure is implemented pursuant to a Default and in all other cases, shall be the responsibility of the Company.

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                    EXHIBIT E

                               PHASE ONE PRO FORMA

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                   EXHIBIT F-1

                               PHASE ONE SITE PLAN

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                   EXHIBIT F-2

                               PHASE TWO SITE PLAN

This Phase Two Site Plan is indicative of the concept for Phase Two to be developed. So long as the buildings are generally within the building areas depicted, do not violate any tenant leases or other agreements and so long as all changes are consistent with the approved Pro Forma(s) for Phase Two, CBL will have the right to change the configuration of the buildings and/or the common areas shown on this Phase Two Site Plan. It is understood that there is no obligation to construct all of Phase Two at any one time and that Phase Two can be constructed in one or more sub-phases in accordance with agreed upon Pro Forma(s).

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                    EXHIBIT G


                          PROPERTY MANAGEMENT AGREEMENT


                                 by and between

                          JG GULF COAST TOWN CENTER LLC

                                    as Owner

                                       and


                        CBL & ASSOCIATES MANAGEMENT, INC.

                                   as Manager


                            Dated as of April 27,2005

                          PROPERTY MANAGEMENT AGREEMENT

     PROPERTY MANAGEMENT AGREEMENT, made as of the 27th day of April, 2005, by and between JG GULF COAST TOWN CENTER LLC, an Ohio limited liability company (herein referred to as the "Owner"), and CBL & ASSOCIATES MANAGEMENT, INC., a Delaware corporation (herein referred to as the "Manager").


                              W I T N E S S E T H:

     WHEREAS, Owner owns one hundred percent of that certain parcel of real property and certain improvements located thereon identified on Exhibit A annexed hereto and made a part hereof (which, together with all tangible and intangible personal property owned by Owner located on or in or used in connection with or pertaining to such real property and improvements, shall hereinafter be referred to as the "Property"); and

     WHEREAS, Owner desires to engage Manager to serve as Owner's sole and exclusive manager for the Property, with the responsibility for the management, operation, maintenance, leasing and otherwise as herein specified for the Property, including performing on behalf of Owner certain obligations of Owner as lessor under all leases for space at the Property, and Manager desires to accept such engagement, all subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Owner and Manager hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     As used herein, the following terms have the meanings set forth below:

     "Affiliate" shall mean, as to any Person, (i) any other Person, which directly or indirectly, through one or more intermediaries, Controls (as hereinafter defined), is Controlled by, or is under common Control with, such Person and/or (ii) any Person, ten percent (10%) or more of the equity or beneficial interests of which, are owned by such Person or owned by an Affiliate of such Person who is an Affiliate pursuant to (i) above.

     "Control" shall mean the power, directly or indirectly, to direct the actions, operation or management of another Person or business entity by contract, the ownership of voting rights or otherwise.

     "Fiscal Year" shall mean the Fiscal Year of Owner from time to time. The Fiscal Year of Owner as of the date hereof is the calendar year.

     "Owner's Limited Liability Company Agreement" shall mean that certain Amended and Restated Limited Liability Company Agreement entered into by and between Owner's members, dated of even date herewith.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust, unincorporated association or any other legal entity.

     "Property Documents" shall mean any (i) reciprocal easement and/or operating agreement with respect to the Property, (ii) deed of trust or mortgage affecting the Property (iii) partnership agreement, operating agreement, shareholders agreement or similar agreement with any non-Owner affiliated Person with respect to the Property, (iv) Tenant Leases, (v) licenses affecting the Property, (vi) Service Contracts affecting the Property, (vii) all easements and other recorded and unrecorded agreements affecting the Property, (viii) all ground leases affecting the Property, (ix) all contracts for sales of pads to Anchors; and (x) the Owner's Limited Liability Company Agreement (the "LLC Agreement").

     "Service Contracts" shall mean all written agreements now or hereafter in force and effect which provide for the supply of utilities and other services, maintenance, repair, advertising or promotion with respect to the Property.

                                   ARTICLE II
                     APPOINTMENT AND ENGAGEMENT OF MANAGER;
                          GENERAL DUTIES AND STANDARDS

     2.1 Appointment and Engagement. Subject to the terms and conditions hereinafter set forth, Owner hereby appoints and engages Manager as its sole and exclusive manager for the Property with the sole and exclusive authority to observe and perform on behalf of Owner the services and obligations herein provided with regard to the management, operation, maintenance, leasing and other specified dealings involving the Property. Manager, by its execution hereof, does hereby accept such appointment and engagement upon and in accordance with the terms hereof.

     2.2 General Duties. Manager shall perform, or shall retain and cause other appropriate professionals approved by Owner to perform, its duties hereunder in a diligent manner consistent with good industry standards. Manager, on behalf of Owner, shall implement, or cause to be implemented, the decisions of Owner and shall conduct the ordinary and usual business affairs of Owner as provided in this Agreement. Manager shall provide Owner with the full benefit of the judgment, experience and advice of the members of Manager's organization and staff and shall perform services as may be reasonably requested by Owner in managing, operating, maintaining and leasing the Property, subject to the terms hereof.

     2.3 Status of Parties. In the performance of its services hereunder, Manager shall be and act as an independent contractor. Nothing in this Agreement, or in the relationship between Owner and Manager, shall be deemed to constitute a partnership, joint venture or any other similar relationship.

     2.4 Continuing Standards. Manager shall, in keeping with the authority granted to Manager herein, keep Owner informed regarding the Property and manage and operate the Property according to the terms of this Agreement.

     2.5 LLC Agreement. In performing its duties hereunder, Manager shall adhere to the requirements of the LLC Agreement as to any items requiring the unanimous approval of Owner's Members or the approval of any Member(s) of Owner other than the Member that is Manager's Affiliate.

                                   ARTICLE III
                           SPECIFIC DUTIES AND RIGHTS

     3.1 Actions Authorized with Respect to Leases. (a) Manager shall perform or cause to be performed all duties of Owner under leases, license agreements, concession or other occupancy agreements currently in effect or hereafter approved by Owner (as the same may be amended from time to time with Owner's approval, referred to individually as a "Tenant Lease" and collectively as the "Tenant Leases") between Owner (and any Affiliate of or predecessor-in-interest to Owner), as landlord, and any tenant, licensee, concessionaire or other occupant, including, without limitation, a temporary tenant, a Christmas store tenant, a kiosk and/or a pushcart tenant (referred to individually as a "Tenant" and collectively as the "Tenants"), with respect to the Property. Without limiting the generality of the foregoing, Manager shall supervise the performance of all of those installations and improvements in and to any space leased to a Tenant and coordinate Tenant move-ins and move-outs.

     (b) Manager shall use its good faith efforts to collect all amounts payable by Tenants to or for the account of Owner, including, without limitation, fixed minimum rent ("Fixed Rent"), any rent payable to Owner by a Tenant which is based upon a percentage of the sales of such Tenant ("Percentage Rent"), and other escalations, reimbursements, settlements, awards, fees, adjustments and other amounts by or due from Tenants and any sums otherwise accruing to Owner from Tenants with respect to the Property on a timely basis (collectively, "Rent"). Owner hereby authorizes Manager to receive and collect all Rent on behalf of Owner. Manager shall serve notices of default upon Tenants and other parties who are in default in performing their obligations under any of the Tenant Leases or under any other Property Documents, and attempt to cause Tenants to cure such defaults. Owner hereby authorizes Manager, as appropriate, to request or demand (either orally or in writing and including, after Manager has used its best efforts to collect the same, through the use of a collection agency approved by Owner, at Owner's expense) that Tenants pay Rent. Manager shall pursue, on behalf of Owner, any and all of Owner's legal remedies against any Tenant upon Tenant's default of any of the terms or provisions of their Tenant Lease.

     3.2 Legal Services. (a) Manager does not undertake to practice law and no provision hereof shall be construed as requiring Manager to provide legal services itself through its own or an Affiliate's staff attorneys, except with respect to the negotiation and preparation of documentation in connection with Tenant Leases. Manager may retain outside attorneys at Owner's expense, to provide legal representation to the extent necessary or advisable for the efficient and prudent operation and management of the Property. Said counseling


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may include,  without limitation,  preparation and negotiation of Tenant Leases, advice on the interpretation of legal rights and duties of Owner with respect to the Property, the proper procedure for the enforcement of Tenant Lease terms and the protection of Owner's rights.

     (b) Manager has authority, (subject to applicable insurance policy requirements, third-party consents or other similar constraints) to commence a lawsuit in Owner's name for Owner's benefit with respect to any claim or matter. Manager and Owner each shall promptly advise the other of the service on it of any summons, notice to appear, subpoena or other legal process, including any notices, letters, or other communication asserting an actual or alleged liability of Owner or Manager in connection with the Property.

     3.3 Leasing Services. (a) Subject to Section 2.5, Manager shall have the exclusive right to act as Owner's leasing agent in connection with the leasing of space in the Property on the terms and conditions hereinafter set forth. In negotiating each Tenant Lease, renewal, extension, relocation (subject to any applicable site plan limitations or restrictions), expansion, amendment, assignment and termination, Manager shall use its best efforts to obtain the best available terms for Owner to maximize for Owner the long-term net income from the Property.

     (b) Manager, or outside attorneys under Manager's direction, shall prepare the first and all subsequent drafts of all required documentation for any lease transaction, including, without limitation, new Tenant Leases (with initial drafts of leases on non-Anchor Tenant space being on the form of lease attached hereto as Exhibit B (the "Standard Lease") (except in the case of national non-Anchor Tenants who may require their own form as the initial draft of the lease)), renewals, extensions, relocations, expansions, amendments, assignments and terminations through final execution.

     (c) The terms of each Tenant Lease, renewal, extension, relocation, expansion, amendment, assignment and termination to be executed after the date hereof shall be on the Standard Lease, except for changes to which Manager has agreed with the particular Tenant and except as provided in the immediately preceding clause (b). Each Tenant Lease, renewal, extension, relocation, expansion, amendment, assignment and termination may be executed by Owner or by Manager on behalf of Owner.

     (d) All prepaid Rents and security deposits shall be maintained by Manager in a separate bank account(s) in the name of Owner until the earlier to occur of
(i) such time as they are properly applied against the obligation(s) covered or secured by such prepaid Rents or security deposits or (ii) such time as Owner is required to return such prepaid Rents and/or security deposits to such Tenants which paid or deposited the same. Without limiting Owner's other rights herein, all prepaid Rents and security deposits shall be the property of Owner, subject, however, to the rights therein of the Tenant which paid or deposited the same.

     (e) If any mortgage, partnership agreement, operating agreement or other Property Document shall require that any Tenant Lease be approved by the mortgagee or beneficiary or partner or member thereunder or by Owner, Owner's Members or any other Person, then Manager shall use its best efforts to obtain such approval strictly in accordance with the requirements of such agreement or


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other  Property  Document  and  Section  2.5 hereof and no such lease shall be a
Tenant Lease unless and until approved by such Person (except to the extent such requirements are waived or deemed to have been waived by the Person having the right to approve or enforce same under any such instrument).

     (f) Manager shall deliver or cause to be delivered to Owner a true copy of each Tenant Lease and each renewal, extension, relocation, expansion, amendment, assignment and termination thereof.

     (g) Manager, in its discretion but subject to Section 2.5 hereof, may engage or utilize the services of an outside broker or finder in connection with any Tenant Lease or with respect to the leasing of the Property; provided, however, Manager shall engage such broker or finder only after such broker or finder shall have entered into a satisfactory written agreement. Except as set forth below, Owner shall be responsible for the payment of the applicable commission, if any, pursuant to the terms of said agreement (with any leasing fee otherwise payable under Section 8.2 hereof with respect to any particular Tenant Lease being reduced by the amount of such commission). Notwithstanding the foregoing, Manager shall be responsible for the payment of the applicable commission to the outside broker or finder, if any, pursuant to the terms of said agreement if no leasing fee is payable with respect to such Tenant Lease under Section 8.2 hereof except for the payment of any commissions required to be paid to such outside brokers or finders that are engaged by the Tenant if the Manager determines that the Tenant will not enter into the Tenant Lease without the use of such outside broker or finder. In the event the Tenant shall require the use of such outside brokers or finders, the Owner shall be responsible for the payment of such commissions.

     3.4 Services with Respect to Non-Tenant Anchors. The Owner has rights and obligations under each reciprocal easement and/or operating agreement and each other agreement existing between Owner and any of the department stores which own parcels of land and/or buildings or parts thereof on the Property or adjacent thereto (the "Non-Tenant Anchors") and Manager shall monitor the observance and performance of the provisions of such agreements by the parties thereto and shall enforce Owner's rights under said agreements, which enforcement shall include billing for and collecting from each of the Non-Tenant Anchors its share of the costs incurred in the operation and maintenance of the common areas of the Property, if any, in accordance with such agreements. If any of the Non-Tenant Anchors shall fail to pay or perform any of its material obligations as set forth in such agreements, Manager shall notify Owner of such event promptly after Manager becomes aware of such failure and Manager shall use its best efforts to enforce against such Non-Tenant Anchor all of Owner's rights and remedies under such agreements.

     3.5 Extraordinary Services. Upon Owner's written request, Manager shall perform for additional compensation or engage an independent contractor to perform services or work other than such services or work as are required to be performed by Manager hereunder (collectively, "Extraordinary Services"). If Owner elects to cause Manager to perform such Extraordinary Services, Owner and Manager shall attempt in good faith to agree upon the amount and terms of such additional compensation.



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     3.6 Access to Property by Owner.  Owner and its duly  appointed  agents and representatives shall have access to the Property at all times for the purpose of inspecting the same and for other legitimate purposes, provided that Owner shall not unreasonably interfere with Manager's performance of its duties under this Agreement.

     3.7 Personnel. With respect to the Property, Manager shall cause to be hired, paid and supervised, as employees of Manager or, at Manager's election in accordance with Section 3.13, as independent contractors, all Persons which Manager reasonably deems necessary to maintain and operate the Property, including, but not limited to, the on-site property manager and such other on-site personnel. Owner shall have no obligation to supervise such Persons directly, and Manager shall be responsible for their activities and performance hereunder. Manager shall comply with all local, state and federal labor and tax laws and regulations, including, without limitation, worker's compensation, social security, unemployment insurance, hours of labor, wages, working conditions, and other employer-employee related subjects. Manager shall file all local, state and federal labor payroll tax reports and other similar reports, and shall timely make payments of all withholding and other payroll taxes with respect to such Persons. Manager shall fully comply with all collective bargaining agreements affecting such Persons. Compensation and benefits paid to employees of Manager who are "on-site" and where such costs are included in the then-current Operating Budget shall be reimbursed by Owner to Manager and Manager shall attempt to have such costs included as items that are reimbursed by Tenants or other occupants of the Project as part of common area maintenance.

     3.8 On-Site Office. Owner shall provide Manager's on-site personnel with office space at the Property at no expense to Manager. Unless otherwise approved by Owner, such office shall be used only in connection with the operation, leasing and management of the Property and said office space may be utilized by Owner's members provided such members comply with reasonable requirements of Manager as to confidentiality and controlled access to Manager's computer systems and files and such use is for conference facilities or similar uses.

     3.9 Cleaning and Repairs. Manager shall keep the Property in a clean and sightly condition and recommend and make, subject to the provisions of Section 3.5, all repairs and changes, arrange for all decorating, and purchase all supplies, necessary for the proper operation of the Property or the fulfillment of Owner's obligations under any Property Document or the compliance with all Governmental Requirements.

     3.10 Insurance Losses. Manager shall promptly upon obtaining knowledge thereof notify Owner and Owner's applicable insurance carrier of any personal injury or property damage occurring to or claimed by any Tenant or third party against Owner on or with respect to the Property, of any fire or other casualty causing damage to the Property or of any other claims made against Owner with respect to the Property. Manager shall promptly forward to the carrier, with copies to Owner, any summons, subpoena, or other like legal document served upon Manager relating to actual or alleged potential liability of Owner, Manager, or Property, and in any event such notification shall be given within the time period required in any applicable insurance policy. In the case of any fire or other casualty causing material damage to the Property, Manager shall also upon obtaining knowledge thereof immediately give telephonic notice thereof to Owner's designated casualty insurance carrier so that an insurance adjuster can


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view the damage before  repairs are started and complete  customary loss reports in connection with such fire or other damage to the Property.

     3.11 Real Estate and Property Taxes. Manager shall monitor, review and keep Owner advised with respect to real estate and property tax assessments relating to the Property and, subject to the provisions of Section 3.5, assist Owner, when so requested, to try to reduce such assessments and taxes. Manager may engage outside property tax consultants and certiorari attorneys, for the benefit of and at the sole cost and expense of Owner to assist Manager in connection with such tax and assessment matters.

     3.12 Public Representation. Manager shall represent the interest of Owner with respect to all public bodies, such as taxing, police, fire, state, county, township or other municipal or public authorities by notifying Owner of all matters of which Manager becomes aware which would have an adverse impact on the Property and by giving notice of any changes in Governmental Requirements of which Manager becomes aware and, at the direction of Owner, subject to the provisions of Sections 3.2, 3.5 and 3.11 and to other applicable provisions hereof, attend meetings and/or generally communicate with such governmental entities.

     3.13 Engagement of Affiliates. Manager may engage an Affiliate of Manager to perform the services or work required to be performed hereunder by Manager including specifically the engagement of ERMC II, LP, a Tennessee limited partnership and its affiliates, for the provision of security and janitorial and maintenance services provided the fees and other compensation to be paid to ERMC II, LP and/or its affiliates are competitive in the market and within the approved Pro Forma or Operating Budget.

                                   ARTICLE IV
                            OPERATION AND MAINTENANCE

     4.1 Maintenance. Manager, except as otherwise provided in this Agreement, agrees to use its best efforts in the management, leasing, operation and maintenance of the Property. Maintenance shall include, but shall not be limited to, cleaning of areas used in common by Tenants, plumbing, janitorial, carpentry, decorating, roof, parking areas, HVAC and electrical and other mechanical systems.

     4.2 Utilities, Services and Equipment. On behalf of Owner, Manager shall enter into or renew Service Contracts to provide the following services to the
Property: electricity resale, gas, steam, landscaping, gardening, telephone, fuel, oil, maintenance, cleaning, painting, vermin extermination, refuse and snow removal and such other services as are required in order to maintain and operate the Property in accordance with the quality standards established by Owner for the operation and rental of the Property. Manager shall also purchase or lease for Owner all supplies and equipment which Manager shall deem necessary to maintain and operate the Property. All discounts obtained by Manager in connection with such purchase or lease of supplies and equipment shall be for the benefit of Owner.

     4.3 Approval of Contracts and Other Agreements. Subject to Section 2.5 hereof, Manager may enter into Service Contracts or other similar agreements on


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behalf of Owner without  Owner's  consent,  provided that each such agreement is routinely required for the management, operation or maintenance of the Property and/or relates to the provision of utility, maintenance or other services to Tenants. Manager shall promptly provide Owner with a copy of each agreement entered into pursuant to this Section 4.3.

     4.4  Compliance  with  Governmental  Orders.  Manager,  at Owner's cost and expense, shall use its best efforts to cause the Property to be in compliance with any and all laws, ordinances, codes, rules, regulations and orders applicable to the Property promulgated by any federal, state, county or municipal authority having jurisdiction and the orders of the board of fire underwriters or other similar body having jurisdiction (collectively, "Governmental Requirements").

     4.5 Signs. Manager, at Owner's cost and expense, shall place and remove, or cause to be placed and removed, such signs on the Property as Manager in the exercise of its reasonable business judgment deems appropriate, subject to the terms of the Property Documents and Governmental Requirements. Notwithstanding the foregoing, upon Owner's request, Manager shall place or remove any signs which Owner requests be placed or removed from the Property.


                                    ARTICLE V
                                 REPRESENTATIONS

     5.1 Owner's Representations. Owner hereby represents and warrants to Manager that the following are true as of the date hereof:

     (a) Owner has the power and authority to execute and deliver this Agreement and to perform its obligations arising under this Agreement.

     (b) To the best knowledge of Owner, this Agreement constitutes the legal, valid and binding obligation of Owner, enforceable in accordance with its terms, subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally and except as may be limited by general equitable principles.

     5.2 Manager's Representations. Manager hereby represents and warrants to Owner that the following are true as of the date hereof:

     (a) Manager has the power and authority to execute and deliver this Agreement and to perform its obligations arising under this Agreement.

     (b) To the best knowledge of Manager, this Agreement constitutes the legal, valid and binding obligation of Manager, enforceable in accordance with its terms subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally and except as may be limited by general equitable principles.

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                                   ARTICLE VI
                           DEPOSIT OF COLLECTIONS AND
                               PAYMENT OF EXPENSES

     6.1 Deposit of Collections. (a) Except as may be otherwise required by the terms and provisions of any loan agreement or loan document with Owner's lender(s), Owner shall maintain a separate bank account or accounts (collectively, the "Owner's Account") in an Approved Bank exclusively for the deposit by Manager of funds of Owner received by Manager in accordance with the terms of this Agreement and the payment of Owner's expenses and obligations described herein. Funds of Owner shall not be commingled with any funds of Manager. Except as expressly provided herein, all monies collected by Manager from the operation of the Property shall be deposited by Manager promptly in the Owner's Account.

     (b) Manager shall deposit in the Owner's Account all funds of Owner collected or otherwise received by Manager on behalf of Owner, including, without limitation, all Rent and other sums for operating, maintaining, repairing and providing services to the Property which become due from Tenants, Non-Tenant Anchors or others pursuant to the Property Documents. Manager shall use the funds deposited in the Owner's Account to pay all expenses of the Property strictly in accordance with the terms of this Agreement. If Manager determines that there will not be sufficient funds in the Owner's Account to cover the anticipated expenses for the Property, Manager shall promptly notify Owner of the amount of such additional funds required and the purpose(s) for which such funds shall be required and Owner shall promptly deposit into the Owner's Account an amount sufficient to pay such anticipated expenses. Nothing herein shall require Manager to advance its own funds to pay expenses of Owner in connection with the Property.

     6.2 Reimbursement for Expenses. If Manager shall incur any expense or advance its own funds voluntarily on Owner's behalf for the performance of any obligation or payment of any expense authorized herein, Owner shall, upon notice from Manager, promptly reimburse Manager therefor, without interest. Notwithstanding the foregoing, nothing herein shall be construed as requiring Manager at any time to advance its own funds or to make any expenditure not authorized hereunder, and Owner shall use its best efforts (based upon information furnished to it by Manager reasonably in advance of the need therefor) to maintain in the Owner's Account amounts sufficient to enable Manager to perform its duties hereunder.

                                   ARTICLE VII
                          FINANCIAL RECORDS AND REPORTS

     7.1 Inspection and Audit of Records. (a) Manager shall maintain at its principal place of business, segregated from any records not related to the Property, accurate, complete, and separate books and records for the operation of the Property. If not maintained on site at the Property, Manager shall make available a copy of such books and records at the Property for purposes of any of Owner's Member's right to examine, copy, inspect and audit such books and records as set forth herein. Such books and records shall be maintained for each Fiscal Year on an accrual or other basis approved by Owner in accordance with generally accepted accounting principles applied on a consistent basis from year to year. At reasonable times and upon reasonable advance notice to Manager and


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at  Owner's  expense,  Owner  or  Owner's  Members  and  their  accountants  and authorized representatives, shall have the right to examine, copy and inspect said books and records but such rights shall be no more than twice during any Fiscal Year unless Manager is in default hereunder. Owner, Owner's Members and their authorized representatives, also shall have the right to conduct, at their expense, an audit of said books and records for any Fiscal Year at any time during normal business hours and upon reasonable advance notice to Manager but such rights shall be no more than once per Fiscal Year.

     (b) The books and records described in Section 7.1(a) shall belong to Owner and shall be maintained by Manager on behalf of Owner for ten (10) years. Upon the expiration of said ten (10) year period, Manager shall notify Owner of its intention to retain or destroy such books and records. Manager shall turn over such books and records to Owner unless, within thirty (30) Days after receipt of such notice, Owner notifies Manager of its election not to have such books and records be turned over to Owner (in which case Manager shall be entitled to destroy such books and records).

     7.2 Periodic Reports. Manager shall prepare and forward to Owner and Owner's Members the monthly reports related to the management and operation of the Property for the preceding calendar month on or before the fifteenth (15th) Day of each month. Manager shall prepare and forward to Owner such other reports and information as Owner reasonably requires which do not entail significant additional cost to Manager. All of the foregoing reports shall be unaudited.

                                  ARTICLE VIII
                             COMPENSATION OF MANAGER

     8.1 Management Fee. (a) With respect to the Property, unless Owner and Manager otherwise expressly agree to the contrary in writing, Manager shall be entitled to receive out of the Owner's Account, as compensation for the management services rendered by Manager pursuant to this Agreement, an amount equal to the sum of three percent (3%) of the Property Income generated by the Property on a monthly basis.

     (b) Such management fee shall be payable monthly in arrears and in cash and on or before the tenth (10th) calendar Day of each month during the Term hereof.

     (c) "Property  Income"- subject to the exceptions  noted below,  shall mean
(i) all revenue derived from the Property on a cash basis, including without limitation, (A) all minimum rents, (B) percentage rents, if any, (C) license fees paid by licensees and ninety-five percent of sponsorship income, (D) receipts from public telephones, storage lockers, vending machines, (E) stroller and other equipment rentals, (F) advertising revenues, (G) gift card or gift certificate sales revenues, and (H) interest on tenant security deposits unless such interest is required to be paid to such tenants; and (ii) payments by tenants for utilities, insurance, real estate taxes, common area maintenance and operating expenses but, with respect to such payments, only to the extent that there is a profit (i.e., an excess of such payments over the actual costs paid/recovered) generated therefrom to the Owner. Property Income shall not include proceeds from the Construction Loan and Permanent Financing/Refinancing;


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proceeds from settlement of fire/casualty  losses (except for such proceeds from loss of rents insurance), condemnation proceeds, sales of outparcels and other peripheral property, or items of a similar nature.

     8.2 Leasing Fees With respect to the Property, unless Owner and Manager otherwise expressly agree to the contrary in writing, Manager shall be entitled to receive out of the Owner's Account, as compensation for the leasing services rendered by Manager pursuant to this Agreement, Manager shall receive the following:

     A. With respect to each tenant who executes a renewal lease after the expiration of its initial lease, including the expiration of any options to extend such lease, which renewal lease has a term of at least three (3) years, an amount equal to Two Dollars ($2.00) per square foot of said tenant's space, payable upon the date the such tenant is open and paying rent;

     B. With respect to the replacement of any tenant (other than an Anchor) with another tenant, an amount equal to Four Dollars ($4.00) per square foot of said tenant's space, payable upon the date the such tenant is open and paying rent;

     C. With respect to the replacement of an Anchor with another Anchor or replacement tenant(s) and/or upon the addition of an Anchor to a phase of the Project after the grand opening of such phase, an amount equal to Two Dollars ($2.00) per square foot of said Anchor's or replacement tenant(s)' space in the Project, payable (i) for leases, upon the date the such Anchor or replacement tenant(s) is/are open and paying rent and (ii) for non-lease transactions where the Anchor owns its space, upon the date such Anchor is open;

     D. With respect to each temporary tenant in the Project who executes an occupancy agreement, as defined below, an amount equal to ten percent (10%) of the rent generated from said occupancy agreement, payable on full execution of the license agreement with such licensee. The term "occupancy agreement" shall mean a lease or license to occupy space in the Project that has a term of one year or less and the term "rent" shall mean only the minimum annual rent and percentage rent paid by the tenant.

     E. With respect to each sponsorship or co-branding transaction at or relating to the Project (other than such sponsorship(s) with the Coca Cola company or other soft-drink companies and their respective affiliates and/or affiliated or unaffiliated bottlers regarding the placement of vending machines in the common areas of the Project for which the Members agree no sponsorship fee shall be paid by the Company), an amount equal to five percent (5%) of the gross revenues generated by such sponsorship or co-branding transaction, payable on full execution of the sponsorship or co-branding agreement (as to the portion of such gross revenues paid upon such execution) and monthly as to gross revenues paid during the term of such sponsorship or co-branding agreement.


Outparcel and Pad Sales/Lease Fees - for services of Manager in selling or ground leasing Outparcels and pads, a fee of five percent (5%) of the sales


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price on a sale of an Outparcel or pad,  payable on the closing of such sale, or five percent (5%) of the ground lease value on any ground lease of an Outparcel or pad, payable one-half (1/2) on the full execution of the ground lease and one-half (1/2) on the date the ground lessee is open and paying rent. The "ground lease value" shall be the sum of the annual rent to be paid over the greater of (i) ten years or (ii) term of the ground lease (but in no event more than twenty years).

                                   ARTICLE IX
                                    INSURANCE

     9.1 Insurance Requirements. (a) Manager shall cooperate with and assist the Managing Member of Owner in obtaining insurance for the Property but Owner shall obtain such insurance. Such insurance shall include fire and extended coverage, comprehensive liability and rental insurance, workers' compensation insurance as required by law and employee fidelity insurance, all at Owner's expense. Such insurance policies shall name Owner as an additional insured or loss payee, as the case may be.

     (b) Each such policy shall contain an endorsement requiring not less than thirty (30) Days' written notice from the insurance company to Manager and Owner before cancellation or change in the coverage, scope or amount of any such policy. Within thirty (30) Days after the date hereof, and within ten (10) business Days after the date of the issuance of any renewal, replacement or additional insurance policies, Manager shall provide Owner with certificates of insurance evidencing the types and amounts of coverage in force and the names of all insureds under each policy and any additional information in connection with said insurance as Owner may reasonably request. Manager shall promptly investigate and, to the extent the amount in issue is or may be in excess of Twenty-Five Thousand Dollars ($25,000), deliver a written report to Owner concerning all accidents or claims for damage relating to the ownership, operation or maintenance of the Property, including any occurrences of personal injury or property damage at the Property, shall obtain estimates for the cost of any repairs necessary, and shall cooperate with and deliver reports to all insurers in connection with such accidents and claims. Owner and Manager hereby agree that, except to the extent otherwise specifically provided herein, the insurance required hereunder may be provided in the form of general coverage floater, master or blanket policies covering the Property.


                                    ARTICLE X
                         TERM, RENEWALS AND CANCELLATION

     10.1 Effective Date. This Agreement shall become effective on the date hereof.

     10.2 Term. This Agreement shall have an initial term ending on the earlier of (i) the date that no Affiliate of Manager owns an interest in Owner; (ii) the date that CBL is no longer Managing Member of Owner; (iii) upon any material breach of this Agreement by Manager, if such breach is not cured, as to monetary breaches, within thirty (30) Days, and, as to any other breaches, within sixty
(60) Days, of Manager's receipt of written notice of such breach from Owner or any Member of Owner; or (iv) December 31, 2054. Manager and Owner may terminate this Agreement at any time on mutual agreement in writing. Manager agrees that,


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at Owner's request or the request of any Member of Owner following a termination of this Agreement, Manager shall remain in the position of Manager under the terms of this Agreement for a period not to exceed ninety (90) Days following such termination in order to facilitate a transition of the management duties to a new manager. During such period, the terms of this Agreement shall continue to apply to Owner and to Manager and Manager shall continue to be entitled to the compensation provided hereunder for such period. On any termination of this Agreement, Manager and Manager's Affiliates (including but not limited to ERMC II, LP, a Tennessee limited partnership and its Affiliates) shall be removed from any notes, bonds, surety bonds or obligations or similar items and if removal is not possible or practical, the Owner shall indemnify Manager and/or its Affiliates if they remain subject to such notes, bonds, surety obligations or similar items.

                                   ARTICLE XI
                                 INDEMNIFICATION

     11.1 Indemnification by Owner. Owner shall indemnify, defend and hold Manager and its officers, employees, agents, shareholders, members, partners and directors harmless from all obligations, losses, damages (other than special damages, including, without limitation, diminution of value of the Property, and punitive damages), liabilities, expenses and costs, including reasonable attorneys fees and disbursements (collectively, "Losses"), attributable to claims made against the Manager by third parties during the term of this Agreement on account of or in connection with Manager's position as Manager or Manager's good faith performance of its obligations under this Agreement in accordance with the terms hereof or Manager's good faith performance of any duties undertaken at the express direction of Owner in connection with the Property or in connection with this Agreement.

     11.2 Indemnification by Manager. Manager shall indemnify, defend and hold Owner and its officers, employees, agents, shareholders, members, partners and directors harmless from all Losses attributable to claims made against Owner by third parties during the term of this Agreement on account of or in connection with Manager's gross negligence or willful misconduct in the performance or non-performance of Manager's obligations under this Agreement, except to the extent that such Losses relate to any action undertaken or omitted to be taken at the express direction of Owner in connection with the Property or in connection with this Agreement.

     11.3 Survival. The foregoing indemnities shall survive any expiration or termination of this Agreement as to any such Claims arising out of any event occurring prior to the expiration or termination of this Agreement.

                                   ARTICLE XII
                               GENERAL PROVISIONS

     12.1 Assignability. (a) Owner may not sell, assign, delegate, transfer, convey, or encumber (each, a "Transfer") all or a portion of its rights or duties under this Agreement without Manager's prior consent.

     (b) Except for a Transfer to an entity (i) more than fifty percent (50%) of the outstanding stock of which or (ii) more than fifty percent (50%) of the beneficial interests in which is owned and controlled by or under common control with Manager, Manager shall not Transfer its rights or duties under this Agreement with respect to the Property or permit same to occur by operation of law without the prior written consent of Owner.

     12.2 Successors and Assigns. The terms, covenants, agreements, representations and warranties contained herein shall inure to the benefit of the respective permitted successors and assigns of the parties hereto and their constituent entities and shall be binding upon all successors and assigns of the parties hereto.

     12.3 Entire Agreement; Construction. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between Owner and Manager relating to the Property and, except to the extent otherwise expressly provided herein, supersedes all previous contracts, agreements and understandings of the parties, either oral or written, relating to the Property. This Agreement shall be construed and interpreted without the aid of any canon, custom or rule of law requiring construction against the party causing this Agreement to be drafted. In addition, all parties hereto acknowledge that their respective counsel have participated in the preparation of this Agreement and that, therefore, in the event of any ambiguity in, or controversy with respect to the meaning of, any term or provision contained in this Agreement, no presumption shall exist against any party's interpretation of this Agreement solely by reason of such party's or its counsel's participation in the preparation of this Agreement. No implications or inferences shall be drawn from the deletion from the terms and provisions of this Agreement of any of the terms or provisions contained in any unexecuted drafts of this Agreement.

     12.4 Governing Jurisdiction. This Agreement shall be governed by and construed under the laws of the State wherein the Property is located.

     12.5 Attorneys' Fees. In the event of any controversy, claim or dispute between the parties hereto, arising out of or relating to the interpretation, enforcement or breach of this Agreement, the prevailing party shall be entitled to recover from the losing party its reasonable expenses, attorneys' fees and costs incurred in connection with said controversy, claim or dispute, which costs, expenses and attorneys' fees shall be included in and made a part of any final judgment, after exhaustion of any appeals taken, rendered in such litigation.

     12.6 Notices. All notices, elections, offers, acceptances, demands, consents, approvals, communications and reports (each, a "Notice") provided for in this Agreement or given in connection with this Agreement shall be in writing and shall be given to Owner or Manager at the addresses set forth below or at such other addresses as Owner or Manager may hereafter specify in writing given in accordance with this Section 12.6 not less than five (5) business Days prior to the giving of any notice under this Agreement:

                  (a) Owner:

                           JG Gulf Coast Town Center LLC 2030 Hamilton Place Boulevard Suite 500, CBL Center Chattanooga, Tennessee 37421 Attention: Charles B. Lebovitz (423) 490-8662 (telefax)

                           with a copy to:

                           JG Gulf Coast Member LLC
                           c/o The Richard E. Jacobs Group, Inc.
                           25425 Center Ridge Road
                           Cleveland, Ohio 44145-4122
                           Attention: General Counsel
                           (440) 808-6903 (telefax)

                           and also to:

                           Jeffery V. Curry, Esq.
                           Shumacker Witt Gaither & Whitaker, P.C.
                           2030 Hamilton Place Blvd.
                           Suite 210, CBL Center
                           Chattanooga, Tennessee  37421
                           (423) 899-1278 (telefax)

                  (b) Manager:

                           CBL & Associates Management, Inc.
                           2030 Hamilton Place Boulevard
                           Suite 500, CBL Center
                           Chattanooga, Tennessee  37421
                           Attention: Senior Vice President - Mall Management
                           (423) 490-8663 (telefax)

                           with a copy to:

                           Jeffery V. Curry, Esq.
                           Shumacker Witt Gaither & Whitaker, P.C.
                           2030 Hamilton Place Blvd.
                           Suite 210, CBL Center
                           Chattanooga, Tennessee  37421
                           (423) 899-1278 (telefax)

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

                           and also to:

                           JG Gulf Coast Member LLC
                           c/o The Richard E. Jacobs Group, Inc.
                           25425 Center Ridge Road
                           Cleveland, Ohio 44145-4122
                           Attention: General Counsel
                           (440) 808-6903 (telefax)


Notices shall be personally delivered, sent by a nationally recognized overnight courier delivery service or mailed by United States registered or certified mail, return receipt requested, postage or delivery fee prepaid, deposited in a United States post office or a depository for the receipt of mail regularly maintained by the post office. If personally delivered then Notices shall be effective when received as evidenced by affidavit of the Person making such delivery, if sent by overnight courier delivery service then Notices shall be deemed to have been received by the addressee on the next business Day following the date so sent, and if mailed, then Notices or other communication shall be deemed to have been received by the addressee on the date received as evidenced by the return receipt. The inability to make delivery because of changed address of which no notice was given or by reason of rejection or refusal to accept delivery of any Notice shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept.

     12.7 No Waiver. The failure of Owner or Manager to seek redress for violation, or to insist upon the strict performance of any covenant, agreement, provision or condition of this Agreement shall not constitute a waiver thereof, and Owner and Manager shall have all remedies provided herein and by applicable law with respect to the same or any subsequent act which would have originally constituted a violation. Except for the deemed approvals expressly provided herein, no waiver of any provision hereof shall be binding unless in writing and signed by the party waiving such provision.

     12.8 Approvals. Whenever an approval, concurrence or agreement is sought from either party pursuant to the terms of this Agreement, the requesting party shall transmit in writing to the other party its request for approval, concurrence or agreement, and shall attach to each such transmittal the information, documentation and relevant facts necessary or appropriate to permit consideration of the matter for which approval, concurrence or agreement is sought.

     12.9 Further Assurances. Each party shall, at any time and from time to time, execute, acknowledge where appropriate and deliver such further instruments and documents and take such other action as may be reasonably requested by a party hereto in order to carry out the intent and purpose of this Agreement, in each case, unless otherwise provided herein, at the requesting party's expense, and provide that no party shall be required to incur any unreimbursed expense or incur any liability or obligation not contemplated hereby or which would otherwise materially adversely affect its rights hereunder.

     12.10 Rights Cumulative. Except as otherwise expressly provided herein, no remedy conferred upon a party in this Agreement is intended to be exclusive of


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

any other remedy provided or permitted herein or by law or in equity, but each shall be cumulative and shall be in addition to every other remedy provided herein or now or hereafter existing at law or in equity.

     12.11 No Third-Party Beneficiary. This Agreement is intended for the exclusive benefit of the parties hereto and, except as otherwise expressly provided herein, shall not be for the benefit of, and shall not create any rights in, claims by or be enforceable by, any other Person including, but not limited to, any Tenant, any invitee or any Person who may come upon the Property or who may be injured or damaged as the result of any condition, event or set of circumstances existing on the Property or emanating from the Property.

     12.12  No  Oral   Modification.   This   Agreement  may  not  be  modified,
supplemented or terminated, nor may any of the obligations of the parties hereunder be waived, except by an instrument executed by the parties hereto.

     12.13 Headings. The table of contents and the headings and captions of the various articles and sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

     12.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

     12.15 References. Whenever the terms "this Agreement," "hereof," "herein," "hereto," "hereunder" or "hereby" are used, such terms shall include, and shall be deemed to include, this Agreement and all of the Exhibits hereto. All personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall be deemed to include, and to refer also to, all other genders; all references in the singular shall be deemed to include, and to refer also to, the plural, and vice versa. The use of the term "including" shall be deemed to mean "including, without limitation," whether or not expressly so stated.


                        [Signatures follow on next page]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                          OWNER:

                          JG GULF COAST TOWN CENTER LLC

                          By: CBL/Gulf Coast, LLC
                              its Managing Member

                          By:  CBL & Associates Limited Partnership,
                               its sole member and chief manager

                          By:  CBL Holdings I, Inc., its sole
                               general partner

                          By:  /s/ John N. Foy
                                _______________________________
                                   John N. Foy
                                Vice Chairman and Chief Financial Officer

                          MANAGER:

                          CBL & ASSOCIATES MANAGEMENT, INC.

                          By:   /s/ John N. Foy
                                _______________________________
                                   John N. Foy
                                Vice Chairman and Chief Financial Officer

                                    Exhibit A

                                  The Property

Those certain tracts or parcels of land to be known as "Gulf Coast Town Center" located in Lee County, Florida.

                                    Exhibit B

                            Form of Non-Anchor Lease

     Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                    EXHIBIT H

                         PHASE ONE DEVELOPMENT SCHEDULE

Attached to and made a part of that certain Amended and Restated Limited Liability Company Agreement of JG Gulf Coast Town Center LLC, dated as of the date first above written.

                                    EXHIBIT I

                                   Tax Matters

     This Exhibit is attached to and is a part of the Operating Agreement (the "Agreement") of the Company. The provisions of this Exhibit are intended to comply with the requirements of Treas. Reg. 1.704-1(b)(2) and Treas. Reg. 1.704-2 with respect to partnership allocations and maintenance of capital accounts, and shall be interpreted and applied accordingly.

                                   ARTICLE I

                                   Definitions

     1.01. Definitions. For purposes of this Exhibit, the capitalized terms listed below shall have the meanings indicated.

     - "Account Reduction Item" means any reasonably expected adjustment, allocation, or distribution described in Treas. Reg. 1.704-1(b)(2)(ii)(d)(4),
(5), or (6), other than a Nonrecourse Distribution.

     - "Adjusted Fair Market Value" of an item of Company property means the greater of (i) the fair market value of such property or (ii) the amount of any nonrecourse indebtedness to which such property is subject within the meaning of
Section 7701(g) of the Code.

     - "Applicable Federal Rate" means the applicable Federal rate within the meaning of Section 1274(d) of the Code.

     - "Capital Account" means the capital account of a Member maintained in accordance with ARTICLE II of this Exhibit to the Agreement.

     - "Code" means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be deemed to include references to corresponding provisions of succeeding Internal Revenue law.

     - "Company Minimum Gain" means partnership minimum gain determined pursuant to Treas. Reg. 1.704-2(d).

     - "Excess Deficit Balance" means the amount, if any, by which the balance in a Member's Capital Account as of the end of the relevant taxable year is more negative than the amount, if any, of such negative balance that such Member is obligated to restore to the Company or is treated as obligated to restore to the Company pursuant to Treas. Reg. 1.704-1(b)(2)(ii)(c) , Treas. Reg. 1.704-1(b)(2)(ii)(h), Treas. Reg. 1.704-2(g)(1), or Treas. Reg. 1.704-2(i)(5).
Solely for  purposes  of  computing  a Member's  Excess  Deficit  Balance,  such

Member's Capital Account shall be reduced by the amount of any Account Reduction Items that are reasonably expected as of the end of such taxable year.

     - "Excess Nonrecourse Liabilities" means the excess of (i) the Company's aggregate Nonrecourse Liabilities over (ii) the aggregate amount of such Nonrecourse Liabilities allocable to the Members pursuant to Treas. Reg. 1.752-3(a)(1) (relating to the Members' shares of Company Minimum Gain) and Treas. Reg. 1.752-3(a)(2) (relating to allocations of taxable gain under Section
4.02 of this Exhibit).

     - "Investment Credit" means the investment credit determined under Section 46(a) of the Code.

     - "Member" has the meaning set forth in the Agreement.

     - "Minimum Gain" means, collectively, Company Minimum Gain and Member Nonrecourse Debt Minimum Gain.

     - "Nonrecourse Distribution" means a distribution to a Member that is allocable to a net increase in Company Minimum Gain pursuant to Treas. Reg. 1.704-2(h) or to a net increase in such Member's share of Member Nonrecourse Debt Minimum Gain pursuant to Treas. Reg. 1.704-2(i)(5) and (6).

     - "Nonrecourse  Liability" means any Company liability (or portion thereof)
which  is  a   nonrecourse   liability   within  the  meaning  of  Treas.   Reg.
1.704-2(b)(3).

     - "Nontradable Note" means a promissory note that is not readily tradable on an established securities market.

     - "Partner Nonrecourse Debt" means any nonrecourse debt of the Member within the meaning of Treas. Reg. 1.704-2(b)(4).

     - "Partner Nonrecourse Deduction" means any item of Book loss or deduction that is attributable to a Partner Nonrecourse Debt pursuant to Treas. Reg. 1.704-2(i)(1) and 1.704-2(i)(2).

     - "Partner Nonrecourse Debt Minimum Gain" means minimum gain attributable to Partner Nonrecourse Debt pursuant to Treas. Reg. 1.704-2(i).

     - "Recourse Debt" means any recourse liability of the Company within the meaning of Treas. Reg. 1.752-1(a)(1).

     - "Revaluation Event" means (i) a liquidation of the Company (within the meaning of Treas. Reg. 1.704-1(b)(2)(ii)(g), (ii) a contribution of more than a de minimis amount of money or other property to the Company by a new or existing Member, or (iii) a distribution of more than a de minimis amount of money or other property to a retiring or continuing Member, in each case as consideration for an interest in the Company.

     - "Treasury Regulation" or "Treas. Reg." means the temporary or final regulation(s) promulgated pursuant to the Code by U.S. Department of the Treasury, as amended, and any successor regulation(s).

                                   ARTICLE II

                                CAPITAL ACCOUNTS

     2.01. Maintenance. A single Capital Account shall be maintained for each Member in the manner set forth in this Article II.

     2.02. Net Profits and Net Losses.

     (a) The Net Profits and Net Losses of the Company for purposes of determining allocations to the Capital Accounts of the Members shall be determined in the same manner as set forth in the definition of "Net Profits" and "Net Losses" in Section 1.01 of the Agreement.

     (b) For purposes of Section 2.02(a), in the event that the book value of any item of Company property differs from its tax adjusted basis, the amount of book depreciation, depletion, or amortization for a period with respect to such property shall be computed so as to bear the same relationship to the book value of such property as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the adjusted tax basis of such property. If the adjusted tax basis of such property is zero, the depreciation, depletion, or amortization with respect to such property shall be computed by using any reasonable method selected by the Company.

     2.03. Positive Adjustments. Each Member's Capital Account shall from time to time be increased by:

     (a)  the  amount  of  money  contributed  by  such  Member  to the  Company
(including the amount of any Company liabilities which the Member assumes (within the meaning of Treas. Reg. 1.704-1(b)(2)(iv)(c)) but excluding liabilities assumed in connection with the distribution of Company property and excluding increases in such Member's share of Company liabilities pursuant to
Section 752 of the Code);

     (b) except as otherwise provided by Section 2.07 of this Exhibit, the fair market value of property contributed by such Member to the Company (net of any liabilities secured by such property that the Company is considered to assume or take subject to under Section 752 of the Code);

     (c) allocations to such Member of Company Net Profits (or items thereof);

     (d) upon the occurrence of a Revaluation Event, the Net Profits (or items thereof), if any, that would have been allocated to each Member if all Company property had been sold at its Adjusted Fair Market Value immediately prior to the Revaluation Event, but only to the extent not already reflected in Capital Accounts; and
                                       3

     (e) upon the distribution of Company property to a Member under circumstances not constituting a Revaluation Event, the Net Profits (or items thereof), if any, that would have been allocated to such Member if such Company property had been sold at its Adjusted Fair Market Value immediately prior to the distribution, but only to the extent not already reflected in Capital Accounts.

     2.04. Negative Adjustments. Each Member's Capital Account shall from time to time be reduced by:

     (a) the amount of money distributed to such Member by the Company (including the amount of such Member's individual liabilities for which the Company becomes personally and primarily liable but excluding liabilities assumed in connection with the contribution of property to the Company and excluding decreases in such Member's share of Company liabilities pursuant to
Section 752 of the Code);

     (b) except as otherwise provided by Section 2.07 of this Exhibit, the fair market value of property distributed to such Member by the Company (net of any liabilities secured by such property that such Member is considered to assume or take subject to under Section 752 of the Code);

     (c)  allocations  to such  Member  of  non-deductible  expenditures  of the
Company that are described in Section 705(a)(2)(B) of the Code, and of organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as Section 705(a)(2)(B) expenditures pursuant to Treas. Reg. 1.704-1(b)(2)(iv)(i);

     (d) allocations to such Member of Company Net Losses (or items thereof);

     (e) upon the occurrence of a Revaluation Event, the Net Losses (or items thereof), if any, that would have been allocated to such Member if all Company property had been sold at its Adjusted Fair Market Value immediately prior to the Revaluation Event, but only to the extent not already reflected in Capital Accounts; and

     (f) upon the distribution of Company property under circumstances not constituting a Revaluation Event, the Net Losses (or items thereof), if any, that would have been allocated to such Member if such Company property had been sold at its Adjusted Fair Market Value immediately prior to the distribution, but only to the extent not already reflected in Capital Accounts.

     2.05. Determination of Balances. Except as otherwise provided in this Exhibit, whenever it is necessary to determine the Capital Account of any Member, the Capital Account of that Member shall be determined after giving effect to all allocations of Net Profits and Net Losses of the Company for the current year (including a portion thereof) as well as all distributions for such year in respect of transactions effected prior to the date such determination is to be made.

                                       4

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     2.06. Revaluation of Company Property.

     (a) Upon the occurrence of a Revaluation Event, Company property (whether tangible or intangible) shall be revalued, and the Capital Accounts of the Members shall be adjusted in accordance with Sections 2.03(d) and 2.04(e) of this Exhibit, to reflect the Adjusted Fair Market Value of Company property immediately prior to the Revaluation Event.

     (b) Upon the distribution of Company property to a Member under circumstances not constituting a Revaluation Event, such property shall be revalued, and the Capital Account of each Member shall be adjusted in accordance with Sections 2.03(e) and 2.04(f) of this Exhibit, to reflect the Adjusted Fair Market Value of such property immediately prior to such distribution. The Capital Account of the Member receiving such distribution shall then be adjusted in accordance with Section 2.04(b) of this Exhibit to reflect such distribution.

     (c) In the event that the adjusted tax basis of Company property is increased or decreased under Section 732, 734, or 743 of the Code, a corresponding adjustment shall be made to the value of Company assets to the extent that such increase or decrease is reflected in Capital Accounts pursuant to Section 2.09 of this Exhibit.

     2.07. Promissory Notes.

     (a) In the event that a Member contributes to the Company a Nontradable Note of which such Member is the maker, such note shall not be treated as contributed property for purposes of Section 2.03(b) of this Exhibit. Such Member's Capital Account will be increased with respect to such note only when there is a taxable disposition of such note by the Company or when such Member makes principal payments on such note.

     (b) In the event that the Company distributes to a Member a Nontradable Note of which the Company is the maker, then except as otherwise provided in
Section 2.07(c) or (d) of this Exhibit, such note shall not be treated as distributed property for purposes of Section 2.04(b) of this Exhibit. Such Member's Capital Account will be decreased with respect to such note only when there is a taxable disposition of such note by such Member or when the Company makes principal payments on such note.

     (c) Section 2.07(b) of this Exhibit shall not apply to any negotiable note (of which the Company is the maker) distributed by the Company to a Member in liquidation of the Company or of such Member's interest in the Company if such distribution is made not later than the later of (i) the end of the taxable year in which such liquidation occurs, or (ii) a date which is ninety (90) Days after the date of such liquidation. If such note bears interest at no less than the Applicable Federal Rate at the time of distribution, such Member's Capital Account shall be reduced by the outstanding principal amount of such note; otherwise such Member's Capital Account shall be reduced by the fair market value of such note at the time of distribution.

     (d) In the event that the Company distributes to a Member a negotiable note to which Section 2.07(b) of this Exhibit applies, and the Company or such Member's interest in the Company is subsequently liquidated at a time when all or a portion of such note remains unsatisfied, then such Member's Capital Account shall be reduced as follows: if such note bears interest at no less than the Applicable Federal Rate at the time of such liquidation, such Member's

                                       5

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Capital  Account shall be reduced by the outstanding  principal  balance of such note; otherwise such Member's Capital Account shall be reduced by the fair market value of such note at the time of such liquidation.

     2.08. Adjustments for Investment Credit Property. In the event that the adjusted tax basis for federal income tax purposes of Company Investment Credit property is reduced or increased, the Capital Accounts of the Members shall be adjusted in the manner set forth in Treas. Reg. 1.704-1(b)(2)(iv)(i).

     2.09. Section 754 Elective Adjustments. In the event that the adjusted tax basis of Company property is adjusted under Section 732, 734, or 743 of the Code, the Capital Accounts of the Members shall be adjusted to the extent required by Treas. Reg. 1.704-1(b)(2)(iv)(m).

     2.10. Additional Capital Account Adjustments. The Company shall make any further adjustments to Capital Accounts that may be necessary in order to comply with the rules set forth in Treas. Reg. 1.704-1(b)(2)(iv) as it may be amended from time to time. If the provisions of this Exhibit and the rules of Treas. Reg. 1.704-1(b)(2)(iv) fail to provide guidance as to how the Capital Accounts of the Members should be adjusted to reflect particular items, the Capital Accounts of the Members shall be adjusted in a manner that (i) maintains equality between the aggregate Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, (ii) is consistent with the underlying economic arrangement of the Members, and (iii) is based, wherever practicable, on Federal income tax accounting principles.

     2.11. Transfers of Membership Interests.

     (a) Upon the transfer of a Member's entire membership interest, the Capital Account of such Member shall carry over to the transferee.

     (b) Upon the transfer of a portion of a Member's membership interest, the portion of such Member's Capital Account attributable to the transferred portion shall carry over to the transferee.

ARTICLE III

                    ALLOCATION OF NET PROFITS AND NET LOSSES

     3.01. In General. Allocations to the Capital Accounts of the Members shall be based on the Net Profits and Net Losses of the Company as determined pursuant to Section 2.02 of this Exhibit. Such allocations shall be made as provided in the Agreement except to the extent modified by the provisions of this Article III.

     3.02.  Limitations on Allocation of Net Losses and  Deductions.  Subject to
Section 3.03 of this Exhibit,  but  notwithstanding  any other provisions of the
Agreement:

     (a) Partner Nonrecourse Deductions. Any item of Partner Nonrecourse Deduction with respect to a Partner Nonrecourse Debt shall be allocated to the Member or Members who bear the economic risk loss for such Partner Nonrecourse Debt in accordance with Treas. Reg. 1.704-2(i).

                                       6

                                      106
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     (b)  Excess  Deficit   Balances.   Subject  to  paragraph  (a)  immediately
preceding, no Net Losses or deduction shall be allocated to any Member to the extent that such allocation would cause or increase an Excess Deficit Balance in the Capital Account of such Member. Such Net Losses or deduction shall be reallocated away from such Member and to the other Members in accordance with the Agreement, but only to the extent that such reallocation would not cause or increase Excess Deficit Balances in the Capital Accounts of such other Members.

     3.03. Chargebacks of Net Profits. Notwithstanding any other provisions of the Agreement:

     (a) Company Minimum Gain. In the event that there is a net decrease in Company Minimum Gain for a taxable year of the Company, then before any other allocations are made for such taxable year, each Member shall be allocated items of Net Profits (or items thereof) for such year equal to that Member's share of the net decrease in Company Minimum Gain within the meaning of Treas. Reg. 1.704-2(g)(2). The allocation required by the preceding sentence (the "Minimum Gain Chargeback Requirement") shall not apply to a Member to the extent that:

          (i) the Member's share of the net decrease in Company Minimum Gain is caused by a guarantee, refinancing, or other change in the debt instrument causing it to become partially or wholly Recourse Debt or Partner Nonrecourse Debt, and the Member bears the economic risk of loss (within the meaning of Treas. Reg. 1.752-2) for the newly guaranteed, refinanced, or otherwise changed liability, or

          (ii) the Member contributes capital to the Company that is used to repay the Nonrecourse Liability, and the Member's share of the net decrease in Company Minimum Gain results from the repayment.

If in any taxable year of the Company, the Company has a net decrease in Partnership Minimum Gain and the Minimum Gain Chargeback Requirement causes a distortion in the economic arrangement among the Members and it is not expected that the Company will have sufficient other income to correct the distortion, the Managing Member with the unanimous consent of the other members may seek a waiver from the Internal Revenue Service of the Minimum Gain Chargeback Requirement as permitted by Treas. Reg. 1.704-2(f)(4). Any Minimum Gain Chargeback required for a taxable year of the Company shall consist first of gains recognized from the disposition of Company property subject to one or more Nonrecourse Liabilities of the Company and then if necessary shall consist of a pro rata portion of the Company's other items of income and gain for the taxable year of the Company. If the amount of the Minimum Gain Chargeback Requirement exceeds the Company's income and gains for the taxable year, the excess carries over to the succeeding taxable year. See Treas. Reg. 1.704-2(j)(2)(i) and (iii).

     (b) Partner Nonrecourse Debt Minimum Gain. In the event that there is a net decrease in Partner Nonrecourse Debt Minimum Gain for a taxable year of the Company, then after taking into account allocations pursuant to paragraph (a)


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immediately  preceding,  but  before  any  other  allocations  are made for such taxable year, each Member with a share of Partner Nonrecourse Debt Minimum Gain (determined under Treas. Reg. 1.704-2(i)(5)) as of the beginning of such year shall be allocated items of Net Profits for such year (and, if necessary, for succeeding years) equal to such Member's share of such net decrease in the Partner Nonrecourse Debt Minimum Gain (the "Nonrecourse Debt Minimum Gain Chargeback Requirement"). A Member's share of the net decrease in Partner Nonrecourse Debt Minimum Gain shall be determined in a manner consistent with the provisions of Treas. Reg. 1.704-2(g)(2). A Member shall not be subject to the Nonrecourse Debt Minimum Gain Chargeback Requirement to the extent the net decrease in Partner Nonrecourse Debt Minimum Gain arises because the liability ceases to be a Partner Nonrecourse Debt due to a conversion, refinancing, or other change in the debt instrument that causes it to become partially or wholly a Nonrecourse Liability. The amount that would otherwise be subject to the Nonrecourse Debt Minimum Gain Chargeback Requirement shall be added to the
Member's  share  of  Company   Minimum  Gain  under  paragraph  (a)  immediately
preceding. In addition, the allocation required by the first sentence of this paragraph (b) shall not apply to a Member to the extent that:

          (i) the Member's share of the net decrease in Company Nonrecourse Debt Minimum Gain is caused by a guarantee, refinancing, or other change in the debt instrument causing it to become partially or wholly Recourse Debt or Partner Recourse Debt, and the Member bears the economic risk of loss (within the meaning of Treas. Reg. 1.752-2) for the newly guaranteed, refinanced, or otherwise changed liability, or

          (ii) the Member contributes capital to the Company that is used to repay the Nonrecourse Liability, and the Member's share of the net decrease in Company Minimum Nonrecourse Debt Gain results from the repayment.

If in any taxable year of the Company, the Company has a net decrease in Company Minimum Nonrecourse Debt Gain and the Nonrecourse Debt Minimum Gain Chargeback Requirement causes a distortion in the economic arrangement among the Members and it is not expected that the Company will have sufficient other income to correct the distortion, the Manager(s) will seek a waiver from the Internal Revenue Service of the Nonrecourse Debt Minimum Gain Chargeback Requirement as permitted by Treas. Reg. 1.704-2(i)(4). Any Nonrecourse Debt Minimum Gain Chargeback required for a taxable year of the Company shall consist first of gains recognized from the disposition of Company property subject to one or more Partner Nonrecourse Liabilities of the Company and then if necessary shall consist of a pro rata portion of the Company's other items of income and gain for the taxable year of the Company. If the amount of the Nonrecourse Debt Minimum Gain Chargeback Requirement exceeds the Company's income and gains for the taxable year, the excess carries over to the succeeding taxable year. See Treas. Reg. 1.704-2(j)(2)(ii) and (iii).

     (c) Qualified Income Offset. If, at the end of any taxable year, the Capital Accounts of any Members have Excess Deficit Balances after taking into account all other allocations and adjustments under this Agreement, then items of Net Profits for such year (and, if necessary, for subsequent years) will be reallocated to such Members in the amount and in the proportions needed to eliminate such Excess Deficit Balances as quickly as possible.

                                       8

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     3.04.  Offsetting  Allocations.  Subject to the provisions of Sections 3.02 and 3.03 of this  Exhibit,  but  notwithstanding  any  other  provision  of this
Agreement:

     (a) In the event that any  allocation or  reallocation  is made pursuant to
Section 3.02 or 3.03 of this Exhibit (a "Regulatory Allocation"), then offsetting allocations of remaining Net Profits or Net Losses, or items thereof, for such year (and, if necessary, items of Net Profits or Net Losses for subsequent years) shall be made in such amounts and proportions as are appropriate to restore the Capital Accounts of the Members to the position in which such Capital Accounts would have been if such Regulatory Allocation had not been made.

ARTICLE IV

                             ALLOCATION OF TAX ITEMS

     4.01. In General. Except as otherwise provided in this Article IV, all items of income, gain, loss, and deduction shall be allocated among the Members for federal income tax purposes in the same manner as the corresponding allocation for Net Profits and Net Losses.

     4.02. Section 704(c) Allocations. In the event that the value of an item of Company property differs from its adjusted tax basis, allocations of depreciation, depletion, amortization, gain, and loss with respect to such property will be made for federal income tax purposes in a manner that takes account of the variation between the adjusted tax basis and value of such property in accordance with Section 704(c) of the Code and Treas. Reg. 1.704-1(b)(2)(iv)(f)(4).

     4.03. Tax Credits.

     (a) Any tax credit that is attributable to an expenditure that gives rise to an allocation of loss or deduction (or other downward Capital Account adjustment) shall be allocated among the Members in the same proportion as such Member's distributive shares of such loss or deduction (or other adjustment).

     (b) Any tax credit  whose  allocation  is not  otherwise  specified in this
Section 4.03 shall be allocated among the Members in accordance with Treas. Reg. 1.704-1(b)(4)(ii).

                                   ARTICLE V

                                OTHER TAX MATTERS

     5.01. Minimum Gain. Partnership Minimum Gain shall be allocated among the Members in accordance with Treas. Reg. 1.704-2(g). Partner Nonrecourse Debt Minimum Gain shall be allocated among the Members in accordance with Treas. Reg. 1.704-2(i)(5).

     5.02. Excess Nonrecourse Liabilities. The Members' shares of the Company's Excess Nonrecourse Liabilities pursuant to Treas. Reg. 1.752-3(a) shall be determined in accordance with Section 18.09 of the Agreement requiring unanimous consent for tax elections.

                                       9

                                      109
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     5.03. Withholding.

     (a) The Company shall withhold any amounts required to be withheld pursuant to any applicable provisions of the Code, including without limitation Sections 1441 through 1446 of the Code, or pursuant to any applicable provisions of state or local law.

     (b) Any amounts withheld with respect to a Member's distributive share of Company income (whether or not distributed) shall be treated by the Company and by such Member for all purposes as amounts distributed to such Member. Any amounts withheld with respect to any payment to a Member shall be treated by the Company and by such Member for all purposes as amounts paid to such Member. Amounts so treated as distributed or paid to any Member shall reduce the amount otherwise distributable or payable to such Member.

     (c) In the event that the Company withholds with respect to a Member's distributive share of Company income for a taxable year, and such distributive share exceeds the amount distributed to such Member in such taxable year, then subsequent distributions to such Member shall be deemed to be made first from income with respect to which the Company has already withheld.

     5.04. Limitation on Distributions.

     (a) No distribution shall be made to any Member to the extent that such distribution would cause or increase an Excess Deficit Balance in such Member's Capital Account as of the end of the taxable year of such distribution.

     (b) For purposes of paragraph (a) immediately preceding, in determining the extent to which a distribution to a Member would cause or increase an Excess Deficit Balance in such Member's Capital Account:

          (i) the Company's taxable year shall be deemed to close as of the end of the Day of such distribution; and

          (ii) such Member's Excess Deficit Balance, if any, as of the end of such taxable year shall be determined after taking into account any allocations or other adjustments to such Capital Account for such taxable year.

     (c) any amount that would otherwise be distributable to a Member but which is not distributed because of the limitation of paragraph (a) of this Section shall be retained by the Company as a Company asset, and shall be distributed to such Member at such time as such distribution would not contravene such limitation.

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